MORGAN STANLEY INCOME SECURITIES INC.

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 20, 2018

To the Shareholders of Morgan Stanley Income Securities Inc.:

Notice is hereby given of a Special Meeting of Shareholders (the "Meeting") of Morgan Stanley Income Securities Inc. (the "Acquired Fund"), to be held in Conference Room 3G, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 10:30 a.m, New York time, on April 20, 2018, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated January 22, 2018 (the "Reorganization Agreement"), between the Acquired Fund and Morgan Stanley Institutional Fund Trust (the "Trust"), on behalf of the Corporate Bond Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the "Reorganization"). As a result of this transaction, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund receiving Class I shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Reorganization Agreement attached as Exhibit A thereto. Shareholders of record of the Acquired Fund as of the close of business on February 23, 2018 are entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement and Prospectus), you may do so in lieu of attending the Meeting in person. The Board of Directors of the Acquired Fund recommends that you vote in favor of the Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE ELECTRONICALLY VIA TELEPHONE OR THE INTERNET.

By Order of the Board of Directors,

Mary E. Mullin
Secretary

March 12, 2018

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum is represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy form.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
CORPORATE BOND PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

This Proxy Statement and Prospectus is being furnished to shareholders ("Shareholders") of Morgan Stanley Income Securities Inc. ("MS Income Securities Inc." or the "Acquired Fund") in connection with a Special Meeting of Shareholders (the "Meeting") to be held in Conference Room 3G, Third Floor, 522 Fifth Avenue, New York, NY 10036, at 10:30 a.m., New York time, on April 20, 2018, and any adjournments or postponements thereof, for the following purposes:

1.  To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated January 22, 2018 (the "Reorganization Agreement"), between the Acquired Fund and Morgan Stanley Institutional Fund Trust (the "Trust"), on behalf of the Corporate Bond Portfolio ("MSIFT Corporate Bond" or the "Acquiring Fund"), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the "Reorganization"). As a result of this transaction, Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund receiving Class I shares of the Acquiring Fund with a value equal to the aggregate net asset value ("NAV") of their shares of common stock of the Acquired Fund ("Common Shares") held immediately prior to the Reorganization; and

2.  To act upon such other matters as may properly come before the Meeting.

The terms and conditions of the Reorganization are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Fund are the same as those of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund, filed by the Trust with the Securities and Exchange Commission (the "Commission") as part of the Trust's Registration Statement on Form N-14 (the "Registration Statement"). The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

The Trust is an open-end management investment company. The investment objective of the Acquiring Fund is to seek above-average total return over a market cycle of three to five years.

This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that Shareholders of the Acquired Fund should know before voting on the Reorganization. A copy of the prospectus for the Acquiring Fund, dated January 31, 2018, as may be amended and supplemented from time to time, is attached as Exhibit B, which prospectus forms a part of Post-Effective Amendment No. 173 to the Trust's Registration Statement on Form N-1A (File Nos. 2-89729; 811-03980), and incorporated herein by reference (the "Acquiring Fund's Prospectus"). Also incorporated herein by reference is the Annual Report of the Acquired Fund (the "Acquired Fund's Annual Report") for the fiscal year ended September 30, 2017. In addition, also enclosed and incorporated herein by reference is the Annual Report of the Acquiring Fund for the fiscal year ended September 30, 2017. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated March 12, 2018, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 548-7786 with respect to each of the Acquired Fund and Acquiring Fund or by visiting the Commission's website at www.sec.gov. The Common Shares of the Acquired Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "ICB" and will be delisted from the NYSE in connection with the Reorganization. Reports, proxy statements and other information concerning the Acquired Fund can be inspected at 11 Wall Street, New York, NY 10005.

Shareholders are advised to read and retain this Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated March 12, 2018.

PROXY STATEMENT AND PROSPECTUS

Synopsis	1
General	1
The Reorganization	1
Fee Tables	2
Annual Fund Operating Expenses	4
Portfolio Turnover	4
Tax Consequences of the Reorganization	4
Comparison of Acquired Fund and Acquiring Fund	4
Voting Information	9
Record Date	9
Quorum	9
Voting Procedures	10
Expenses of Solicitation	11
Vote Required	11
Performance Information	11
The Reorganization	12
The Board's Considerations	12
The Reorganization Agreement	14
Tax Aspects of the Reorganization	15
Description of Shares	16
Capitalization Tables (unaudited)	17
Appraisal Rights	17
Comparison of Investment Objectives, Principal Policies and Restrictions	17
Investment Objectives and Policies	17
MS Income Securities Inc. (Acquired Fund)	18
MSIFT Corporate Bond (Acquiring Fund)	18
MSIFT Corporate Bond Portfolio (Combined Fund)	19
Investment Restrictions	19
Additional Information About the Acquiring Fund and the Acquired Fund	21
General	21
Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders	21
Financial Information	22
Shareholder Proposals	22
Management	22
Description of Shares and Shareholder Inquiries	23
Dividends, Distributions and Taxes	23
Purchases, Exchanges and Redemptions	24
Share Information	24
Financial Statements and Experts	25
Standstill Agreement	25
Legal Matters	26
Available Information	26
Other Business	26
Exhibit A – Agreement and Plan of Reorganization	A-1
Exhibit B – Prospectus of the Acquiring Fund dated January 31, 2018, as may be amended and supplemented from time to time	B-1
Exhibit C – Annual Report for the Acquiring Fund for the fiscal year ended September 30, 2017	C-1

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Proxy Statement and Prospectus is being furnished to Shareholders of the Acquired Fund, a diversified closed-end management investment company, in connection with the solicitation by the Board of Directors of the Acquired Fund (the "Board" or "Board of Directors"), of proxies ("Proxies") to be used at the Meeting to consider the Reorganization. It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about March 16, 2018.

Pursuant to the Reorganization, Shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. The shares to be issued by the Acquiring Fund in connection with the Reorganization (the "Acquiring Fund Shares") will be issued at NAV without any sales charges. Any subsequent purchases of Class I shares of the Acquiring Fund after the Reorganization by the former Shareholders of the Acquired Fund will not be subject to any sales charges. Further, the minimum initial investment for Class I shares will be waived and the Acquiring Fund's ability to impose an involuntary conversion or redemption as a result of not meeting investment minimums will be waived indefinitely for former Shareholders of the Acquired Fund that receive Class I shares of the Acquiring Fund. See "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's Prospectus, attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The Board of Trustees of the Trust, on behalf of the Acquiring Fund, has authorized the issuance of the Acquiring Fund Shares to Shareholders of the Acquired Fund in connection with the Reorganization.

The information concerning the Acquired Fund contained herein has been supplied by the Acquired Fund. The information concerning the Acquiring Fund contained herein has been supplied by the Trust.

The Reorganization

The Reorganization is being proposed because the Board has determined that the Reorganization is advisable and in the best interests of the Acquired Fund and its Shareholders. The Reorganization will allow Shareholders of the Acquired Fund to be invested in a fund that is managed according to similar investment objectives, strategies and restrictions and by members of the same investment team and that has a substantially similar fixed income risk and return profile. The Reorganization would benefit Shareholders by offering daily liquidity to MS Income Securities Inc.'s Shareholders, eliminating MS Income Securities Inc.'s trading discount and reducing expenses of MS Income Securities Inc.'s Shareholders. In addition, Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the Acquiring Fund's and Acquired Fund's investment adviser, anticipates that both Shareholders of the Acquired Fund and shareholders of the surviving combined fund (MSIFT Corporate Bond Portfolio) (the "Combined Fund") will benefit from the Reorganization as it may create a vehicle that can gather assets more easily given the anticipated scale and potentially reduce shareholder expenses of the Combined Fund as distribution opportunities increase over time. See "The Reorganization—The Board's Considerations."

The Reorganization Agreement provides for the transfer of substantially all the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares. The aggregate NAV of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the Acquired Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund to its Shareholders as of

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the Valuation Date (as defined below) in complete liquidation of the Acquired Fund. The Acquired Fund thereafter will be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolved under Maryland law, the state of its incorporation. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Shareholder's pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, Shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. It is expected that the interests of the Shareholders will not be diluted as a result of the Reorganization. The "Valuation Date" is the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing.

For the reasons set forth below under "The Reorganization—The Board's Considerations," the Board, including the Directors who are not "interested persons" of the Acquired Fund ("Independent Board Members"), as that term is defined in the 1940 Act, has concluded that the Reorganization is advisable and in the best interests of the Acquired Fund and its Shareholders and recommends approval of the Reorganization.

Fee Tables

The following tables briefly describe the shareholder fees and annual Fund operating expenses that investors of the Funds bear directly and indirectly from an investment in the Funds. Shareholder fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganization. Each Fund pays expenses for management of its assets and other services, and those expenses are reflected in the NAV per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of the Acquiring Fund and Acquired Fund for their fiscal years ended September 30, 2017. The tables also set forth pro forma fees for the Combined Fund reflecting what the fee schedule would have been on September 30, 2017, if the Reorganization had been consummated twelve (12) months prior to that date.

In connection with the Reorganization, the Board of Trustees of the Acquiring Fund approved waiving the minimum initial investment on Class I shares effective upon consummation of the Reorganization. Currently, the Class I shares of the Acquiring Fund are subject to a minimum initial investment amount of $5,000,000. The Board of Trustees of the Acquiring Fund also approved waiving indefinitely the Acquiring Fund's ability to impose an involuntary conversion or redemption as a result of not meeting the initial investment minimum of Class I shares of the Acquiring Fund.

Shareholder Fees
(fees paid directly from your investment)

MS Income Securities Inc. (Acquired Fund)	Common Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
MSIFT Corporate Bond (Acquiring Fund)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None
Pro Forma Combined Fund (MSIFT Corporate Bond Portfolio)	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None

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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

MS Income Securities Inc. (Acquired Fund)	Common Shares
Advisory Fee	0.42%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.78%
MSIFT Corporate Bond (Acquiring Fund)	Class I
Advisory Fee	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	0.88%
Total Annual Fund Operating Expenses*	1.26%
Fee Waiver and/or Expense Reimbursement*	0.56%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement*	0.70%
Pro Forma Combined Fund (MSIFT Corporate Bond Portfolio)	Class I
Advisory Fee	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses**	0.73%
Fee Waiver and/or Expense Reimbursement**	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	0.70%

*  MSIM has agreed to reduce its advisory fee and/or reimburse the Acquiring Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Trust's Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

**  MSIM has agreed to reduce its advisory fee and/or reimburse the Combined Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Trust's Board of Trustees acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate.

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either the Acquired Fund or Acquiring Fund for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year, if applicable). Although an investor's actual costs may be higher or lower, the table below shows an investor's costs at the end of each period based on these assumptions.

MS Income Securities Inc. (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Common Shares	$80	$249	$433	$966
MSIFT Corporate Bond (Acquiring Fund)
Class I	$72	$344	$638	$1,473

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Pro Forma Combined Fund (MSIFT Corporate Bond Portfolio)	1 Year	3 Years	5 Years	10 Years
Class I	$72	$230	$403	$904

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Acquiring Fund's portfolio turnover rate was 33% of the average value of its portfolio and the Acquired Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Tax Consequences of the Reorganization

As a condition to the Reorganization, the Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or the Acquired Fund's Shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. Receipt of such opinion is a condition to the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization—Tax Aspects of the Reorganization" below.

Comparison of Acquired Fund and Acquiring Fund

Investment Objectives. Principal Investment Policies and Benchmarks. The investment objective and principal investment policies of the Acquired Fund are similar to those of the Acquiring Fund and are set forth below. Each of the Acquired Fund, the Acquiring Fund and the Combined Fund are diversified funds. A principal difference between the Acquired Fund and the Acquiring Fund relates to their structure as a closed-end fund and an open-end fund, respectively, which affects how each Fund is structured and sold to investors. The principal differences between the investment policies of the Acquired Fund, the Acquiring Fund and the Combined Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. Each of the Acquired Fund's and Acquiring Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the respective Fund's outstanding voting securities, as defined in the 1940 Act, but no change is currently anticipated. The below table shows the investment objectives, principal investment policies and primary benchmarks of each of the Acquired Fund, the Acquiring Fund and the Combined Fund.

MS Income Securities Inc. (Acquired Fund)	MSIFT Corporate Bond (Acquiring Fund)	MSIFT Corporate Bond Portfolio (Combined Fund)
Investment Objective	Investment Objective	Investment Objective
• To provide a high level of current income consistent with prudent investment risk is the primary objective; capital appreciation is a secondary objective	• Seeks above-average total return over a market cycle of three to five years	• Seeks above-average total return over a market cycle of three to five years

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MS Income Securities Inc. (Acquired Fund)	MSIFT Corporate Bond (Acquiring Fund)	MSIFT Corporate Bond Portfolio (Combined Fund)
Principal Investment Policies	Principal Investment Policies	Principal Investment Policies
• MSIM seeks to achieve the Acquired Fund's investment objective by investing all of the Fund's assets in fixed income securities as follows:
(i) At least 50% of the value of the Fund's total assets will be invested in straight debt securities rated within the four highest grades as determined by S&P Global Ratings Group, a division of S&P Global Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), or in U.S. government securities, bank obligations considered by the Adviser to have comparable investment quality as those securities rated by S&P or Moody's within their respective four highest grades, commercial paper within the three highest grades as determined by S&P or the two highest grades as determined by Moody's, cash or cash equivalents;
(ii) Up to 20% of the Fund's total assets in Yankee Government Issues and up to 15% of the Fund's total assets may be invested in Yankee Corporate issues all of which are rated no lower than Baa by Moody's or BBB by S&P or, if not rated, are deemed to be of comparable quality by MSIM;
(iii) At least 75% of the value of the Fund's total assets must be invested in securities and cash as described in (i) above and in other fixed income securities, including convertible bonds, convertible preferred and preferred stock, which meet the rating strictures of the four highest grades of S&P or Moody's;	• Under normal circumstances MSIM seeks to achieve the Acquiring Fund's investment objective by investing at least 80% of the Fund's assets in corporate bonds.
• The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds.
• The Fund invests primarily in U.S. corporate bonds that carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase.
• MSIM employs a value approach toward fixed income investing and evaluates the relative attractiveness of corporate bonds. MSIM relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. MSIM also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk.	• Under normal circumstances, MSIM seeks to achieve the Combined Fund's investment objective by investing at least 80% of the Fund's assets in corporate bonds.
• The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds.
• The Fund invests primarily in U.S. corporate bonds that carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase.
• MSIM employs a value approach toward fixed income investing and evaluates the relative attractiveness of corporate bonds. MSIM relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. MSIM also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk.

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MS Income Securities Inc. (Acquired Fund)	MSIFT Corporate Bond (Acquiring Fund)	MSIFT Corporate Bond Portfolio (Combined Fund)
(iv) Up to 10% of the Fund's total assets may be invested in tax-exempt municipal bonds, including zero coupon bonds, rated within the four highest rating categories by S&P or Moody's; and
(v) Up to 25% of the Fund's total assets may be invested in other fixed income securities which are not rated by S&P or Moody's, or if so rated, are not within the four highest grades.
• A diversified fund • A closed-end fund	• A diversified fund • An open-end fund	• A diversified fund • An open-end fund
Primary Benchmark	Primary Benchmark	Primary Benchmark
• Bloomberg Barclays Corporate Baa Index	• Bloomberg Barclays U.S. Corporate Index	• Bloomberg Barclays U.S. Corporate Index

Difference Between a Closed-End and an Open-End Fund. A closed-end fund, like the Acquired Fund, does not redeem its outstanding shares or generally engage in the continuous sale of new shares, and its shares are typically traded on a securities exchange. Thus, investors who want to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the prevailing market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the NAV per share of the closed-end fund. An open-end fund, like the Acquiring Fund, continuously issues shares that can generally be redeemed or sold back to the fund at the fund's NAV per share. Moreover, open-end funds are not typically traded on a securities exchange and therefore issue new shares at the fund's offering price, which is the NAV per share plus any applicable sales charge. Since open-end funds must be ready to redeem their shares on a daily basis, open-end funds may hold more cash reserves than closed-end funds, which may affect performance. Because shares of a closed-end fund typically trade on an exchange in the secondary market, a closed-end fund may more frequently utilize illiquid positions to advance its investment strategy as the fund is not required, among other reasons, to meet ongoing shareholder redemptions. There is expected to be no additional portfolio turnover of the Acquiring Fund to satisfy the liquidity requirements of an open-end fund, as all holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund.

Fund Management. The Acquiring Fund and Acquired Fund are both managed within MSIM's Taxable Fixed Income team, and, if the Reorganization is approved, the Combined Fund is expected to continue to be managed within MSIM's Taxable Fixed Income team. Current members of the team jointly and primarily responsible for the day-to-day management of both the Acquiring Fund and the Acquired Fund are Joseph Mehlman, Christian G. Roth and Mikhael Breiterman-Loader.

Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Roth has been associated with the Adviser in an investment management capacity since 1991. Mr. Breiterman-Loader has been associated with the Adviser in an investment management capacity since 2009.

All team members are responsible for the execution of the overall strategy of each Fund.

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Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund is provided in the Trust's Statement of Additional Information.

Investment Advisory Fees. The Acquiring Fund and Acquired Fund currently obtain advisory services from MSIM. MSIM is a wholly-owned subsidiary of Morgan Stanley (NYSE: "MS") with its principal office located at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of average daily net assets for Acquiring Fund and average weekly net assets for Acquired Fund) payable by the Funds is set forth below. The Acquiring Fund pays its advisory fee on a quarterly basis while the Acquired Fund pays its advisory fee on a monthly basis. The Combined Fund will pay its advisory fee on a quarterly basis.

MS Income Securities Inc. (Acquired Fund):	0.42% of the portion of average weekly net assets not exceeding $500 million; and 0.35% of the portion of average weekly net assets exceeding $500 million
MSIFT Corporate Bond (Acquiring Fund):	0.375% of average daily net assets
MSIFT Corporate Bond Portfolio (Combined Fund):	0.375% of average daily net assets

Shareholders of the Acquired Fund are expected to benefit from expense savings as a result of the Reorganization as the net advisory fee rate paid will be reduced from 0.42% to 0.375% and the net total expense ratio will be reduced from 0.78% to 0.70%. To the extent that MSIM decides not to continue its fee waiver and/or expense reimbursement arrangement for Class I shares of the Acquiring Fund beyond the one-year period or in the event the Board of Trustees of the Trust, with respect to the Acquiring Fund, acts to discontinue all or a portion of such waiver and/or reimbursement, the net total expenses of the Combined Fund may be higher than those of the Acquired Fund. See "The Reorganization—The Board's Considerations."

Comparison of Other Service Providers. The Acquired Fund and Acquiring Fund have the same custodian, administrator and independent registered public accounting firm. For each Fund, the custodian is State Street Bank and Trust Company, the administrator is MSIM and the independent registered public accounting firm is Ernst & Young LLP. For the Acquired Fund, the transfer agent is Computershare Trust Company, N.A. For the Acquiring Fund, the transfer agent is DST Asset Manager Solutions, Inc. In addition, for the Acquiring Fund, the distributor is Morgan Stanley Distribution, Inc.

Other Significant Fees. Each of the Acquiring Fund and Acquired Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Trust's Board of Trustees has authorized the issuance of the Acquiring Fund Shares in connection with the Reorganization.

Acquired Fund Shares

The Acquired Fund is a closed-end investment company that currently has outstanding one class of Common Shares, par value $0.01 per Common Share. The Acquired Fund's Common Shares are not subject to a sales charge or 12b-1 fee. The Acquired Fund's Common Shares trade on the NYSE (symbol: ICB) and may only be purchased and sold through a broker or dealer at the market price, plus a brokerage commission.

Class I Shares of Acquiring Fund

Minimum Investments. Class I shares of the Acquiring Fund are offered only to investors meeting an initial investment minimum of $5,000,000. If the value of an investor's account falls below the minimum initial investment amount for Class I shares as a result of share redemptions or if such investor no longer meets one of the waiver

7

criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquiring Fund, (if an account meets the minimum investment amount for such class)) or involuntary redemption. Shareholders will be notified prior to any such conversion or redemption. For further information relating to minimum investment requirements for Class I shares of the Acquiring Fund, please see the section entitled "Shareholder Information—Minimum Investment Amounts" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The minimum initial investment for Class I shares will be waived for Shareholders of the Acquired Fund that receive Class I shares of the Acquiring Fund in connection with the Reorganization. In addition, the Acquiring Fund's ability to impose an involuntary conversion or redemption will be waived indefinitely for Shareholders of the Acquired Fund that receive Class I shares of the Acquiring Fund in connection with the Reorganization.

Sales Charges. Class I shares of the Acquiring Fund are not subject to either an initial sales charge or a contingent deferred sales charge.

Exchange Privileges. Class I shares of the Acquiring Fund may be exchanged for shares of the same class of any Morgan Stanley Multi-Class Fund (as defined in the Prospectus for the Acquiring Fund), if available, or for shares of a Morgan Stanley Money Market Fund (as defined in the Prospectus for the Acquiring Fund), if available, without the imposition of an exchange fee. Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will apply to Shareholders of the Combined Fund.

The Acquiring Fund provides telephone exchange privileges to its Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Shareholder Information—Exchange Privilege" in the Acquiring Fund's Prospectus attached hereto as Exhibit B

Dividends. The Acquiring Fund declares dividends separately for each of its classes. The Acquired Fund declares dividends and normally pays dividends, if any, from net investment income monthly and distributes net realized capital gains, if any, annually. The Acquiring Fund's policy is to declare dividends and distribute substantially all of its net investment income to shareholders quarterly and distribute net realized capital gains, if any, at least annually. With respect to the Acquiring Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of such Fund at NAV unless the shareholder instructs otherwise. With respect to the Acquired Fund, dividends and capital gains distributions are automatically reinvested in additional Common Shares of the Acquired Fund pursuant to the Acquired Fund's Dividend Reinvestment Plan unless the shareholder elects to receive cash.

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PRINCIPAL RISK FACTORS

The principal risks of investing in the Acquiring Fund are similar to those of investing in the Acquired Fund. The value of an investment in each Fund is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Fixed Income Securities. Each of the Acquiring Fund and the Acquired Fund concentrate their investments in fixed income securities, primarily investment grade corporate bonds. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. Each Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Each Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of each Fund's fixed income securities may be rated below investment grade.

Liquidity. Each Fund's investments in illiquid securities and restricted securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Acquiring Fund, see "Details of the Funds—Corporate Bond Portfolio—Principal Risks," and "Additional Information About the Funds' Investment Strategies and Related Risks" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

VOTING INFORMATION

Record Date

The record date (the "Record Date") has been fixed as the close of business on February 23, 2018 for the determination of Shareholders of the Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 8,963,335 shares of the Acquired Fund issued and outstanding.

Quorum

Shareholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. The presence in person or

9

by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of the Acquired Fund present in person or by Proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Shareholders based on all relevant factors, including the nature of the proposal, the percentage of Shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment and will not be counted as votes cast. As a result, abstentions will have no effect on the result of the vote on any such adjournment. Pursuant to the Acquired Fund's By-Laws, the chairman of the Meeting or an officer of the Fund also has the power to adjourn the Meeting from time to time.

Voting Procedures

The enclosed form of Proxy for the Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Proxies from Shareholders may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Morgan Stanley Income Securities Inc., 522 Fifth Avenue, New York, NY 10036; (ii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted); or (iii) attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself revoke a Proxy; a Shareholder may attend the Meeting in person to revoke a previously provided Proxy and to authorize Proxies to vote their shares in accordance with their new instructions.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Shareholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will

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receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Shareholders.

Expenses of Solicitation

Proxies will be solicited primarily by mailing this Proxy Statement and Prospectus and its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, facsimile or oral communication. The Acquired Fund may retain Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by CFS is approximately $22,000. The expenses of the Reorganization, including the cost of printing, filing and proxy solicitation (including the aforementioned cost of additional telephone solicitation by CFS) and legal and accounting expenses, are expected to be approximately $210,000, all of which will be borne by the Acquired Fund.

Vote Required

Approval of the Reorganization by the Shareholders of the Acquired Fund requires the affirmative vote of a majority of all the votes entitled to be cast by the Shareholders of the Acquired Fund on the matter. Abstentions and broker non-votes are not considered votes "FOR" or "AGAINST" the Reorganization at the Meeting and will not be counted as votes cast. As a result, abstentions and broker non-votes have the same effect as a vote against the Reorganization.

If the Reorganization is not approved by Shareholders of the Acquired Fund, the Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Acquiring Fund by showing the Acquiring Fund's Class I shares' performance from year-to-year and by showing how the Acquiring Fund's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Acquiring Fund's past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548- 7786.

Annual Total Returns—Calendar Year

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.88% (quarter ended March 31, 2016) and the lowest return for a calendar quarter was -4.37% (quarter ended September 30, 2008).

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Average Annual Total Returns1
(for the calendar periods ended December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/31/90)
Return Before Taxes	6.90%	5.36%	4.70%	6.51%
Return After Taxes on Distributions[2]	5.55%	4.01%	3.26%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	3.49%	3.00%	4.22%
Bloomberg Barclays U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)[3]	6.42%	3.48%	5.65%	6.93%[5]
Lipper Corporate Debt Funds BBB-Rated Index (reflects no deduction for taxes)[4]	7.73%	3.54%	5.36%	6.55%[5]

(1)  During 2016 and 2017, the Acquiring Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the one, five and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights in the Acquiring Fund's prospectus for further information.

(2)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

(3)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. It is not possible to invest directly in an index.

(4)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. There are currently 30 funds represented in this index

(5)  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Acquiring Fund Shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Acquiring Fund Shares been sold at the end of the relevant periods, as applicable.

THE REORGANIZATION

The Board's Considerations

The Board, including the Independent Board Members, unanimously declared advisable and approved the Reorganization on behalf of the Acquired Fund and determined to recommend that Shareholders of the Acquired Fund approve the Reorganization. In connection with the Board's review of the Reorganization, MSIM advised the Board about a variety of matters, including, but not limited to:

1.  there is not expected to be any diminution in the nature, quality and extent of services provided to the Acquired Fund and Shareholders as a result of the Reorganization;

2.  the substantially similar investment objectives, principal investment strategies and risks of the Acquired Fund and the Acquiring Fund;

3.  the continuity of the portfolio management teams;

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4.  the asset base of the Acquiring Fund as compared to the Acquired Fund;

5.  the current and future sales and asset growth potential of the Acquiring Fund as compared to the Acquired Fund;

6.  the potential for broader distribution opportunities of the Acquiring Fund as compared to the Acquired Fund due to the larger asset base of the Combined Fund;

7.  the expected expense savings for Shareholders of the Acquired Fund as the net effective advisory fee rate and the net total expense ratio will be reduced as a result of the Reorganization;

8.  the terms and conditions of the Reorganization;

9.  the negotiation of a Standstill Agreement with Karpus Management ("Karpus");

10.  that there is expected to be no additional portfolio turnover of the Acquiring Fund as a result of the Reorganization, as all holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund;

11.  the estimated expenses of the Reorganization, such as the expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to be approximately $210,000, all of which will be borne by the Acquired Fund;

12.  the expected tax-free nature of the Reorganization;

13.  that the ability to use any capital loss carryforwards would not be lost as a result of the Reorganization (although the annual amount of such carryforwards that may be used on an annual basis may be limited as a result of the Reorganization, as a result of which a portion of such carryforwards may expire unused); and

14.  the opportunity for Shareholders of the Acquired Fund to capture the value of the discount between market price and NAV of the shares, if any, at the time of the Reorganization and to have daily liquidity at NAV.

The Board noted that the current investments of the Acquired Fund may be held by the Acquiring Fund in accordance with the investment guidelines of the Acquiring Fund. In considering the possible conversion of the Acquired Fund to an open-end fund versus the Reorganization, the Board and MSIM discussed, among other things, the overlap among Morgan Stanley Fund offerings, and the goal of finding a cost effective solution to streamline the Morgan Stanley fund offerings, reducing costs to shareholders and broadening distribution with scalable investment strategies. The Board and MSIM discussed the exchangeability among funds within the Morgan Stanley fund family, the expense caps on the Acquiring Fund, applicable sales charges and the waiver of minimum investment amounts applicable to the Acquiring Fund for Shareholders of the Acquired Fund in connection with the Reorganization.

The Board noted that the Acquiring Fund's advisory fee rate will be lower than the Acquired Fund's advisory fee rate and the total annual operating expenses of the Combined Fund are projected to be lower than the total annual operating expenses of the Acquired Fund as a result of the Reorganization.

The Board considered that the Adviser entered into a Standstill Agreement, dated as of January 22, 2018, by and among the Adviser and Karpus. Under the Standstill Agreement, Karpus agreed to vote or cause to be voted all shares of the Acquired Fund that Karpus has the power to vote or direct the vote of in accordance with the recommendation of the Acquired Fund's Board regarding the Reorganization. In consideration of the foregoing, Karpus agreed to, among other things, refrain for a two-year period from submitting or soliciting shareholder proposals or voting against the recommendation of a MSIM fund's board in respect of a MSIM advised closed-end fund or the Acquiring Fund.

The shareholders of the Acquired Fund are expected to experience ongoing cost savings following the Reorganization, and the Board accordingly deemed it appropriate that the Fund bear the estimated Reorganization expenses of approximately $210,000.

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In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel. The Board considered the Reorganization and the impact of the Reorganization on the Acquired Fund and its Shareholders. The Board concluded, based on all of the information presented, that the Reorganization is advisable and in the best interests of the Acquired Fund and its Shareholders, and decided to recommend that the Acquired Fund's Shareholders approve the Reorganization.

If Shareholders of the Acquired Fund do not approve the Reorganization, the Board will consider other courses of action for the Acquired Fund.

The Reorganization Agreement

The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

The Reorganization Agreement provides that (i) the Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date, to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund, including, without limitation, all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles applied consistently with those of Acquired Fund's most recent audited financial statements, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be dissolved as a Maryland corporation; and (iv) the issued and outstanding shares of the Acquired Fund would be canceled.

The number of Acquiring Fund Shares to be delivered to the Acquired Fund will be determined by dividing the aggregate NAV of Common Shares of the Acquired Fund, acquired by the Acquiring Fund, by the NAV per share of Class I shares of the Acquiring Fund; these values will be calculated as of the Valuation Date. As an illustration, assume that on the Valuation Date, Common Shares of the Acquired Fund had an aggregate NAV of $100,000. If the NAV per Class I share of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Common Share Shareholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. Each Shareholder of the Acquired Fund will receive Class I shares of the Acquiring Fund. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund Shares to each Shareholder.

The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of the Trust, on behalf of the Acquiring Fund, and the Acquired Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by January 22, 2019, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

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Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. The Acquired Fund shall be dissolved as a Maryland corporation following the distribution of the Acquiring Fund Shares to Shareholders of record of the Acquired Fund, and without further notice the outstanding shares of the Acquired Fund will be canceled.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of the Acquired Fund and reinvest the proceeds in the Acquiring Fund Shares at NAV and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders.

Shareholders of the Acquired Fund will continue to be able to trade their Common Shares of the Acquired Fund on the NYSE until the close of business on the business day preceding the Closing Date.

Tax Aspects of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of the Reorganization to Shareholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions and facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities or upon the distribution of the Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

4.  No gain or loss will be recognized by Shareholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Acquired Fund shares surrendered by each such Shareholder in exchange therefor;

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6.  The holding period of the Acquiring Fund Shares to be received by each Shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of the Reorganization, the Acquired Fund will distribute to its Shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable. The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

The Acquiring Fund's ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. First, under Section 384 of the Code, if the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, that gain, to the extent realized within five years following the Reorganization, may not be offset by a carryforward of losses realized prior to the Reorganization (other than a carryforward of that Fund's own pre-Reorganization losses) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. Second, a portion of a Fund's pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred. The effect of these rules on the Funds and their shareholders will be determined based on the particular facts and circumstances at the time that the Reorganization takes place.

As of September 2017, the Acquiring Fund had approximately $8.1 million in capital loss carry forwards, which will expire on September 30, 2018. The Acquired Fund had $411,000 of capital loss carry forwards as of September 2017, which are not subject to expiration. As a result of the Reorganization, the usage of the Acquiring Fund's capital loss carry forwards is currently expected to be limited to an amount not greater than $974,000 after the date of the Reorganization and a portion of such loss carryforwards may expire unused as a result of such limitation.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding the Acquiring Fund Shares, see "Shareholder Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

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Capitalization Tables (unaudited)

The following tables set forth the capitalization of the Acquired Fund as of September 30, 2017 and the Acquiring Fund on a pro forma combined basis as if the Reorganization had occurred on that date:

MS Income Securities Inc. (Acquired Fund)	Common Shares
Net Assets	$175,075,361
Pro Forma Adjustments†	$(210,000)
Net Assets minus Pro Forma Adjustments	$174,865,361
Shares Outstanding	8,963,335
Net Asset Value Per Share	$19.51
MSIFT Corporate Bond (Acquiring Fund)	Class I
Net Assets	$37,992,751
Shares Outstanding	3,084,654
Net Asset Value Per Share	$12.32
Pro Forma Combined Fund (MSIFT Corporate Bond Portfolio)	Class I	Class A	Class L	Class C
Net Assets	$212,858,112	$7,911,294	$1,749,170	$1,084,285
Shares Outstanding	3,084,654	641,921	142,158	88,512
Pro Forma Adjustments††	14,193,617	—	—	—
Shares Outstanding plus Pro Forma Adjustments	17,278,271	—	—	—
Net Asset Value Per Share	$12.32	$12.32	$12.30	$12.25

†  Reflects the charge for estimated Reorganization expenses of $210,000 attributable to the Acquired Fund.

††  Reflects the additional Class I shares issued by the Acquiring Fund to account for the greater net asset value per share of the Acquired Fund.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objectives of the Acquired Fund, the Acquiring Fund and the Combined Fund are set forth in the table below:

	MS Income Securities Inc. (Acquired Fund)	MSIFT Corporate Bond (Acquiring Fund)	MSIFT Corporate Bond Portfolio (Combined Fund)
Investment Objective	• To provide a high level of current income consistent with prudent investment risk is the primary objective; capital appreciation is a secondary objective	• Seeks above-average total return over a market cycle of three to five years	• Seeks above-average total return over a market cycle of three to five years

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	MS Income Securities Inc. (Acquired Fund)	MSIFT Corporate Bond (Acquiring Fund)	MSIFT Corporate Bond Portfolio (Combined Fund)
Investment Objective

• The Acquired Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Acquired Fund's outstanding voting securities, as defined in the 1940 Act

• The Acquiring Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Acquiring Fund's outstanding voting securities, as defined in the 1940 Act

• The Combined Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Combined Fund's outstanding voting securities, as defined in the 1940 Act

MS Income Securities Inc. (Acquired Fund)

MSIM seeks to achieve the Acquired Fund's investment objective by investing all of the Fund's net assets in fixed income securities as follows:

(1)  At least 50% of the value of the Acquired Fund's total assets will be invested in (a) straight debt securities which have a rating within the four highest grades as determined by S&P or Moody's; (b) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (c) marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a province of Canada or any instrumentality or political subdivision thereof, acquired under circumstances that would not subject the Fund to the U.S. Interest Equalization Tax; (d) obligations of, or guaranteed by, national or state banks or bank holding companies which obligations although not rated as a matter of policy by S&P or Moody's are considered by the Adviser to have an investment quality comparable to securities which may be purchased under item (a) above; (e) commercial paper having, at the time of purchase, a rating within the three highest grades as determined by S&P or the two highest grades as determined by Moody's; or (f) cash or cash equivalents.

(2)  Up to 20% of the Acquired Fund's total assets in Yankee Government Issues and up to 15% of the Fund's total assets may be invested in Yankee Corporate issues all of which are rated no lower than Baa by Moody's or BBB by S&P or, if not rated, are deemed to be of comparable quality by the Adviser.

(3)  At least 75% of the value of the Acquired Fund's total assets must be invested in securities and cash as described in (1) above and in other fixed income securities, including convertible bonds, convertible preferred and preferred stock, which meet the rating strictures of the four highest grades of S&P or Moody's.

(4)  Up to 10% of the Acquired Fund's total assets may be invested in tax-exempt municipal bonds, including zero coupon bonds, rated within the four highest rating categories by Moody's or S&P.

(5)  Up to 25% of the Acquired Fund's total assets may be invested in other fixed income securities which are not rated by S&P or Moody's, or if so rated, are not within the four highest grades.

In addition, the Acquired Fund will not directly purchase common stocks. However, the Acquired Fund may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto. The Acquired Fund may invest up to 40% of the value of its total assets in fixed income securities of each of the electric utility and telephone industries. The Acquired Fund may invest in options and futures. The Acquired Fund may invest in restricted securities, private placements, etc. in an amount over 10% as set forth by the Board from time to time.

MSIFT Corporate Bond (Acquiring Fund)

Under normal circumstances, MSIM seeks to achieve the Acquiring Fund's investment objective by investing at least 80% of the Fund's assets in corporate bonds. This policy may be changed without shareholder approval; however, an investor would be notified upon 60 days' notice in writing of any changes. The Acquiring Fund invests

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primarily in a diversified mix of U.S. dollar-denominated corporate bonds. The Acquiring Fund invests primarily in U.S. corporate bonds that carry an investment grade rating (i.e., generally rated Baa3 or higher by Moody's, BBB- or higher by S&P, BBB- or higher by Fitch Ratings, Inc., or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase.

The Adviser employs a value approach toward fixed income investing and evaluates the relative attractiveness of corporate bonds. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk.

The Acquiring Fund may invest in restricted and illiquid securities.

The Acquiring Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Acquiring Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. Derivative instruments used by the Acquiring Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIFT Corporate Bond Portfolio (Combined Fund)

The Combined Fund will maintain the same investment objective, policies and restrictions as the Acquiring Fund.

Investment Restrictions

The investment restrictions adopted by the Acquired Fund and Acquiring Fund as fundamental policies are similar. The Acquiring Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Trust's statement of additional information dated January 31, 2018, as may be amended and supplemented from time to time.

A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio.

The differences in the investment restrictions adopted by the Funds as fundamental policies are discussed below:

1.  The Acquiring Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Acquired Fund will not invest in commodities or commodity contracts, or write or purchase puts, calls or combinations of both;

2.  The Acquiring Fund will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example,

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automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities. The Acquired Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, provided that the Fund may invest up to 40% of the value of its total assets in each of the electric utility and telephone industries;

3.  The Acquired Fund will not invest in companies for the purpose of exercising control or management. The Acquiring Fund is not subject to this as a fundamental investment restriction;

4.  The Acquired Fund will not purchase securities on margin or make short sales of securities, except sales "against the box." The Acquiring Fund is not subject to this as a fundamental investment restriction;

5.  The Acquired Fund will not purchase or retain the securities of any issuer if the officers and directors of the Fund or its Adviser owning individually more than 1/2 of 1% of the securities of that issuer together own beneficially more than 5% of the issuer's securities. The Acquiring Fund is not subject to this as a fundamental investment restriction;

6.  The Acquired Fund will not purchase the securities of any other investment company, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the Fund's shareholders. The Acquiring Fund is not subject to this as a fundamental investment restriction; and

7.  The Acquired Fund will not invest more than 5% of the value of its total assets in the securities of companies which have a record of less than three years continuous operation. The Acquiring Fund is not subject to this as a fundamental investment restriction.

The following non-fundamental investment restrictions apply only to the Acquiring Fund, which may be changed by the Board without shareholder approval:

1.  The Acquiring Fund will not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

2.  The Acquiring Fund will not sell short unless the Fund (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

3.  The Acquiring Fund will not pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that the Fund may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

4.  The Acquiring Fund will not invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

5.  The Acquiring Fund will not invest for the purpose of exercising control over management of any company; and

6.  The Acquiring Fund will not invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that

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no Fund will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

General

For a discussion of the organization and operation of the Acquiring Fund, see "Fund Summary—Corporate Bond Portfolio," "Details of the Funds—Corporate Bond Portfolio" and "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B. For a discussion of the organization and operation of the Trust, see "General Information—Fund History" in the Trust's statement of additional information relating to the Acquiring Fund.

Additional financial information about the Acquired Fund is available in its Annual Report to Shareholders for the fiscal year ended September 30, 2017.

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders

The Acquiring Fund is organized as a separate portfolio of the Trust, a Pennsylvania Trust that is governed by its Declaration of Trust, as amended, Amended and Restated By-Laws, as may be amended from time to time, and Pennsylvania law. The Acquired Fund is organized as a Maryland corporation and is governed by its Charter, By-Laws, as amended and Maryland law.

While both Pennsylvania and Maryland corporate law contain many provisions specifically applicable to management investment companies, certain statutory differences do exist and the Trust's and Acquired Fund's organizational documents contain certain differences summarized below. Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder.

Consistent with Pennsylvania law, the Trust has authorized the issuance of an unlimited number of shares. The Trust's organizational documents allow its Board of Trustees to create one or more separate investment portfolios and to establish a separate series or classes of shares for each portfolio, and to further subdivide the shares of any series into one or more classes. The Trust's organizational documents allow its Board of Trustees to create one or more separate investment portfolios and to establish a separate series or classes of shares for each portfolio, and to further subdivide the shares of any series into one or more classes.

Neither the Charter nor the By-Laws of the Acquired Fund contain specific provisions regarding the personal liability of shareholders. However, under the Maryland General Corporation Law, shareholders of a Maryland corporation generally will not be held personally liable for the acts or obligations of the corporation, except that a shareholder may be liable to the extent that (i) consideration for the shares has not been paid, (ii) the shareholder knowingly accepts a distribution in violation of the charter or Maryland law, or (iii) the shareholder receives assets of the corporation upon its liquidation and the corporation is unable to meet its debts and obligations, in which case the shareholder may be liable for such debts and obligations to the extent of the assets received in the distribution.

The Acquired Fund holds annual meetings as required by the rules of the NYSE. Under Maryland law and the Acquired Fund's By-laws, the Acquired Fund will call a special meeting of its shareholders upon the written request of shareholders entitled to cast at least a majority of all the votes entitled to be cast at such meeting. Such request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The secretary of the Acquired Fund shall (i) inform the shareholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Acquired Fund notify each shareholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Acquired Fund's By-laws, unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding 12 months. The Acquiring

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Fund is not required, and the Acquiring Fund does not anticipate, holding annual meetings of its shareholders. The Acquiring Fund has certain mechanics whereby shareholders can call a special meeting of the Acquiring Fund.

Shareholders of the Funds generally have the right to approve investment advisory agreements, elect trustees/directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the organizational documents of the Trust or Acquired Fund, as applicable, or deemed desirable by the respective Board.

The business of the Acquiring Fund and the Acquired Fund is supervised by the respective Boards of the Acquired Fund and the Trust. The Board of the Acquired Fund consists of the same members as the Board of the Trust. The responsibilities, powers and fiduciary duties of trustees under Pennsylvania law are generally similar in certain respects to those for directors under Maryland law, although significant differences do exist and shareholders should refer to the provisions of each Fund's applicable organizational documents and applicable law for a more thorough comparison. For the Acquiring Fund, trustee vacancies may be filled by approval of a majority of the trustees then in office subject to provisions of the 1940 Act. A trustee's term lasts until the election of such person's successor or until such person's earlier resignation or removal. The Directors of the Acquired Fund are divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office either with or without cause only by the affirmative vote of a majority of the votes entitled to be cast by the Acquired Fund's shareholders, and the affirmative vote of a majority of the Acquired Fund's outstanding shares is required to amend, alter or repeal the provisions in the Acquired Fund's Charter. These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board more difficult than if such provisions were not in place.

The foregoing is only a summary of certain differences between the Acquiring Fund and the Acquired Fund under applicable law and their organizational documents. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the Commission, and shareholders may obtain copies of such documents as described herein.

Financial Information

For additional financial information about the Acquiring Fund, see "Financial Highlights—Corporate Bond Portfolio" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

For additional financial information about the Acquired Fund, see "Financial Highlights" in the Acquired Fund's Annual Report for the fiscal year ended September 30, 2017.

Shareholder Proposals

The Acquiring Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Acquired Fund (in the event the Reorganization is not completed) or the Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the Commission require that, among other things, a shareholder's proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in the proxy materials for a meeting.

Management

For information about the Board of Trustees, MSIM and the Distributor of the Acquiring Fund, see "Fund Management" in the Acquiring Fund's Prospectus attached hereto as Exhibit B and "Management of the Fund" and "Investment Advisory and Other Services" in the Trust's statement of additional information.

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For information about the Board of Directors and Officers of the Acquired Fund, see "Director and Officer Information" in the Acquired Fund's Annual Report for the fiscal year ended September 30, 2017.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of the Acquiring Fund, and information regarding shareholder inquiries, see "General Information" in the Trust's statement of additional information as well as "Shareholder Information" and "Where to Find Additional Information" in the Acquiring Fund's Prospectus attached hereto as Exhibit B.

The Acquired Fund is authorized to issue 15,000,000 shares of common stock, par value $0.01 per share. Common shares of the Acquired Fund, when issued in exchange for consideration therefor, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Each Common Share has one vote per share on all matters to be voted upon by shareholders, and shareholders may not cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefore. In the event of liquidation, dissolution or winding up of the Acquired Fund, each Common Share is entitled to receive its proportion of the Acquired Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of such Fund may be entitled.

The Acquired Fund is a closed-end investment company, and as such its shareholders do not have the right to cause the Acquired Fund to redeem their Common Shares. The Acquired Fund, however, may repurchase Common Shares from time to time in the open market or in private transactions when it can do so at prices at or below the current NAV per Common Share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Acquired Fund may borrow to finance the repurchase of Common Shares. However, the payment of interest on such borrowings will increase the Acquired Fund's expenses and consequently reduce net income. In addition, the Acquired Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

The Acquired Fund's Common Shares trade in the open market at a price which is a function of several factors, including their NAV and yield. The common shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their NAVs. There can be no assurance that it will be possible for investors to resell Common Shares of the Acquired Fund at or above the price at which Common Shares are offered by its Prospectus or that the market price of the Acquired Fund's Common Shares will equal or exceed NAV. Since the Acquired Fund may repurchase its Common Shares at prices below their NAV or make a tender offer for its Common Shares, the NAV of those Common Shares that remain outstanding will be increased, but the effect of such repurchases on the market price of the remaining Common Shares cannot be predicted.

Dividends, Distributions and Taxes

For a discussion of the Acquiring Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Dividends and Distributions" and "—Taxes" in the Acquiring Fund's Prospectus attached hereto as Exhibit B, "General Information" and "Taxes" in the Trust's statement of additional information, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

For a discussion of the Acquired Fund's policies with respect to dividends, distributions and taxes, see "Notes to Financial Statements—Dividends and Distributions to Shareholders" and "Dividend Reinvestment Plan" in the Acquired Fund's Annual Report, and the discussions herein under "Synopsis—Comparison of the Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganization" and "The Reorganization—Tax Aspects of the Reorganization."

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Purchases, Exchanges and Redemptions

For a discussion of how the Acquiring Fund's shares may be purchased, exchanged and redeemed, see "Shareholder Information—How To Purchase Fund Shares," "—Exchange Privilege" and "—How To Redeem Fund Shares" in the Acquiring Fund's Prospectus, "Purchase and Redemption of Shares" in the Trust's statement of additional information, and the discussion herein under "Synopsis—Comparison of Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of the Acquiring Fund's policies with respect to frequent purchases and redemptions, see 'Shareholder Information—Frequent Purchases and Redemptions of Shares" in the Acquiring Fund's Prospectus.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding Common Shares of the Acquired Fund as of the Record Date. This information is based on publicly available Schedule 13G and 13D disclosures filed with the Commission.

Shareholder	Percentage of Outstanding Shares
Karpus Management, Inc. 183 Sully's Trail Pittsford, New York 14534	24.7%
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	7.1%

As of February 23, 2018, the Directors and officers of the Acquired Fund, as a group, owned less than 1% of the outstanding shares of the Acquired Fund.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Acquiring Fund as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class I
Morgan Stanley & Co. LLC Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	76.47%
Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	6.13%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	5.54%
Class A
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	41.52%

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Shareholder	Percentage of Outstanding Shares
Pershing LLC One Pershing Plaza, 14th Fl. Jersey City, NJ 07399	22.95%
Morgan Stanley & Co. LLC Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	18.06%
Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	13.71%
Class L
Morgan Stanley & Co. LLC Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	87.92%
UBS WM USA 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086	8.53%
Class C
Raymond James 880 Carillon Pkwy. St. Petersburg, FL 33716	86.14%
Morgan Stanley & Co. LLC Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311	7.67%

As of February 23, 2018, the Trustees and officers of the Acquiring Fund, as a group, owned less than 1% of the outstanding shares of the Acquiring Fund.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended September 30, 2017, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Acquiring Fund's and Acquired Fund's independent registered public accounting firm. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

STANDSTILL AGREEMENT

The Adviser has entered into a Standstill Agreement, dated as of January 22, 2018, by and among the Adviser and Karpus. Under the Standstill Agreement, Karpus agreed to vote or cause to be voted all shares of the Acquired Fund that Karpus has the power to vote or direct the vote of in accordance with the recommendation of the Acquired Fund's Board regarding the Reorganization. In consideration of the foregoing, Karpus agreed to, among other things, refrain for a two-year period from submitting or soliciting shareholder proposals or voting against the recommendation of a

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MSIM fund's board in respect of a MSIM advised closed-end fund or the Acquiring Fund. As an affiliated person of the Acquiring Fund and Acquired Fund, the Adviser may be considered to have a material interest in the Reorganization based upon the terms of the Standstill Agreement applicable to certain of its proprietary funds. The text of the Standstill Agreement is available online at https://www.sec.gov/Archives/edgar/data/93284/000104870318000002/icbd0.htm.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Acquiring Fund's Prospectus dated January 31, 2018, attached to this Proxy Statement and Prospectus as Exhibit B, which prospectus forms a part of Post-Effective Amendment No. 173 to the Trust's Registration Statement on Form N-1A (File Nos. 2-89729; 811-03980); (ii) the Acquired Fund's Annual Report for its fiscal year ended September 30, 2017; and (iii) the Acquiring Fund's Annual Report for its fiscal year ended September 30, 2017.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds and the Trust are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of the Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournments or postponements thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees,

Mary E. Mullin
Secretary

March 12, 2018

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Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of January 22, 2018, by and between MORGAN STANLEY INSTITUTIONAL FUND TRUST (the "Trust"), a Pennsylvania trust, on behalf of the Corporate Bond Portfolio ("Acquiring Fund"), and MORGAN STANLEY INCOME SECURITIES INC., a Maryland corporation ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" and the transactions described in this Agreement are intended to be governed by Sections 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for (i) the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and (ii) the issuance by Acquiring Fund of shares of beneficial interest, without par value (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the stockholders of Acquired Fund ("Acquired Fund Stockholders") in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Trust, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2.  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodity and dividend interests, loans and other instruments and dividends or interest or other rights or receivables that are owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date (as defined in paragraph 2.1), prepared in accordance with generally accepted U.S. accounting principles ("GAAP") applied consistently with those of Acquired Fund's most recent audited financial statements.

  (b)  On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund with a list of all of Acquired Fund's assets to be transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Trust, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Trust, on behalf of Acquiring Fund. The Trust, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Trust, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3.  Acquired Fund will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Trust, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements.

1.4.  Acquired Fund will on or before the Closing Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5.  On the Closing Date or as soon as practicable thereafter, Acquired Fund will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to the Acquired Fund Stockholders. The Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by Acquired Fund's Secretary, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund Stockholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund Stockholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6.  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Trust's statement of additional information.

1.7.  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8.  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is liquidated and terminated pursuant to paragraph 1.9.

1.9.  Within one year after the Closing Date, Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to Acquired Fund Stockholders, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be dissolved as a Maryland corporation and terminated under federal law following the making of all distributions pursuant to paragraph 1.5 as soon as reasonably practical.

1.10.  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1.  The value of the Acquired Fund Assets shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately preceding the Closing Date and after the payment of any distributions or other amounts by Acquired Fund or at such time on such earlier or later date as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), all in accordance with the valuation procedures that have been duly adopted by the Trust, as well as Acquiring Fund's then current Prospectus, as supplemented, and the Trust's statement of additional information, and customary procedures for determining the net asset value of a share of an open-end investment company that is registered under the 1940 Act.

2.2.  The net asset value of an Acquiring Fund Share shall be determined by Acquiring Fund in the manner described in the Trust's valuation procedures as well as Acquiring Fund's then current Prospectus, as supplemented, and the Trust's statement of additional information.

2.3.  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4.  All computations of value shall be made by DST Asset Manager Solutions, Inc. ("DST"), or any acquiring successor thereof, in accordance with its regular practice in pricing Acquiring Fund. The Trust, on behalf of Acquiring Fund, shall cause DST to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1.  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2.  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund Trust."

3.3.  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Trust, on behalf of Acquiring Fund, and Acquired Fund accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4.  If requested, Acquired Fund shall deliver to the Trust, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by Acquired Fund's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund Stockholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Trust, on behalf of Acquiring Fund, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1.  Except as otherwise expressly provided herein, Acquired Fund and the Trust, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2.  The Trust will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). Acquired Fund, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Trust, on behalf of Acquiring Fund, and Acquired Fund agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3.  Acquired Fund will call a meeting of Acquired Fund Stockholders to consider and act upon this Agreement and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Trust, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4.  Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5.  Subject to the provisions of this Agreement, the Trust, on behalf of Acquiring Fund, and Acquired Fund covenants that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6.  Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by Acquired Fund's Treasurer and shall be in accordance with GAAP applied consistently with those of Acquired Fund's most recent audited financial statements. As promptly as practicable, but in any case within 60 days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by Acquired Fund's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7.  As soon after the Closing Date as is reasonably practicable, Acquired Fund (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8.  The Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1.  The Trust, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

  (a)  Acquiring Fund is a series of the Trust, a validly existing Pennsylvania trust with full power to carry on its business as presently conducted;

  (b)  The Trust is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of Acquiring Fund and statement of additional information of the Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Trust is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Declaration of Trust or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with GAAP, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Trust's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since September 30, 2017, there has been no change by the Trust in accounting methods, principles, or practices, including those required by GAAP;

  (n)  The information furnished or to be furnished by the Trust on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2.  Acquired Fund represents and warrants to the Trust, on behalf of Acquiring Fund, as follows:

  (a)  Acquired Fund is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, closed-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and statement of additional information of Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Articles of Incorporation or By-Laws, as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with GAAP, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with GAAP to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of Acquired Fund Stockholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund, and subject to the approval of Acquired Fund Stockholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Trust, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund Stockholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and

(ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  Acquired Fund will, on or prior to the Closing Date, declare one or more dividends or other distributions to Acquired Fund Stockholders that, together with all previous dividends and other distributions to stockholders, shall have the effect of distributing to the stockholders all of its investment company taxable income, net capital gain and net tax-exempt interest income, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

  (p)  Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1.  All representations and warranties of the Trust made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2.  The Trust, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a certificate of the Trust's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3.  Acquired Fund, shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  Acquiring Fund is a series of the Trust, a validly existing Pennsylvania business trust, and has the power to own all of its properties and assets and to conduct business as described in its Declaration of Trust, as amended; (b) the Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Trust and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Fund Shares to be issued to Acquired Fund Stockholders as provided by the Registration Statement and this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4.  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's distribution and/or shareholder services plans from those described in Acquiring Fund's Prospectus dated May 1, 2017, as may be supplemented, and the Trust's statement of additional information dated May 1, 2017, as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Trust, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2.  Acquired Fund shall have delivered to Acquiring Fund at the Closing a certificate of Acquired Fund's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust, on behalf of Acquiring Fund, shall reasonably request;

7.3.  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Acquired Fund;

7.4.  The Trust, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to conduct its business as described in its Articles of Incorporation, as amended; (b) Acquired Fund is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of Acquiring Fund, is a valid and binding agreement of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Acquired Fund's Articles of Incorporation or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of New York is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5.  On the Closing Date, the Acquired Fund Assets shall include no assets that Acquiring Fund, by reason of limitations of the Trust's Declaration of Trust, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund and the Trust, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1.  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of Acquired Fund's Articles of Incorporation, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Trust, on behalf of Acquiring Fund, or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund Stockholders all of Acquired Fund's (i) investment company taxable income (computed without regard to any deduction for dividends paid), (ii) net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) and (iii) net tax-exempt income, if any, for all taxable years ending on or before the Closing Date; and

8.6.  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Stockholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund Stockholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Stockholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund Stockholder immediately prior to the Reorganization;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund Stockholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Trust, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

The Acquired Fund shall bear all the expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses and legal and accounting expenses estimated to be $210,000.

10.  Entire Agreement; Survival of Warranties

10.1.  This Agreement constitutes the entire agreement between the parties.

10.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of Acquired Fund and the Trust, on behalf of Acquiring Fund;

  (b)  by either the Trust, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 22, 2019; or

  (c)  by either the Trust, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund Stockholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2.  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust, Acquiring

Fund or Acquired Fund, or the trustees or officers of the Trust, on behalf of Acquiring Fund, or the directors or officers of Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust, Acquiring Fund or Acquired Fund, or the trustees or officers of the Trust, on behalf of Acquiring Fund, or the directors or officers of Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5.  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent or employee of Acquiring Fund, or the trustees or officers of the Trust, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquiring Fund and signed by authorized officers of the Trust, acting on behalf of Acquiring Fund, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6.  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent or employee of Acquired Fund, or the directors or officers of Acquired Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Acquired Fund and signed by authorized officers of the Acquired Fund, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND TRUST, on behalf of Acquiring Fund
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer
MORGAN STANLEY INCOME SECURITIES INC.
By: /s/ John H. Gernon Name: John H. Gernon Title: President and Principal Executive Officer

Prospectus Supplement

March 1, 2018

Morgan Stanley Institutional Fund Trust

Supplement dated March 1, 2018 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2018

Corporate Bond Portfolio

The third sentence of the section of the Prospectus entitled "Fund Summary—Corporate Bond Portfolio—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds.

The second sentence of the section of the Prospectus entitled "Details of the Funds—Corporate Bond Portfolio—Approach" is hereby deleted.

Please retain this supplement for future reference.

  IFTFISPT-0218

Morgan Stanley Institutional Fund Trust

Fixed Income Portfolios

Core Plus Fixed Income Portfolio

Corporate Bond Portfolio

High Yield Portfolio

Short Duration Income Portfolio

Strategic Income Portfolio

Prospectus  |  January 31, 2018

Core Plus Fixed Income Portfolio Share Class	Ticker Symbol
Class I	MPFIX
Class A	MFXAX
Class L	MSIOX
Class C	MSCKX

Corporate Bond Portfolio Share Class	Ticker Symbol
Class I	MPFDX
Class A	MIGAX
Class L	MGILX
Class C	MSBOX

High Yield Portfolio Share Class	Ticker Symbol
Class I	MSYIX
Class A	MSYPX
Class L	MSYLX
Class C	MSHDX
Class IS	MSHYX

Short Duration Income Portfolio Share Class	Ticker Symbol
Class I	MPLDX
Class A	MLDAX
Class L	MSJLX
Class C	MSLDX
Class IS	MSDSX

Strategic Income Portfolio Share Class	Ticker Symbol
Class I	MSIDX
Class A	MSADX
Class C	MSPDX
Class IS	MSTCX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

IFTFIPRO 0118

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio

Objective

The Core Plus Fixed Income Portfolio (the “Fund”) seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee	0.38%	0.38%	0.38%	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%
Other Expenses	0.35%	0.39%	0.47%	0.36%
Total Annual Fund Operating Expenses[3]	0.73%	1.02%	1.35%	1.74%
Fee Waiver and/or Expense Reimbursement[3]	0.31%	0.25%	0.33%	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.42%	0.77%	1.02%	1.52%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 43	$ 202	$ 375	$ 877
Class A	$ 500	$ 712	$ 941	$ 1,598
Class L	$ 104	$ 395	$ 708	$ 1,595
Class C	$ 255	$ 527	$ 923	$ 2,033

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 43	$ 202	$ 375	$ 877
Class A	$ 500	$ 712	$ 941	$ 1,598
Class L	$ 104	$ 395	$ 708	$ 1,595
Class C	$ 155	$ 527	$ 923	$ 2,033
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I, 0.77% for Class A, 1.02% for Class L and 1.52% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 350% of the average value of its portfolio.

1

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal and mortgage-backed securities. The Fund will ordinarily seek to maintain an average weighted maturity between five and ten years.

The Adviser employs a value approach toward fixed income investing and evaluates the relative attractiveness among corporate, mortgage and U.S. government securities, and also may invest in non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations.

The Fund may invest opportunistically in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser to be of equivalent quality. The Fund may also invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade. In addition, the Fund may invest in convertible securities.

The Fund’s mortgage securities may include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), stripped mortgage-backed securities (“SMBS”) and inverse floating rate obligations (“inverse floaters”). In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Fund may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

Municipal Securities. Municipal obligations may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source, and therefore involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

2

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

•

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Public Bank Loans. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including

3

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	3/31/16	6.65%
Low Quarter	9/30/08	-7.10%

Average Annual Total Returns1

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 11/14/84)
Return Before Taxes	6.14%	5.04%	4.15%	7.29%
Return After Taxes on Distributions[2]	4.80%	3.50%	2.46%	4.67%
	Past One Year	Past Five Years	Past Ten Years	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares	3.46%	3.14%	2.44%	4.65%
Class A (commenced operations on 11/7/96)
Return Before Taxes	1.26%	3.77%	3.40%	4.68%
Class L (commenced operations on 4/27/12)
Return Before Taxes	5.53%	4.45%	N/A	4.87%
Class C (commenced operations on 4/30/15)
Return Before Taxes	3.98%	N/A	N/A	4.86%
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[3]	3.54%	2.10%	4.01%	7.01%[5]
Lipper Core Plus Bond Funds Index (reflects no deduction for taxes)[4]	4.62%	2.61%	4.81%	N/A

(1)

During 2016 and 2017, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the one, five and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights for further information.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)

The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in an index.

(4)

The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

4

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Core Plus Fixed Income Portfolio (Con’t)

Name	Title with Adviser	Date Began Managing Fund
Neil Stone	Managing Director	January 2011
Matthew Dunning	Executive Director	October 2014
Joseph Mehlman	Managing Director	April 2013
Jim Caron	Managing Director	May 2015
Gregory Finck	Managing Director	May 2015

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer’s or other financial intermediary’s web site for more information.

5

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio

Objective

The Corporate Bond Portfolio (the “Fund”) seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C
Advisory Fee	0.38%	0.38%	0.38%	0.38%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%
Other Expenses	0.88%	0.99%	0.92%	1.44%
Total Annual Fund Operating Expenses[3]	1.26%	1.62%[4]	1.80%	2.82%
Fee Waiver and/or Expense Reimbursement[3]	0.56%	0.57%[4]	0.45%	1.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.70%	1.05%[4]	1.35%	1.80%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 72	$ 344	$ 638	$ 1,473
Class A	$ 528	$ 861	$ 1,217	$ 2,219
Class L	$ 137	$ 523	$ 933	$ 2,079
Class C	$ 283	$ 778	$ 1,399	$ 3,074

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 72	$ 344	$ 638	$ 1,473
Class A	$ 528	$ 861	$ 1,217	$ 2,219
Class L	$ 137	$ 523	$ 933	$ 2,079
Class C	$ 183	$ 778	$ 1,399	$ 3,074
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I, 1.05% for Class A, 1.52% for Class L and 1.80% for Class C. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
4	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waiver when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating

6

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio (Con’t)

Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in corporate bonds. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds and will ordinarily seek to maintain an average weighted maturity between five and ten years. The Fund invests primarily in U.S. corporate bonds that carry an investment grade rating (i.e., generally rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or higher by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), BBB- or higher by Fitch Ratings, Inc. (“Fitch”)) or, if unrated, considered by the Adviser to be of equivalent quality.

The Adviser employs a value approach toward fixed income investing and evaluates the relative attractiveness of corporate bonds. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk.

The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	3/31/16	8.88%
Low Quarter	9/30/08	–4.37%

Average Annual Total Returns1

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 8/31/90)
Return Before Taxes	6.90%	5.36%	4.70%	6.51%
Return After Taxes on Distributions[2]	5.55%	4.01%	3.26%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	3.49%	3.00%	4.22%
Class A (commenced operations on 5/20/02)
Return Before Taxes	1.95%	4.16%	4.03%	4.35%
Class L (commenced operations on 6/16/08)
Return Before Taxes	6.19%	4.73%	N/A	5.14%
Class C (commenced operations on 4/30/15)
Return Before Taxes	4.79%	N/A	N/A	5.50%
Bloomberg Barclays U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)[3]	6.42%	3.48%	5.65%	6.93%[5]
Lipper Corporate Debt Funds BBB-Rated Index (reflects no deduction for taxes)[4]	7.73%	3.54%	5.36%	6.55%[5]

(1)

During 2016 and 2017, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the one, five and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights for further information.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)

The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. It is not possible to invest directly in an index.

(4)

The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. There are currently 30 funds represented in this index.

(5)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Christian G. Roth	Managing Director	December 2011
Joseph Mehlman	Managing Director	December 2011
Mikhael Breiterman-Loader	Vice President	May 2015

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares,

8

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Corporate Bond Portfolio (Con’t)

your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information— How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

9

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio

Objective

The High Yield Portfolio (the “Fund”) seeks total return.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%	None
Other expenses	0.46%	0.49%	0.80%	0.49%	0.39%
Total Annual Fund Operating Expenses[3]	1.06%	1.34%	1.90%	2.09%	0.99%
Fee Waiver and/or Expense Reimbursement[3]	0.41%	0.34%	0.65%	0.34%	0.37%
	Class I	Class A	Class L	Class C	Class IS
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.65%	1.00%	1.25%	1.75%	0.62%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 66	$ 296	$ 545	$ 1,257
Class A	$ 523	$ 799	$ 1,097	$ 1,941
Class L	$ 127	$ 534	$ 966	$ 2,169
Class C	$ 278	$ 622	$ 1,093	$ 2,394
Class IS	$ 63	$ 278	$ 511	$ 1,179

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 66	$ 296	$ 545	$ 1,257
Class A	$ 523	$ 799	$ 1,097	$ 1,941
Class L	$ 127	$ 534	$ 966	$ 2,169
Class C	$ 178	$ 622	$ 1,093	$ 2,394
Class IS	$ 63	$ 278	$ 511	$ 1,179
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation) will not exceed 0.65% for Class I, 1.00% for Class A, 1.25% for Class L, 1.75% for Class C and 0.62% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate

10

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets will be invested in high yield securities (commonly referred to as “junk bonds”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund seeks to achieve its investment objective by investing primarily in high yield securities which are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Fund’s investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Fund. The Fund’s securities may include distressed and defaulted securities and mezzanine investments. The Fund also may invest in investment grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may also invest in preferred securities, equity securities and convertible securities.

The Fund’s investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Fund. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team’s investment criteria in terms of competitive position, franchise value and management quality. The investment team’s credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Fund is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Fund construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

The Fund may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund is not limited as to the maturities of the securities in which it may invest. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

High Yield Securities (“Junk Bonds”). High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

11

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•

Public Bank Loans. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

Preferred Securities. Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments, the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

•

Mezzanine Investments. Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments carry the risk that the issuer will not be able to meet its obligations and that the mezzanine investments may lose value.

•

Distressed and Defaulted Securities. Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment, requiring the Fund to incur additional costs. The repayment of defaulted securities is also subject to significant uncertainties.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to

12

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	9/30/16	6.02%
Low Quarter	12/31/14	–3.64%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Since Inception
Class I (commenced operations on 2/7/12)
Return Before Taxes	8.02%	7.02%	8.62%
Return After Taxes on Distributions[1]	4.92%	3.46%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	3.70%	5.01%
Class A (commenced operations on 2/7/12)
Return Before Taxes	3.18%	5.74%	7.49%
Class L (commenced operations on 2/7/12)
Return Before Taxes	7.37%	6.38%	7.99%
Class C (commenced operations on 4/30/15)
Return Before Taxes	5.88%	N/A	4.79%
Class IS (commenced operations on 3/28/14)
Return before Taxes	8.05%	N/A	4.78%
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)[2]	7.50%	5.78%	6.84%[4]
Lipper High Current Yield Bond Funds Index (reflects no deduction for taxes)[3]	7.53%	5.22%	6.23%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It is not possible to invest directly in an index.

(3)

The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

13

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

High Yield Portfolio (Con’t)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the High Yield team. Information about the members jointly and primarily responsible for the day-to- day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Richard Lindquist	Managing Director	February 2012
Christian Roth	Managing Director	February 2012
Jack Cimarosa	Executive Director	January 2017

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your other Financial Intermediary’s web site for more information.

14

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio

Objective

The Short Duration Income Portfolio (the “Fund”) seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None	None	1.00%[1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.50%	1.00%	None
Other Expenses	0.33%	0.35%	1.00%	3.72%	16.04%
Total Annual Fund Operating Expenses[2]	0.53%	0.80%	1.70%	4.92%	16.24%
Fee Waiver and/or Expense Reimbursement[2]	0.23%	0.25%	0.90%	3.62%	15.99%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.30%	0.55%	0.80%	1.30%	0.25%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 31	$ 147	$ 273	$ 643
Class A	$ 56	$ 230	$ 420	$ 967
Class L	$ 82	$ 448	$ 838	$ 1,933
Class C	$ 232	$ 1,154	$ 2,176	$ 4,741
Class IS	$ 26	$ 3,056	$ 5,444	$ 9,425

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 31	$ 147	$ 273	$ 643
Class A	$ 56	$ 230	$ 420	$ 967
Class L	$ 82	$ 448	$ 838	$ 1,933
Class C	$ 132	$ 1,154	$ 2,176	$ 4,741
Class IS	$ 26	$ 3,056	$ 5,444	$ 9,425
1	The Class C contingent deferred sales charge (“CDSC”) is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
2	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I, 0.55% for Class A, 0.80% for Class L, 1.30% for Class C and 0.25% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, substantially all of the Fund’s assets will be invested in investment grade fixed income securities denominated in U.S. dollars. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Fund invests primarily in U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities. The Fund will ordinarily seek to maintain an average duration of approximately one year or less. With respect to corporate issuers, the Fund will not purchase securities with remaining maturities of more than 3.25 years.

The Adviser employs a value approach toward fixed income investing and makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Fund seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Adviser relies
15

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio (Con’t)

upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Fund’s objective.

The Fund’s mortgage securities may include collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The Fund may also invest in asset-backed securities.

The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries, although only U.S. dollar denominated investment grade securities may be held in the Fund. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

16

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio (Con’t)

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class C and assume you sold your shares at the end of each period (unless otherwise noted).The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	9/30/16	3.67%
Low Quarter	9/30/08	–8.87%

Average Annual Total Returns1

(for the calendar periods ended  December 31, 2017)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 3/31/92)
Return Before Taxes	1.94%	2.56%	0.27%	3.11%
Return After Taxes on Distributions[2]	1.09%	1.82%	-0.65%	1.61%
	Past One Year	Past Five Years	Past Ten Years	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares	1.09%	1.62%	-0.18%	1.81%
Class A (commenced operations on 9/28/07)
Return Before Taxes	1.68%	2.27%	0.02%	0.04%
Class L (commenced operations on 4/27/12)
Return Before Taxes	1.43%	1.94%	N/A	1.92%
Class C (commenced operations on 4/30/15)
Return Before Taxes	-0.13%	N/A	N/A	2.44%
Class IS (commenced operations on 1/11/16)
Return before Taxes	1.99%	N/A	N/A	5.09%
ICE BofAML 1-Year U.S. Treasury Note Index (reflects no deduction of fees, expenses or taxes)[3]	0.57%	0.38%	0.90%	N/A
Short Duration Income Blend Index (reflects no deduction of fees, expenses or taxes)[4]	0.57%	0.71%	1.79%	3.97%[6]
Lipper Short Investment Grade Debt Funds Index (reflects no deduction for taxes)[5]	1.77%	1.19%	2.11%	3.81%[6]

(1)

During 2016, the Fund received proceeds related to certain non-recurring litigation settlements. Had these settlements not occurred, the five and 10 year and since inception (where applicable) returns before and after taxes for such periods would have been lower. Please refer to the Financial Highlights for further information.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)	The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-Year U.S. Treasury Note Index tracks one-year U.S. government securities. It is not possible to invest directly in an index.
(4)

The Short Duration Income Blend Index is a performance linked benchmark of the old benchmark represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (benchmark that tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency and corporate issues in the 1-3 Year maturity range) for periods from the Fund’s inception to January 8, 2016, to the new benchmark represented by ICE BofAML 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) for periods thereafter. It is not possible to invest directly in an index.

(5)

The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. There are currently 30 funds represented in this Index.

(6)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement

17

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Short Duration Income Portfolio (Con’t)

accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Neil Stone	Managing Director	January 2011
Matthew Dunning	Executive Director	October 2014
Eric Jesionowski	Executive Director	May 2015

Purchase and Sale of Fund Shares

The Trust has suspended offering Class L and Class C shares of the Fund for sale to all investors. The Class L and Class C shareholders of the Fund do not have the option of purchasing additional Class L and Class C shares, respectively. However, the existing Class L and Class C shareholders may invest in additional Class L and Class C shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information— Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804, by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

18

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio

Objective

The Strategic Income Portfolio (the “Fund”) seeks total return comprised of income and capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary, on page 49 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	4.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.40%	0.40%	0.40%	0.40%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses	20.79%	9.31%	12.01%	3.39%
Total Annual Fund Operating Expenses[3]	21.19%	9.96%	13.41%	3.79%
Fee Waiver and/or Expense Reimbursement[3]	20.19%	8.61%	11.31%	2.84%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.00%	1.35%	2.10%	0.95%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 102	$ 3,825	$ 6,440	$ 10,060
Class A	$ 557	$ 2,437	$ 4,135	$ 7,696
Class C	$ 313	$ 2,746	$ 4,870	$ 8,802
Class IS	$ 97	$ 895	$ 1,713	$ 3,845

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 102	$ 3,825	$ 6,440	$ 10,060
Class A	$ 557	$ 2,437	$ 4,135	$ 7,696
Class C	$ 213	$ 2,746	$ 4,870	$ 8,802
Class IS	$ 97	$ 895	$ 1,713	$ 3,845
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How to Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How to Redeem Fund Shares” for a complete discussion of the CDSC.
3	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 2.10% for Class C and 0.95% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

19

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

Principal Investment Strategies

The Fund will primarily invest in fixed income securities which the Fund’s Adviser and/or “Sub-Adviser,” Morgan Stanley Investment Management Limited, will allocate among asset classes or market segments, which include: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) foreign securities, including emerging market securities and (5) U.S. government securities and foreign sovereign debt. The Fund may also invest in currency and other derivatives.

The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. The Adviser and/or Sub-Adviser have the flexibility to select any combination of asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

The Adviser and/or Sub-Adviser employ a value approach toward fixed income investing. The Adviser and/or Sub-Adviser rely upon value measures to guide their decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser and/or Sub-Adviser also measure various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations.

The Adviser and/or Sub-Adviser may sell securities or exit positions when they believe that expected risk-adjusted return is low compared to other investment opportunities.

The Fund may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt.

The Fund may invest in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or, if unrated, considered by the Adviser and/or Sub-Adviser to be of equivalent quality.

The corporate securities in which the Fund will invest may include fixed income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertibles securities.

The Fund’s mortgage securities may include collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”), commercial mortgage-backed securities

(“CMBS”) and inverse floating rate obligations (“inverse floaters”). In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Fund may also invest in asset-backed securities.

The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The Fund may make global, regional and sector allocations to foreign and emerging markets. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in restricted and illiquid securities.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•

Fixed Income Securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed income securities may be rated below investment grade. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price

20

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•

High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•

Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•

Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•

Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•

U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•

Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•

Liquidity. The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a

21

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•

Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	9/30/16	3.19%
Low Quarter	9/30/15	–1.55%

Average Annual Total Returns

(for the calendar periods ended  December 31, 2017)

	Past 1 Year	Since Inception
Class I (commenced operations on 12/30/14)
Return Before Taxes	7.17%	3.41%
Return After Taxes on Distributions[1]	6.19%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	4.05%	2.06%
Class A (commenced operations on 12/30/14)
Return Before Taxes	2.25%	1.58%
Class C (commenced operations on 4/30/15)
Return Before Taxes	4.91%	2.34%
Class IS (commenced operations on 12/30/14)
Return before Taxes	7.24%	3.46%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)[2]	0.86%	0.41%[4]
Lipper Alternative Credit Focus Funds Index (reflects no deduction for taxes)[3]	4.67%	2.14%[4]

(1)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(2)

The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. It is not possible to invest directly in an index.

(3)

The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. There are currently 30 funds represented in this Index.

(4)	Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other Classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by members of the Taxable Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

22

Morgan Stanley Institutional Fund Trust Prospectus | Fund Summary

Strategic Income Portfolio (Con’t)

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Jim Caron	Managing Director	December 2014
Richard Ford	Managing Director	December 2014
Michael Kushma	Managing Director	December 2014
Christian G. Roth	Managing Director	December 2014

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How to Purchase Fund Shares” and “—How to Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

23

Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Core Plus Fixed Income Portfolio

Objective

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Fund invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage-backed securities. The Fund ordinarily will seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Fund within a range relative to its benchmark.

The Fund may invest opportunistically in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or, if unrated, considered by the Adviser to be of equivalent quality. The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may also invest may be denominated in currencies other than U.S. dollars.

The Fund may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade. The Fund’s mortgage securities may include CMOs, CMBS, SMBS, inverse floaters and those purchased on a “TBA” basis. In addition, the Fund may invest in convertible securities.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may invest in non-dollar-denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s management team builds an investment Fund designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Fund. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of

24

Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Core Plus Fixed Income Portfolio (Con’t)

a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Fund may invest in municipal securities. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. However, the Fund may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation bonds are secured by the issuer’s faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Core Plus Fixed Income Portfolio (Con’t)

government securities generally is considered to be minimal, the interest rate risk can be substantial. Thus, a rise in the general level of interest rates may cause the price of the Fund’s securities to fall substantially. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Corporate Bond Portfolio

Objective

The Corporate Bond Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Fund invests primarily in a diversified mix of U.S. dollar-denominated corporate bonds. The Fund will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Fund within a range relative to its benchmark. The Fund invests primarily in U.S. corporate bonds that carry an investment grade rating (i.e., generally rated Baa3 or higher by Moody’s, BBB- or higher by S&P or BBB- or higher by Fitch) or, if unrated, considered by the Adviser to be of equivalent quality. The securities in which the Fund may invest will be denominated in U.S. dollars.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser’s research teams evaluate the relative attractiveness of corporate bonds. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Fund. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in corporate bonds. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities , which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or Fund) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value. A derivative

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Corporate Bond Portfolio (Con’t)

instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

High Yield Portfolio

Objective

The High Yield Portfolio seeks total return.

The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Approach

The Fund seeks to achieve its investment objective by investing primarily in high yield securities (commonly referred to as “junk bonds”). High yield securities are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Fund’s investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Fund. The Fund’s securities may include distressed and defaulted securities and mezzanine investments. The Fund also may invest in investment grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Fund may also invest in preferred securities, equity securities and convertible securities.

The Fund may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities, which are exempt from registration that may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Process

The Fund’s investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Fund. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team’s investment criteria in terms of competitive position, franchise value and management quality. The investment team’s credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Fund is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Fund construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

Under normal circumstances, at least 80% of the Fund’s assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. Derivative instruments used by the Fund will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities , which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or Fund) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

High Yield Portfolio (Con’t)

Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the Fund may be appropriate for you if you are willing to accept the risks associated with high yield securities. High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest.

Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Distressed securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. The Fund will generally not receive interest payments on the distressed securities and the repayment of principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment. The repayment of defaulted securities is also subject to significant uncertainties. The Fund may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings. If the portfolio company is forced to reorganize or liquidate, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

High Yield Portfolio (Con’t)

poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect particular issuers.

To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security. Preferred securities are subject to risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt, so the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may pay fixed or adjustable rates of return. Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Mezzanine investments are subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid. Mezzanine investments generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans and non-investment grade bonds. However, unlike senior loans, mezzanine investments are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine investments also may often be unsecured. Mezzanine investments therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay as scheduled after giving effect to any senior obligations of the related borrower. Mezzanine investments are also expected to be a highly illiquid investment. Mezzanine investments will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine investments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Short Duration Income Portfolio

Objective

The Short Duration Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Fund invests primarily in U.S. government securities, investment grade corporate bonds, mortgage and asset-backed securities. The Fund seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Fund will ordinarily seek to maintain an average duration of approximately one year or less although there is no minimum or maximum for any individual security. With respect to corporate issuers, the Fund will not purchase securities with remaining maturities of more than 3.25 years. The Fund may also invest in securities of foreign issuers, including issuers located in emerging market or developing countries, although only U.S. dollar denominated investment grade securities may be held in the Fund.

The Fund’s mortgage securities may include CMOs and CMBS. The Fund may also invest in asset-backed securities.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

Process

The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Fund’s objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, substantially all of the Fund’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities , which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-U.S. Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or Fund) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Short Duration Income Portfolio (Con’t)

adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Strategic Income Portfolio

Objective

The Strategic Income Portfolio seeks total return comprised of income and capital appreciation.

Approach

The Fund will invest primarily in fixed income securities which the Fund’s Adviser and/or Sub-Adviser will allocate among asset classes or market segments, which include: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) foreign securities, including emerging market securities and (5) U.S. government securities and foreign sovereign debt. The Fund may also invest in currency and other derivatives.

The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. The Adviser and/or Sub-Adviser have the flexibility to select any combination of asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

The Fund may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt.

The Fund may invest in fixed income securities that are rated below “investment grade” or are not rated, but are of equivalent quality. These fixed income securities are often referred to as “high yield securities” or “junk bonds.” High yield securities are fixed income securities rated below Baa3 by Moody’s, below BBB- by S&P, below BBB- by Fitch or, if unrated, considered by the Adviser and/or Sub-Adviser to be of equivalent quality.

The corporate securities in which the Fund will invest may include fixed income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertibles securities.

The Fund’s mortgage securities may include CMOs, SMBS, CMBS, inverse floaters and those purchased on a “TBA” basis. The Fund may also invest in asset-backed securities.

The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The Fund may make global, regional and sector allocations to foreign and emerging markets. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Fund may also invest in equity securities that the Adviser and/or Sub-Adviser believe will produce income. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, depositary receipts, rights and warrants.

The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “144A” securities which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser and/or Sub-Adviser to be liquid and otherwise meet the Fund’s investment policies.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted towards the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Process

The Adviser and/or Sub-Adviser employ a value approach toward fixed income investing. The Adviser’s and/or Sub-Adviser’s research teams evaluate the relative attractiveness among corporate, mortgage and U.S. government securities, and also may consider the relative attractiveness of non-dollar-denominated issues. The Adviser and/or Sub-Adviser rely upon value measures to guide their decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser and/or Sub-Adviser also measure various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser’s and/or Sub-Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Fund. The Adviser and/or Sub-Adviser may sell securities or exit positions when they believe that expected risk-adjusted return is low compared to other investment opportunities.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Strategic Income Portfolio (Con’t)

Principal Risks

The Fund’s principal investment strategies are subject to the following principal risks:

The Fund is subject to various risks that could adversely affect its NAV, yield and total return. It is possible for an investor to lose money by investing in the Fund.

The Fund is subject to the risks of investing in fixed income securities, which are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer’s credit rating and inversely to movements in interest rates. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. The Fund’s return may be reduced if prepayments occur and the Fund has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Fund’s mortgage securities. Rates of prepayment, faster or slower than anticipated by the Adviser and/or Sub-Adviser, could result in reduced yields, increased volatility and/or reductions in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities and an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in mortgage-backed securities may give rise to a form of leverage and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in foreign countries. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Although these events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

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Morgan Stanley Institutional Fund Trust Prospectus | Details of the Funds

Strategic Income Portfolio (Con’t)

The Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. Thus, a rise in the general level of interest rates may cause the price of the Fund’s securities to fall substantially. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund’s investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see “Additional Information about the Funds’ Investment Strategies and Related Risks” for further information about these and other risks of investing in the Fund.

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in a Fund.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities (“agencies”), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities (commonly referred to as “junk bonds” or high risk securities), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, repurchase agreements, commercial paper and cash equivalents.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions. A Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. The Funds may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Fund may have to reinvest the proceeds at a lower rate of interest.

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

Municipal Securities

Certain Funds may invest in municipal securities. Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. However, the Funds may purchase municipal

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation bonds are secured by the issuer’s faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities involve the risk that an issuer may call securities for redemption, which could force a Fund to reinvest the proceeds at a lower rate of interest.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage-backed Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Fund of mortgage securities and, therefore, to assess the volatility risk of that Fund.

Certain Funds may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by a Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some of the mortgage securities held by the Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent a Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. A Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Fund could sustain a loss.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If a Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that a Fund could lose all or substantially all of its investment.

CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Asset-Backed Securities

The Funds may invest in asset-backed securities. Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

Certain Funds may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in foreign countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. The ongoing bailout program on behalf of Greece exacerbates these concerns. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Most recently, Argentina defaulted on certain sovereign debt securities, which, among other things, has restricted its ability to issue new debt and increases the risk of additional defaults on its other sovereign debt securities outstanding. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

In connection with their investments in foreign securities, certain Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Foreign Currency

Certain Funds’ investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since certain Funds may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Funds’ assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser and/or the Sub-Adviser may use derivatives to reduce this risk. The Adviser and/or the Sub-Adviser may in their discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Certain Funds may invest in emerging market or developing countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Funds may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to a Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These bank loans may exhibit greater price volatility as well.

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

Equity Securities

Certain Funds may invest in equity securities, including preferred stocks, depositary receipts, convertible securities, rights and warrants to purchase equity securities and shares of investment companies. Certain Funds may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed income securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives

The Funds may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or the Sub-Adviser seek to use derivatives to further a Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Funds may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased OTC, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk.

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Morgan Stanley Institutional Fund Trust Prospectus  |  Additional Information about the Funds’ Investment Strategies and Related Risks

Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)

In a cleared swap, a Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected. A Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where a Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, such Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Temporary Defensive Investments

When the Adviser and/or the Sub-Adviser believe that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser and/or the Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not meet its investment objective.

Portfolio Turnover

Consistent with their investment policies, the Core Plus Fixed Income Portfolio and the High Yield Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Core Plus Fixed Income Portfolio and the High Yield Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Core Plus Fixed Income Portfolio and the High Yield Portfolio may engage in frequent trading of securities to achieve their investment objectives.

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements, as applicable, is available in each Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017.

Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Strategic Income Portfolio). The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Strategic Income Portfolio with investment advisory services subject to the overall supervision of the Adviser and the Trust’s officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Strategic Income Portfolio.

Advisory Fees

For the fiscal year ended September 30, 2017, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Core Plus Fixed Income Portfolio	0.15%
Corporate Bond Portfolio	0.00%
High Yield Portfolio	0.29%
Short Duration Income Portfolio	0.00%
Strategic Income Portfolio	0.00%

The Adviser has agreed to reduce its advisory fee and/or reimburse each Fund, if necessary, if such fees would cause the total annual operating expenses of such Funds to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IS
Core Plus Fixed Income Portfolio	0.42%	0.77%	1.02%	1.52%	—
Corporate Bond Portfolio	0.70%	1.05%	1.52%	1.80%	—
High Yield Portfolio	0.65%	1.00%	1.25%	1.75%	0.62%
Short Duration Income Portfolio	0.30%	0.55%	0.80%	1.30%	0.25%
Strategic Income Portfolio	1.00%	1.35%	—	2.10%	0.95%

Portfolio Management

Core Plus Fixed Income Portfolio

The Fund’s assets are managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Neil Stone, Joseph Mehlman, Matthew Dunning, Jim Caron and Gregory Finck.

Mr. Stone has been associated with the Adviser in an investment management capacity since 1995. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Dunning re-joined the Adviser in July 2014. Prior to re-joining the Adviser, Mr. Dunning managed the municipal valuation rates group and was a senior taxable municipal bond analyst at Bloomberg L.P. from March 2010 to July 2014. Prior to March 2010, he worked in various trading and portfolio management roles

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Morgan Stanley Institutional Fund Trust Prospectus | Fund Management

Fund Management (Con’t)

for the Adviser. Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Finck has been associated with the Adviser in an investment management capacity since January 2015. Prior to joining the Adviser, Mr. Finck was a managing director of the Fortress Private Equity Funds at Fortress Investment Group from 2011 to 2014. Prior to that role, Mr. Finck was a managing director at Logan Circle Partners from 2010 to 2011 and a managing director of the Fortress Credit Funds from 2008 to 2010.

Corporate Bond Portfolio

The Fund’s assets are managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Joseph Mehlman, Christian G. Roth and Mikhael Breiterman-Loader.

Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002. Mr. Roth has been associated with the Adviser in an investment management capacity since 1991. Mr. Breiterman- Loader has been associated with the Adviser in an investment management capacity since 2009.

All team members are responsible for the execution of the overall strategy of the Fund.

Short Duration Income Portfolio

The Fund’s assets are managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Neil Stone, Matthew Dunning and Eric Jesionowski.

Mr. Stone has been associated with the Adviser in an investment management capacity since 1995. Mr. Dunning re-joined the Adviser in July 2014. Prior to re-joining the Adviser, Mr. Dunning managed the municipal valuation rates group and was a senior taxable municipal bond analyst at Bloomberg L.P. from March 2010 to July 2014. Prior to March 2010, he worked in various trading and portfolio management roles for the Adviser. Mr. Jesionowski has been associated with the Adviser in an investment management capacity since 1997.

High Yield Portfolio

The Fund’s assets are managed by members of the High Yield team. The team consists of portfolio managers and traders. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Richard Lindquist, Christian G. Roth and Jack Cimarosa. Messrs. Lindquist, Roth and Cimarosa share portfolio management and trading responsibilities. Mr. Lindquist, the lead portfolio manager, has been associated with the Adviser in an investment management capacity since November 2011. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991. Mr. Cimarosa has been associated with the Adviser in an investment management capacity since April 2012 as a High Yield Trader. Mr. Cimarosa was a High Yield Trader at Guggenheim Partners from April 2009 to March 2012 focusing on leveraged debt.

Strategic Income Portfolio

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-today management of the Fund are Jim Caron, Richard Ford, Michael Kushma and Christian G. Roth.

Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Ford is the head of European Fixed Income and has been associated with Morgan Stanley since 1991 and with the Sub-Adviser in an investment management capacity since 2002. Mr. Kushma is Chief Investment Officer of Global Fixed Income for the Adviser. He joined Morgan Stanley in 1987 and the Adviser in 1994. He has 26 years of investment experience. From 1987 to 1994, he was a global fixed income strategist for Morgan Stanley’s Fixed Income Division. Prior to joining Morgan Stanley, he was a senior lecturer of economics at Columbia University. Mr. Kushma received an A.B. in economics from Princeton University, an M.Sc. in economics from the London School of Economics and an M.Phil. in economics from Columbia University. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991.

Additional Information

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The composition of each team may change from time to time.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information

Share Class Arrangements

The Trust has suspended offering Class L shares of the Funds for sale and Class C shares of Short Duration Income Portfolio to all investors. The Class L shareholders of the Funds and the Class C shareholders of Short Duration Income Portfolio do not have the option of purchasing additional Class L shares and Class C shares, respectively. However, the existing Class L shareholders of the Funds and existing Class C shareholders of Short Duration Income Portfolio may invest in additional Class L shares and Class C shares, respectively, through reinvestment of dividends and distributions. Additionally, Class L shares of the Strategic Income Portfolio are not being offered at this time. You do not currently have the option of purchasing Class L shares.

The Trust currently offers investors Class I and Class A of each Fund, Class C shares of the Core Plus Fixed Income, Corporate Bond, High Yield and Strategic Income Portfolios and Class IS shares of the High Yield, Short Duration Income and Strategic Income Portfolios. Class I and Class IS shares are not subject to a sales charge and are not subject to a distribution and/or shareholder service (12b-1) fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares and no finder’s fee payments are charged or paid on Class A shares of Short Duration Income Portfolio. The Class L shares of the Funds are currently closed to all investors except in the limited circumstances set forth in this Prospectus. Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. Class I and Class IS shares generally require investments in minimum amounts that are substantially higher than Class A and Class C shares.

Minimum Investment Amounts

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for Class A and Class C shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class C and/or Class I shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class C and/or Class I shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class C or Class I shares of a Fund in additional shares of the same class of such Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

Class IS shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10,000,000 or more shall be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10,000,000 minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

If the value of your account falls below the minimum initial investment amount for a Class of shares of a Fund as a result of share redemptions, or you no longer meet one of the waiver criteria set forth above, as applicable, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions. No CDSC will be imposed on any involuntary conversion or involuntary redemption.

Distribution of Fund Shares

Morgan Stanley Distribution, Inc. is the exclusive Distributor of shares of the Funds. The Distributor receives no compensation from the Fund for distributing Class I and Class IS shares of a Fund. The Trust has adopted a Shareholder Services Plan with respect to

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

the Class A shares of each Fund and a Distribution and Shareholder Services Plan with respect to the Class L and Class C shares of each Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the Plans, each Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of each of the Class A shares, Class L and Class C shares on an annualized basis and (ii) a distribution fee of up to 0.25% of the average daily net assets of Class L shares on an annualized basis and up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. For at least one year, the Distributor has agreed to waive the 12b-1 fee on Class A shares of the Corporate Bond Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares. Such fees relate solely to the Class A, Class L and Class C shares and will reduce the net investment income and total return of the Class A, Class L and Class C shares, respectively. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of a Fund’s shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares. For more information, please see the Funds’ SAI.

About Net Asset Value

The NAV of a Class of shares of each Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the Class, less any liabilities attributable to the Class, by the total number of outstanding shares of that Class of the Fund. In making this calculation, a Fund values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Trust’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent a Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of a Fund’s investment securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Fund Shares

You may buy or sell (redeem) shares of a Fund at the NAV next determined for the Class after receipt of your order in good order. The Trust determines the NAV for a Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the “Pricing Time”). Shares will generally not be priced on days that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, a Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

A Fund may also elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI.

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How To Purchase Fund Shares

You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.

Purchasing Shares Through a Financial Intermediary
 You may open a new account and purchase shares of a Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Intermediary’s related policies and procedures.

Purchasing Shares Directly From the Fund

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares of a Fund by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (“DST”), the Funds’ transfer agent, which you can obtain by calling DST at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares of a Fund purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares of a Fund by wire.

Initial Purchase by Wire

You may purchase shares of each Fund by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to DST in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111-2101
 ABA #011000028 DDA #00575373
 Attn: Morgan Stanley Institutional Fund Trust
 Subscription Account
 Ref: (Fund Name, Account Number,
 Account Name)

Additional Investments
 You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the Class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” You may also purchase additional shares of a Fund by wire by following the instructions under “Initial Purchase by Wire.”

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Sales Charges Applicable to Purchases of Class A Shares

This section is not applicable to purchases of Class A shares of the Short Duration Income Portfolio. Class A shares are subject to a sales charge equal to a maximum of 4.25% calculated as a percentage of the offering price on a single transaction as shown in the table below. For Class A shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A shares (or any CDSC paid on redemption) and will retain the full amount of such sales charge. As shown below, the sales charge is reduced for purchases of $25,000 and over.

	Front End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $25,000	4.25%	4.44%	4.00%
$25,000 but less than $50,000	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.50%	3.63%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.50%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1 million	1.75%	1.78%	1.50%
$1 million and over*	0.00%	0.00%	0.00%
*	The Distributor may pay a commission of up to 0.50% to a Financial Intermediary for purchase amounts of $1 million or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Fund, as applicable, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•

A single account (including an individual, a joint account, a trust or fiduciary account).

•

A family member account (limited to spouse, and children under the age of 21, but include trust accounts established solely for the benefit of a spouse, or children under the age of 21).

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An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•

An individual retirement account (“IRA”).

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.50% on sales made within 18 months after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

In addition to investments of $1 million or more, purchases of Class A shares are not subject to a front-end sales charge if your account qualifies under one of the following categories:

•

Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and nondiscretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•

Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•

Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•

Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•

Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees.

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Shareholder Information (Con’t)

•

Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•

Certain other registered open-end investment companies, whose shares are distributed by the Distributor.

•

Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•

The reinvestment of dividends from Class A shares of a Fund in additional Class A shares of the same Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus

Combined Purchase Privilege
 You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of a Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund (as defined herein) for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios.

Right of Accumulation
 Your sales charge may be reduced if you invest $25,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of a Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class B, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A shares of the Fund or Class A shares of another Morgan Stanley Multi-Class Fund, excluding the Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, held in Related Accounts as of the transaction date.

Notification
 You must notify your Financial Intermediary at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Funds’ transfer agent, DST, does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of a Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of a Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent
 The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of a Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios, within a 13-month period. The initial purchase of Class A shares of a Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund which you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period. You should retain any records necessary to substantiate historical costs because the Fund, DST and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary. If you do not achieve the stated investment goal within the 13-month period, you are required to pay

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the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Class A and Class C Conversion Features

A shareholder currently holding Class A shares of a Fund in a fee-based advisory program (“Advisory Program”) account, or currently holding Class A shares in a brokerage account but wishing to transfer into an Advisory Program account, may convert such shares to Class I shares of the Fund within the Advisory Program at any time. In addition, a shareholder holding Class C shares of a Fund through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion may not occur until after the shareholder has held the shares for an 18 month or 12 month period, respectively, except that, effective May 1, 2017, a CDSC applicable to Class A and Class C shares converted to Class I shares through Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived. With respect to Class A shares, Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. With respect to Class C shares, Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting a Class of shares pursuant to these conversion features.

General

Shares of the Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Trust may suspend the offering of shares, or any Class of shares, of any Fund or reject any purchase orders when we think it is in the best interest of the Fund.

Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled “Frequent Purchases and Redemptions of Shares.”

How To Redeem Fund Shares

You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order and will be reduced by the amount of any applicable CDSC.

Redemptions by Letter
 Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

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Shareholder Information (Con’t)

(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you;

(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and

(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

Redemptions by Telephone
 You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling DST to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, DST or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach DST by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by DST between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact DST at 1-800-548-7786.

Systematic Withdrawal Plan
 If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C CDSC waiver categories listed below.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free (800) 548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

CDSC Waivers on Class A and Class C Shares
 The CDSC on Class A and Class C shares will be waived in connection with sales of Class A and Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•

Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

•

Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59½); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59½) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•

Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-

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annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

Redemption Proceeds
 Each Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds. However, if you purchased shares of a Fund by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to 15 calendar days.

Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings or interfund lending to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

If we determine that it is in the best interest of the Trust or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by a Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Exchange Privilege

You may exchange shares of any Class of a Fund for the same Class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Front-end sales charges (loads) are not imposed on exchanges of Class A shares. Class L shares of a Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund even though Class L shares are closed to investors. In addition, you may exchange shares of any Class of a Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Income Portfolios are not subject to a sales charge, you will be subject to the payment of a sales charge, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income or Ultra-Short Income Portfolios, as applicable). Class L shares of a Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-800-548-7786. Prospectuses are also available on our internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Funds’ transfer agent, DST, by mail to Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-800-548-7786.

There are special considerations when you exchange Class A and Class C shares of a Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or

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Shareholder Information (Con’t)

Class C shares of other Funds of the Trust; (ii) Class A or Class C shares of a Morgan Stanley Multi-Class Fund; or (iii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the applicable Fund, will also be counted; however, if you sell shares of (i) such other Fund of the Trust; (ii) the Morgan Stanley Multi-Class Fund; or (iii) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

When you exchange for shares of another Morgan Stanley Fund, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of a Fund, which may include, among other things, diluting the value of the Fund’s shares held by long-term shareholders, interfering with the efficient management of the Fund, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, a Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed income securities may be adversely affected by price arbitrage trading strategies.

The Trust discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions, except with respect to the Short Duration Income Portfolio.

With respect to the Short Duration Income Portfolio, the Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders. The Adviser believes that, because Short Duration Income Portfolio’s investments will normally include a significant percentage of short term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Fund’s Board of Trustees has determined that it is appropriate for Short Duration Income Portfolio not to have a policy to discourage frequent trading of Fund shares. The Short Duration Income Portfolio reserves the right to implement frequent trading policies or other restrictions in the future. The Short Duration Income Portfolio also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

The Trust’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How To Purchase Fund Shares,” “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares,” “Shareholder Information—General,” “Shareholder Information—How To Redeem Fund Shares” and “Shareholder Information—Exchange Privilege” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Trust’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment advisers, broker dealers, transfer agents and third-party administrators, the Fund (i) has requested assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective Financial Intermediaries to agree to cooperate in enforcing the Trust’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

With respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within a Fund by the Financial Intermediary’s customers. However, the Fund has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund. Unless your investment in a Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. It is not anticipated that any portion of the distributions by a Fund would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.

If you buy shares of a Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares).

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service (“IRS”) Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

The Funds (or their administrative agents) are required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at the applicable rate on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income and short-term capital gains.

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Morgan Stanley Institutional Fund Trust Prospectus | Shareholder Information

Shareholder Information (Con’t)

A Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.- owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

Dividends and Distributions

Each Fund’s policy is to distribute to shareholders substantially all of its net investment income, if any, as follows:

Fund	Monthly	Quarterly
Core Plus Fixed Income Portfolio		•
Corporate Bond Portfolio		•
High Yield Portfolio	•
Short Duration Income Portfolio	•
Strategic Income Portfolio		•

Each Fund’s policy is to distribute net realized capital gains, if any, at least annually. The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I, Class A, Class L, Class C and Class IS shares of each Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of a Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Trust at the toll-free number noted on the back cover to this Prospectus.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$11.22	$10.18	$10.36	$9.91	$10.48
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32	0.34	0.33	0.31	0.32
Net Realized and Unrealized Gain (Loss)	(0.02)	1.11	(0.20)	0.45	(0.36)
Total from Investment Operations	0.30	1.45	0.13	0.76	(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.41)	(0.31)	(0.31)	(0.53)
Net Asset Value, End of Period	$11.17	$11.22	$10.18	$10.36	$9.91
Total Return(3)	2.79%(4)	14.80%(5)	1.15%	7.82%	(0.42)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$265,958	$193,976	$197,057	$192,868	$187,014
Ratio of Expenses to Average Net Assets (10)	0.40%(6)	0.43%(6)(7)	0.51%(6)(8)	0.61%(6)	0.71%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.94%(6)	3.31%(6)(7)	3.24%(6)(8)	3.02%(6)	3.14%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	350%	262%	348%	296%	226%
(10)Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.73%	0.74%	0.73%	0.81%	0.73%
Net Investment Income to Average Net Assets	2.61%	3.00%	3.02%	2.82%	3.12%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.33%.

(5)

Performance was positively impacted by approximately 7.72% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 7.08%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.42% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.52% for Class I shares.

(8)

Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.52% for Class I shares. Prior to October 6, 2014, the maximum ratio was 0.62% for Class I shares.

(9)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class I shares.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$11.23	$10.19	$10.37	$9.93	$10.50
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28	0.30	0.30	0.27	0.29
Net Realized and Unrealized Gain (Loss)	(0.02)	1.12	(0.21)	0.45	(0.36)
Total from Investment Operations	0.26	1.42	0.09	0.72	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.38)	(0.27)	(0.28)	(0.50)
Net Asset Value, End of Period	$11.18	$11.23	$10.19	$10.37	$9.93
Total Return(3)	2.43%(4)	14.31%(5)	0.90%	7.35%	(0.68)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,874	$24,071	$3,553	$2,941	$3,152
Ratio of Expenses to Average Net Assets(10)	0.75%(6)	0.76%(6)(7)	0.86%(6)(8)	0.96%(6)	0.96%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.58%(6)	2.82%(6)(7)	2.87%(6)(8)	2.67%(6)	2.89%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	350%	262%	348%	296%	226%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%	1.15%	1.07%	1.11%	0.98%
Net Investment Income to Average Net Assets	2.31%	2.43%	2.66%	2.52%	2.87%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.97%.

(5)

Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 6.55%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.77% for Class A shares. Prior to January 4, 2016, the maximum ratio was 0.87% for Class A shares.

(8)

Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class A shares. Prior to October 6, 2014, the maximum ratio was 0.97% for Class A shares.

(9)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class A shares.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$11.23	$10.18	$10.37	$9.92	$10.49
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26	0.28	0.27	0.25	0.27
Net Realized and Unrealized Gain (Loss)	(0.03)	1.12	(0.21)	0.45	(0.36)
Total from Investment Operations	0.23	1.40	0.06	0.70	(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.35)	(0.25)	(0.25)	(0.48)
Net Asset Value, End of Period	$11.17	$11.23	$10.18	$10.37	$9.92
Total Return(3)	2.16%(4)	14.10%(5)	0.59%	7.19%	(0.95)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,138	$841	$333	$108	$88
Ratio of Expenses to Average Net Assets (10)	1.00%(6)	1.03%(6)(7)	1.11%(6)(8)	1.21%(6)	1.21%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	2.37%(6)	2.65%(6)(7)	2.65%(6)(8)	2.42%(6)	2.64%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.02%	0.01%	0.01%
Portfolio Turnover Rate	350%	262%	348%	296%	226%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.82%	1.76%	3.10%	1.27%
Net Investment Income to Average Net Assets	2.02%	1.86%	2.00%	0.53%	2.58%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.70%

(5)

Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 6.34%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.02% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.12% for Class L shares.

(8)

Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.12% for Class L shares. Prior to October 6, 2014, the maximum ratio was 1.22% for Class L shares.

(9)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.22% for Class L shares.
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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$11.17	$10.16	$10.44
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20	0.22	0.10
Net Realized and Unrealized Gain (Loss)	(0.03)	1.12	(0.31)
Total from Investment Operations	0.17	1.34	(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)	(0.33)	(0.07)
Net Asset Value, End of Period	$11.10	$11.17	$10.16
Total Return(4)	1.57%(5)	13.52%(6)	(2.02)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,890	$3,528	$49
Ratio of Expenses to Average Net Assets (11)	1.50%(7)	1.51%(7)(8)	1.61%(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	1.86%(7)	2.04%(7)(8)	2.23%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.02%	0.01%(10)
Portfolio Turnover Rate	350%	262%	348%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.74%	2.00%	14.06%(10)
Net Investment Income (Loss) to Average Net Assets	1.62%	1.55%	(10.22)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 1.11%.

(6)

Performance was positively impacted by approximately 7.75% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 5.77%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.62% for Class C shares.

(9)	Not annualized.
(10)	Annualized.

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Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.33	$10.80	$11.12	$10.53	$10.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34	0.37	0.37	0.38	0.32
Net Realized and Unrealized Gain (Loss)	0.01	1.51	(0.37)	0.53	(0.40)
Total from Investment Operations	0.35	1.88	—	0.91	(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.35)	(0.32)	(0.32)	(0.32)
Net Asset Value, End of Period	$12.32	$12.33	$10.80	$11.12	$10.53
Total Return(3)	2.95%(4)	17.79%(5)	(0.04)%	8.79%	(0.77)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,993	$31,873	$31,427	$36,598	$36,186
Ratio of Expenses to Average Net Assets (9)	0.70%(6)	0.69%(6)	0.70%(6)	0.70%(6)	1.18%(6)(7)
Ratio of Net Investment Income to Average Net Assets (9)	2.85%(6)	3.28%(6)	3.33%(6)	3.47%(6)	2.91%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.01%	0.00%(8)	0.00%(8)	0.00%(8)
Portfolio Turnover Rate	33%	41%	45%	50%	63%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26%	1.28%	1.15%	1.13%	1.21%
Net Investment Income to Average Net Assets	2.29%	2.69%	2.88%	3.04%	2.88%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(5)

Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.
(8)	Amount is less than 0.005%.

62

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.34	$10.81	$11.12	$10.53	$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30	0.32	0.33	0.34	0.30
Net Realized and Unrealized Gain (Loss)	(0.00)(3)	1.53	(0.37)	0.53	(0.39)
Total from Investment Operations	0.30	1.85	(0.04)	0.87	(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.32)	(0.27)	(0.28)	(0.30)
Net Asset Value, End of Period	$12.32	$12.34	$10.81	$11.12	$10.53
Total Return(4)	2.54%(5)	17.41%(6)	(0.37)%	8.43%	(0.83)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,911	$6,916	$544	$405	$1,194
Ratio of Expenses to Average Net Assets(10)	1.05%(7)	0.99%(7)	1.05%(7)	1.05%(7)	1.34%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.50%(7)	2.78%(7)	2.98%(7)	3.12%(7)	2.76%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.01%	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	33%	41%	45%	50%	63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.62%	1.51%	1.88%	1.60%	1.47%
Net Investment Income to Average Net Assets	1.93%	2.26%	2.15%	2.57%	2.63%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(6)

Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.
(9)	Amount is less than 0.005%.

63

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$12.32	$10.79	$11.11	$10.52	$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26	0.30	0.30	0.31	0.26
Net Realized and Unrealized Gain (Loss)	(0.00)(3)	1.51	(0.37)	0.54	(0.40)
Total from Investment Operations	0.26	1.81	(0.07)	0.85	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.28)	(0.25)	(0.26)	(0.26)
Net Asset Value, End of Period	$12.30	$12.32	$10.79	$11.11	$10.52
Total Return(4)	2.20%(5)	17.06%(6)	(0.65)%	8.15%	(1.28)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,749	$2,151	$2,163	$2,405	$2,649
Ratio of Expenses to Average Net Assets(10)	1.34%(7)	1.33%(7)	1.31%(7)	1.30%(7)	1.69%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.20%(7)	2.64%(7)	2.72%(7)	2.87%(7)	2.40%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	33%	41%	45%	50%	63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.80%	1.75%	1.73%	1.66%	1.70%
Net Investment Income to Average Net Assets	1.74%	2.22%	2.30%	2.51%	2.39%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(6)

Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.
(9)	Amount is less than 0.005%.

64

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$12.27	$10.77	$11.21
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.21	0.22	0.10
Net Realized and Unrealized Gain (Loss)	0.00(4)	1.53	(0.48)
Total from Investment Operations	0.21	1.75	(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.25)	(0.06)
Net Asset Value, End of Period	$12.25	$12.27	$10.77
Total Return(5)	1.81%(6)	16.47%(7)	(3.40)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,084	$126	$10
Ratio of Expenses to Average Net Assets (12)	1.80%(8)	1.79%(8)	1.80%(8)(11)
Ratio of Net Investment Income to Average Net Assets (12)	1.71%(8)	1.90%(8)	2.25%(8)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.01%	0.00%(9)(11)
Portfolio Turnover Rate	33%	41%	45%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.82%	4.45%	38.20%(11)
Net Investment Income (Loss) to Average Net Assets	0.69%	(0.76)%	(34.15)%(11)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Amount is less than $0.005 per share.
(5)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(6)

Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(7)

Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

(8)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(9)	Amount is less than 0.005%.
(10)	Not annualized.
(11)	Annualized.

65

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$9.92	$9.80	$10.73	$11.00	$10.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.70	0.67	0.71	0.75	0.81
Net Realized and Unrealized Gain (Loss)	0.20	0.13	(0.92)	0.25	0.55
Total from Investment Operations	0.90	0.80	(0.21)	1.00	1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.67)	(0.68)	(0.66)	(0.77)	(0.81)
Net Realized Gain	—	—	(0.06)	(0.50)	(0.26)
Total Distributions	(0.67)	(0.68)	(0.72)	(1.27)	(1.07)
Net Asset Value, End of Period	$10.15	$9.92	$9.80	$10.73	$11.00
Total Return(3)	9.40%	8.72%	(2.10)%	9.48%	13.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,007	$49,990	$13,255	$13,300	$12,678
Ratio of Expenses to Average Net Assets (7)	0.66%(4)	0.66%(4)(5)	0.74%(4)	0.75%(4)	0.75%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65%(4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (7)	7.01%(4)	7.09%(4)(5)	6.88%(4)	6.89%(4)	7.42%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	73%	74%	62%	96%	227%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06%	1.02%	1.17%	1.85%	3.16%
Net Investment Income to Average Net Assets	6.61%	6.73%	6.45%	5.79%	5.01%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.75% for Class I shares.

(6)	Amount is less than 0.005%.

66

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$9.90	$9.78	$10.72	$10.99	$10.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.67	0.64	0.66	0.65	0.77
Net Realized and Unrealized Gain (Loss)	0.20	0.12	(0.92)	0.31	0.55
Total from Investment Operations	0.87	0.76	(0.26)	0.96	1.32
Distributions from and/or in Excess of:
Net Investment Income	(0.64)	(0.64)	(0.62)	(0.73)	(0.78)
Net Realized Gain	—	—	(0.06)	(0.50)	(0.26)
Total Distributions	(0.64)	(0.64)	(0.68)	(1.23)	(1.04)
Net Asset Value, End of Period	$10.13	$9.90	$9.78	$10.72	$10.99
Total Return(3)	9.04%	8.24%	(2.43)%	9.15%	13.01%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,878	$59,139	$56,042	$40,157	$1,092
Ratio of Expenses to Average Net Assets (8)	1.01%(4)	1.02%(4)(6)	1.10%(4)	1.02%(4)	1.01%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%(4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (8)	6.65%(4)	6.76%(4)(6)	6.49%(4)	5.99%(4)	7.04%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.01%	0.00%(7)
Portfolio Turnover Rate	73%	74%	62%	96%	227%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%	1.33%	1.53%	2.06%	4.22%
Net Investment Income to Average Net Assets	6.32%	6.45%	6.06%	4.95%	3.83%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class A shares.

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares. Prior to January 4, 2016, the maximum ratio was 1.10% for Class A shares.

(7)	Amount is less than 0.005%.

67

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$9.91	$9.78	$10.72	$10.99	$10.70
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.64	0.62	0.64	0.67	0.75
Net Realized and Unrealized Gain (Loss)	0.19	0.13	(0.93)	0.27	0.56
Total from Investment Operations	0.83	0.75	(0.29)	0.94	1.31
Distributions from and/or in Excess of:
Net Investment Income	(0.61)	(0.62)	(0.59)	(0.71)	(0.76)
Net Realized Gain	—	—	(0.06)	(0.50)	(0.26)
Total Distributions	(0.61)	(0.62)	(0.65)	(1.21)	(1.02)
Net Asset Value, End of Period	$10.13	$9.91	$9.78	$10.72	$10.99
Total Return(3)	8.75%	7.95%	(2.70)%	8.88%	12.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$502	$628	$1,111	$1,519	$326
Ratio of Expenses to Average Net Assets (8)	1.26%(4)	1.28%(4)(6)	1.35%(4)	1.35%(4)	1.26%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%(4)	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (8)	6.40%(4)	6.51%(4)(6)	6.25%(4)	6.14%(4)	6.90%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)
Portfolio Turnover Rate	73%	74%	62%	96%	227%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90%	1.83%	1.84%	2.52%	4.11%
Net Investment Income to Average Net Assets	5.76%	5.96%	5.76%	4.97%	4.05%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(5)

Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class L shares.

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.35% for Class L shares.

(7)	Amount is less than 0.005%.

68

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.89	$9.78	$10.39
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.59	0.57	0.24
Net Realized and Unrealized Gain (Loss)	0.20	0.12	(0.62)
Total from Investment Operations	0.79	0.69	(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.56)	(0.58)	(0.23)
Net Asset Value, End of Period	$10.12	$9.89	$9.78
Total Return(4)	8.24%	7.47%	(3.75)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,585	$2,908	$1,309
Ratio of Expenses to Average Net Assets (10)	1.76%(5)	1.77%(5)(6)	1.84%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.75%(5)	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (10)	5.90%(5)	6.00%(5)(6)	5.60%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	73%	74%	62%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.09%	2.12%	2.15%(9)
Net Investment Income to Average Net Assets	5.57%	5.65%	5.29%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.85% for Class C shares.

(7)	Amount is less than 0.005%.
(8)	Not Annualized.
(9)	Annualized.

69

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,			Period from March 28, 2014(2) to September 30, 2014
Selected Per Share Data and Ratios	2017	2016(1)	2015
Net Asset Value, Beginning of Period	$9.92	$9.79	$10.74	$10.98
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.69	0.67	0.69	0.37
Net Realized and Unrealized Gain (Loss)	0.21	0.14	(0.92)	(0.27)
Total from Investment Operations	0.90	0.81	(0.23)	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.67)	(0.68)	(0.66)	(0.34)
Net Realized Gain	—	—	(0.06)	—
Total Distributions	(0.67)	(0.68)	(0.72)	(0.34)
Net Asset Value, End of Period	$10.15	$9.92	$9.79	$10.74
Total Return(4)	9.43%	8.75%	(2.17)%	0.89%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$560	$13,789	$574	$10
Ratio of Expenses to Average Net Assets (10)	0.62%(5)	0.62%(5)(6)	0.72%(5)	0.72%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.62%(5)	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (10)	6.93%(5)	7.05%(5)(6)	6.75%(5)	6.66%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(7)	0.00%(7)	0.00%(7)	0.00%(7)(9)
Portfolio Turnover Rate	73%	74%	62%	96%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%	0.93%	1.57%	15.70%(9)
Net Investment Income (Loss) to Average Net Assets	6.56%	6.74%	5.90%	(8.32)%(9)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)

Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class IS shares. Prior to January 4, 2016, the maximum ratio was 0.72% for Class IS shares.

(7)	Amount is less than 0.005%.
(8)	Not Annualized.
(9)	Annualized.

70

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$8.12	$7.71	$7.81	$7.76	$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16	0.15	0.13	0.12	0.11
Net Realized and Unrealized Gain (Loss)	0.02	0.41	(0.12)	0.04	(0.03)
Total from Investment Operations	0.18	0.56	0.01	0.16	0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.15)	(0.11)	(0.11)	(0.12)
Net Asset Value, End of Period	$8.15	$8.12	$7.71	$7.81	$7.76
Total Return(3)	2.29%(4)	7.43%(5)	0.06%	2.06%	1.09%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,131	$98,603	$102,808	$119,059	$122,958
Ratio of Expenses to Average Net Assets (10)	0.30%(6)	0.36%(6)(8)	0.53%(6)	0.53%(6)	0.71%(6)(7)
Ratio of Net Investment Income to Average Net Assets (10)	1.92%(6)	1.97%(6)(8)	1.72%(6)	1.49%(6)	1.45%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	43%	66%	41%	60%	66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.53%	0.65%	0.63%	0.78%	0.72%
Net Investment Income to Average Net Assets	1.68%	1.68%	1.62%	1.24%	1.44%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 1.78%.

(5)

Performance was positively impacted by approximately 5.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.46%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.53% for Class I shares.
(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.30% for Class I shares. Prior to January 11, 2016, the maximum ratio was 0.53% for Class I shares.

(9)	Amount is less than 0.005%.

71

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$8.13	$7.72	$7.83	$7.77	$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14	0.14	0.11	0.09	0.09
Net Realized and Unrealized Gain (Loss)	0.03	0.40	(0.14)	0.05	(0.01)
Total from Investment Operations	0.17	0.54	(0.03)	0.14	0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.13)	(0.08)	(0.08)	(0.11)
Net Asset Value, End of Period	$8.17	$8.13	$7.72	$7.83	$7.77
Total Return(3)	2.15%(4)	7.15%(5)	(0.41)%	1.78%	0.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,157	$66,821	$1,761	$940	$749
Ratio of Expenses to Average Net Assets (10)	0.55%(6)	0.52%(6)(8)	0.88%(6)	0.88%(6)	0.97%(6)(7)
Ratio of Net Investment Income to Average Net Assets (10)	1.66%(6)	1.83%(6)(8)	1.40%(6)	1.14%(6)	1.15%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	43%	66%	41%	60%	66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.80%	0.80%	1.22%	1.10%	1.00%
Net Investment Income to Average Net Assets	1.41%	1.55%	1.06%	0.92%	1.12%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 1.65%.

(5)

Performance was positively impacted by approximately 5.94% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.21%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.88% for Class A shares.
(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.55% for Class A shares. Prior to January 11, 2016, the maximum ratio was 0.88% for Class A shares.

(9)	Amount is less than 0.005%.

72

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017	2016(1)	2015	2014	2013
Net Asset Value, Beginning of Period	$8.11	$7.70	$7.80	$7.75	$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11	0.11	0.08	0.06	0.07
Net Realized and Unrealized Gain (Loss)	0.04	0.41	(0.13)	0.05	(0.03)
Total from Investment Operations	0.15	0.52	(0.05)	0.11	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.11)	(0.05)	(0.06)	(0.09)
Net Asset Value, End of Period	$8.15	$8.11	$7.70	$7.80	$7.75
Total Return(3)	1.90%(4)	6.79%(5)	(0.68)%	1.38%	0.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$410	$403	$439	$200	$95
Ratio of Expenses to Average Net Assets (10)	0.80%(6)	0.92%(6)(8)	1.23%(6)	1.23%(6)	1.24%(6)(7)
Ratio of Net Investment Income to Average Net Assets (10)	1.41%(6)	1.42%(6)(8)	1.05%(6)	0.79%(6)	0.85%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)	0.00%(9)
Portfolio Turnover Rate	43%	66%	41%	60%	66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%	1.83%	1.80%	3.48%	1.34%
Net Investment Income (Loss) to Average Net Assets	0.51%	0.51%	0.48%	(1.46)%	0.75%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Per share amount is based on average shares outstanding.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 1.39%.

(5)

Performance was positively impacted by approximately 5.92% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.87%.

(6)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(7)	Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class L shares.
(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class L shares. Prior to January 11, 2016, the maximum ratio was 1.23% for Class L shares.

(9)	Amount is less than 0.005%.

73

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$8.09	$7.69	$7.78
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.07	0.07	0.02
Net Realized and Unrealized Gain (Loss)	0.04	0.41	(0.09)
Total from Investment Operations	0.11	0.48	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)	(0.08)	(0.02)
Net Asset Value, End of Period	$8.13	$8.09	$7.69
Total Return(4)	1.34%(5)	6.24%(6)	(0.92)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52	$95	$71
Ratio of Expenses to Average Net Assets (12)	1.30%(7)	1.39%(7)(8)	1.63%(7)(11)
Ratio of Net Investment Income to Average Net Assets (12)	0.85%(7)	0.93%(7)(8)	0.73%(7)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(9)	0.00%(9)	0.00%(9)(11)
Portfolio Turnover Rate	43%	66%	41%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.92%	3.95%	6.73%(11)
Net Investment Loss to Average Net Assets	(2.77)%	(1.63)%	(4.37)%(11)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 0.84%.

(6)

Performance was positively impacted by approximately 5.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.47%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)

Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class C shares. Prior to January 11, 2016, the maximum ratio was 1.63% for Class C shares.

(9)	Amount is less than 0.005%.
(10)	Not annualized.
(11)	Annualized.

74

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Short Duration Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2017	Period from January 11, 2016(2) to September 30, 2016(1)
Net Asset Value, Beginning of Period	$8.11	$7.65
Income from Investment Operations:
Net Investment Income(3)	0.16	0.17
Net Realized and Unrealized Gain	0.04	0.39
Total from Investment Operations	0.20	0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.10)
Net Asset Value, End of Period	$8.15	$8.11
Total Return(4)	2.46%(5)	7.42%(6)(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11	$11
Ratio of Expenses to Average Net Assets (11)	0.25%(7)	0.25%(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	1.96%(7)	2.20%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%(8)	0.00%(8)(10)
Portfolio Turnover Rate	43%	66%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	16.24%	17.12%(10)
Net Investment Loss to Average Net Assets	(14.03)%	(14.67)%(10)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.95%.

(6)

Performance was positively impacted by approximately 5.96% due to the receipt of proceeds from the settlement of class action suits involving the Fund’s past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.46%.

(7)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

75

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class I
	Year Ended September 30,		Period from December 30, 2014(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.69	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.26	0.22	0.14
Net Realized and Unrealized Gain (Loss)	0.47	0.06	(0.28)
Total from Investment Operations	0.73	0.28	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.38)	(0.07)
Net Asset Value, End of Period	$10.21	$9.69	$9.79
Total Return(4)	7.64%	2.91%	(1.39)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$10	$10
Ratio of Expenses to Average Net Assets (8)	0.99%(5)	0.99%(5)	0.98%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	2.63%(5)	2.25%(5)	1.81%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.02%(7)
Portfolio Turnover Rate	64%	47%	39%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.19%	7.28%	17.80%(7)
Net Investment Loss to Average Net Assets	(17.57)%	(4.04)%	(15.01)%(7)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

76

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class A
	Year Ended September 30,		Period from December 30, 2014(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.69	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20	0.18	0.11
Net Realized and Unrealized Gain (Loss)	0.49	0.06	(0.27)
Total from Investment Operations	0.69	0.24	(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.34)	(0.05)
Net Asset Value, End of Period	$10.20	$9.69	$9.79
Total Return(4)	7.18%	2.51%	(1.56)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$40	$10
Ratio of Expenses to Average Net Assets (8)	1.33%(5)	1.34%(5)	1.33%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	2.08%(5)	1.86%(5)	1.46%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%	0.01%	0.02%(7)
Portfolio Turnover Rate	64%	47%	39%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.96%	6.73%	18.06%(7)
Net Investment Loss to Average Net Assets	(6.55)%	(3.53)%	(15.27)%(7)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

77

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class C
	Year Ended September 30,		Period from April 30, 2015(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.66	$9.76	$10.06
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13	0.11	0.05
Net Realized and Unrealized Gain (Loss)	0.49	0.06	(0.32)
Total from Investment Operations	0.62	0.17	(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.27)	(0.03)
Net Asset Value, End of Period	$10.17	$9.66	$9.76
Total Return(4)	6.46%	1.77%	(2.71)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22	$35	$10
Ratio of Expenses to Average Net Assets (9)	2.09%(5)	2.09%(5)	2.10%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	1.33%(5)	1.14%(5)	1.13%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00%(6)(8)
Portfolio Turnover Rate	64%	47%	39%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.41%	28.93%	19.28%(8)
Net Investment Loss to Average Net Assets	(9.99)%	(25.70)%	(16.05)%(8)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Offering.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.
78

Morgan Stanley Institutional Fund Trust Prospectus | Financial Highlights

Strategic Income Portfolio

	Class IS
	Year Ended September 30,		Period from December 30, 2014(2) to September 30, 2015
Selected Per Share Data and Ratios	2017	2016(1)
Net Asset Value, Beginning of Period	$9.69	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.27	0.23	0.14
Net Realized and Unrealized Gain (Loss)	0.48	0.05	(0.27)
Total from Investment Operations	0.75	0.28	(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.38)	(0.08)
Net Asset Value, End of Period	$10.22	$9.69	$9.79
Total Return(4)	7.80%	2.96%	(1.37)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,197	$9,669	$9,775
Ratio of Expenses to Average Net Assets (8)	0.94%(5)	0.94%(5)	0.93%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	2.68%(5)	2.35%(5)	1.88%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.02%(7)
Portfolio Turnover Rate	64%	47%	39%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.79%	3.45%	4.04%(7)
Net Investment Loss to Average Net Assets	(0.17)%	(0.16)%	(1.23)%(7)

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)	Commencement of Operations.
(3)	Per share amount is based on average shares outstanding.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets.”

(6)	Not annualized.
(7)	Annualized.

79

Morgan Stanley Prospectus  |  Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Effective May 1, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI and are subject to change.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•

Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•

Shares of funds purchased through the Merrill Edge Self-Directed platform

•

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•

(i) Current and retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (ii) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (iii) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees, as described in this Prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•

Death or disability of the shareholder

•

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•

Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•

Shares acquired through a right of reinstatement

•

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

80

Morgan Stanley Prospectus  |  Appendix

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoints as described in this Prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

81

Where to Find Additional Information

In addition to this Prospectus, the Funds have a Statement of Additional Information, dated January 31, 2018 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Funds. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

The Trust publishes Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Trust (including the Statement of Additional Information and Shareholder Reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804 Kansas City, MO 64121-9804

For Shareholder Inquiries,
 call toll-free 1-800-548-7786

Prices and Investment Results are available at www.morganstanley.com/im.

The Trust’s 1940 Act registration number is 811-03980

© 2018 Morgan Stanley.

IFTFIPRO 0118

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,042.10	$1,021.56	$3.58	$3.55	0.70%
Corporate Bond Portfolio Class A	1,000.00	1,039.20	1,019.75	5.42	5.37	1.06
Corporate Bond Portfolio Class L	1,000.00	1,037.90	1,018.20	7.00	6.93	1.37
Corporate Bond Portfolio Class C	1,000.00	1,036.10	1,016.04	9.19	9.10	1.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Corporate Bond Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.95%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 2.21%.

Factors Affecting Performance

•  The 12-month reporting period was characterized by a steady grind tighter in credit markets, despite pockets of intra-year volatility as concerns about global growth, monetary policy, geopolitical tensions, and commodities caused temporary market weaknesses. All of these periods, however, were brief and have resulted in positive performance in credit spreads over the period, as strong technicals and demand for the asset class mitigated any potential softness in the market.

•  In the final quarter of 2016, the surprise Trump win in the United States dominated the news flow in November and pervasively impacted global rates, credit spreads, and equity markets. Financial market conditions changed rapidly as investors priced in the inflationary impact of anticipated fiscal stimulus, reduced trade, and a more aggressive Federal Reserve (Fed). Pro-growth rhetoric, higher inflation expectations, and continued demand for U.S. credit created a bullish environment for U.S. credit in November 2016.

•  In the first quarter of 2017, U.S. investment grade spreads traded tighter as low global yields, high cash balances, and government support of credit markets around the globe created a positive environment for credit markets. During this quarter, we saw the global fixed income markets price in significant relaxation of U.S. fiscal policy, as well as economic growth, a stronger U.S. dollar, and a steeper Treasury curve.

•  In the second quarter of 2017, we saw continued tensions between fundamentals, valuations, and technicals in the investment grade market. U.S. banking and other financial companies' fundamentals remained strong, while industrial companies' fundamentals continued to deteriorate as the pace of leverage continued its course. Valuations remained stretched for industrials in this quarter, while financials continued to present attractive relative value opportunities. Technicals remained strong across the market. This quarter was characterized by low volatility, with spreads trading in a narrow range.

•  The third quarter of 2017 was positive for risk assets. Global credit traded stronger over the period, as spreads tightened across the investment grade and high yield markets. While August 2017 reset valuations in the market, due to heightened geopolitical risks, the remainder of the quarter was defined by a steady grind tighter in credit fueled by strong technicals, a positive macroeconomic backdrop, low volatility, and strong equity performance.

•  Over the 12-month reporting period, Treasury yields were higher and the Treasury curve flattened. Specifically, the 2-, 5-, 10- and 30-year Treasury yields ended 72, 79, 74 and 54 basis points higher, respectively.(1)

•  Credit spreads ended the period tighter. The corporate sector as a whole was 37 basis points tighter over the 12-month period.(2) In aggregate, BBB corporate spreads contracted 47 basis points, while single A corporate spreads were 32 basis points tighter.(2) Financials outperformed non-financials, with industrials spreads narrowing 35 basis points and financials tightening 44 basis points.(2)

•  The Fund's investment grade exposure was a positive contributor to the Fund's returns. Strength in the credit market over the period resulted in tighter spreads across all major segments of the investment grade market. The Fund's emphasis on financial institutions, specifically the banking sector, was particularly advantageous for performance over the reporting period. The Fund has an underweight to industrials, attributable to relatively weaker fundamentals and less favorable relative value within the industrials segment of the market. The industrials underweight detracted from performance over the period, driven mainly by positioning in capital goods and technology.

(1)  Source for U.S. Treasury yields: Bloomberg L.P.

(2)  Source for credit spread data: Barclays

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

•  An opportunistic allocation to below investment grade (or high yield) credits also contributed to the Fund's performance. As with the investment grade market, the high yield market benefited from spread tightening and yield advantages that led to positive returns.

•  During fiscal year 2017, the Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2017 fiscal year total return would have been 2.10% for Class I shares as of September 30, 2017. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Management Strategies

•  Accommodative policy and low global yields remain supportive of global credit, particularly U.S. credit, and we continue to believe the strong technical environment in global credit markets suggests modest tightening into year-end.

•  Technicals continue to support the asset class, and fundamentals remain positive in certain sectors of the market. At current valuations, we do not anticipate a drastic move tighter in spreads; however, we believe spreads could continue to grind tighter into year-end if the current backdrop persists. As we head into year-end, we are vigilant of global political headlines and will continue to monitor their potential impact on credit markets.

•  Despite our favorable outlook on investment grade corporates, we remain cognizant that the business cycle is maturing. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

•  Given this view, the Fund is positioned to be underweight credit risk as a whole, driven by an underweight to industrials, while we remain overweight financials. We continue to believe that the fundamental story in the financial sector remains strong, as banks have spent years shoring up balance sheets, increasing their liquidity profiles, and reducing risky activities. In the non-financial segment of the investment grade market, the Portfolio is underweight, due to relatively weaker fundamentals and stretched valuations.

•  The Fund continues to hold small allocations to high yield bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	2.95%	5.53%	4.80%	6.54%
Fund — Class A Shares w/o sales charges(5)	2.54	5.22	4.58	4.66
Fund — Class A Shares with maximum 4.25% sales charges(5)	–1.84	4.32	4.13	4.36
Fund — Class L Shares w/o sales charges(6)	2.20	4.88	—	5.19
Fund — Class C Shares w/o sales charges(7)	1.81	—	—	5.77
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	0.81	—	—	5.77
Bloomberg Barclays U.S. Corporate Index	2.21	3.46	5.74	6.95
Lipper Corporate Debt Funds BBB-Rated Index	1.99	3.46	5.36	6.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on June 16, 2008.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.3%)
Asset-Backed Securities (0.6%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$100	$113
8.35%, 7/10/31 (a)	121	158
		271
Corporate Bonds (96.7%)
Finance (35.1%)
ABN Amro Bank N.V.
4.75%, 7/28/25 (a)	200	213
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.75%, 5/15/19	150	154
Air Lease Corp.,
2.63%, 7/1/22	150	149
3.38%, 6/1/21	75	77
Alexandria Real Estate Equities, Inc.
3.95%, 1/15/27	75	77
Ally Financial, Inc.
4.25%, 4/15/21	75	78
American Express Credit Corp.,
MTN
3.30%, 5/3/27	150	152
American International Group, Inc.
4.88%, 6/1/22	175	192
AvalonBay Communities, Inc.,
Series G
2.95%, 5/11/26	100	99
Bank of America Corp.,
3.09%, 10/1/25	100	100
Series G
3.50%, 4/19/26	275	280
MTN
4.00%, 1/22/25	180	186
4.24%, 4/24/38	275	291
MTN
4.25%, 10/22/26	100	105
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	60	63
BNP Paribas SA,
3.80%, 1/10/24 (a)(b)	250	260
5.00%, 1/15/21	95	103
Boston Properties LP,
3.65%, 2/1/26	100	102
3.80%, 2/1/24	25	26
BPCE SA
5.15%, 7/21/24 (a)	200	216
Brighthouse Financial, Inc.
3.70%, 6/22/27 (a)	200	197
Brixmor Operating Partnership LP
4.13%, 6/15/26	150	151
	Face Amount (000)	Value (000)
Brookfield Finance, Inc.
4.25%, 6/2/26	$150	$155
Capital One Financial Corp.,
2.50%, 5/12/20	50	50
3.20%, 2/5/25	275	275
3.75%, 3/9/27 (b)	25	25
Chubb INA Holdings, Inc.
3.35%, 5/15/24	125	129
Citigroup, Inc.,
3.89%, 1/10/28	225	231
4.45%, 9/29/27	225	238
6.68%, 9/13/43	50	68
8.13%, 7/15/39	100	159
Citizens Bank NA,
MTN
2.55%, 5/13/21	250	251
CNA Financial Corp.
5.75%, 8/15/21	75	83
Credit Suisse AG,
MTN
3.63%, 9/9/24	250	260
6.00%, 2/15/18	61	62
CubeSmart LP
3.13%, 9/1/26	50	48
Deutsche Bank AG
2.70%, 7/13/20	200	201
Digital Realty Trust LP
3.70%, 8/15/27	150	152
Discover Bank
2.00%, 2/21/18	250	250
Discover Financial Services
3.95%, 11/6/24	75	77
Federal Realty Investment Trust
3.63%, 8/1/46	75	68
Five Corners Funding Trust
4.42%, 11/15/23 (a)	200	217
GE Capital International Funding Co., Unlimited Co.,
2.34%, 11/15/20	200	202
4.42%, 11/15/35	211	230
Goldman Sachs Group, Inc. (The),
2.91%, 6/5/23	125	125
MTN
4.80%, 7/8/44	125	140
6.25%, 2/1/41	75	99
6.75%, 10/1/37	230	304
Guardian Life Insurance Co. of America (The)
4.85%, 1/24/77 (a)	100	107
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20	275	296
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	100	103
HSBC Finance Corp.
6.68%, 1/15/21	68	77

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
HSBC Holdings PLC,
2.65%, 1/5/22	$200	$201
4.38%, 11/23/26	200	209
HSBC USA, Inc.
3.50%, 6/23/24	100	103
Humana, Inc.
4.80%, 3/15/47	100	112
ING Bank N.V.
5.80%, 9/25/23 (a)	100	114
Intesa Sanpaolo SpA
3.88%, 1/16/18	200	201
Jackson National Life Global Funding
2.20%, 1/30/20 (a)	300	300
JPMorgan Chase & Co.,
3.78%, 2/1/28	225	232
4.13%, 12/15/26	650	679
KeyBank NA
1.60%, 8/22/19	250	249
LeasePlan Corp N.V.
2.88%, 1/22/19 (a)	200	200
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	50	55
Lincoln National Corp.
7.00%, 6/15/40	75	101
Lloyds Banking Group PLC
3.10%, 7/6/21	200	204
Massachusetts Mutual Life Insurance Co.
4.50%, 4/15/65 (a)	50	51
Metropolitan Life Global Funding I
2.00%, 4/14/20 (a)	200	200
Mizuho Financial Group, Inc.
2.63%, 4/12/21 (a)	225	225
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	125	128
Nationwide Building Society
6.25%, 2/25/20 (a)	260	285
New York Life Global Funding
2.90%, 1/17/24 (a)	225	228
Northern Trust Corp.
3.38%, 5/8/32	125	125
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	162
PNC Financial Services Group, Inc. (The),
3.15%, 5/19/27	275	275
3.90%, 4/29/24	80	84
Prudential Financial, Inc.,
MTN
4.60%, 5/15/44	75	83
5.63%, 6/15/43	170	185
Realty Income Corp.
3.25%, 10/15/22	150	154
	Face Amount (000)	Value (000)
Royal Bank of Scotland Group PLC
3.88%, 9/12/23	$200	$205
Santander UK Group Holdings PLC
3.57%, 1/10/23	200	205
Santander UK PLC
5.00%, 11/7/23 (a)	200	217
Simon Property Group LP
2.50%, 7/15/21	125	126
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20 (a)(b)	200	203
Standard Chartered PLC
2.10%, 8/19/19 (a)	225	225
State Street Corp.
1.95%, 5/19/21	175	174
Swedbank AB
2.80%, 3/14/22 (a)	300	304
Synchrony Bank
3.00%, 6/15/22	250	250
TD Ameritrade Holding Corp.,
3.30%, 4/1/27	75	76
3.63%, 4/1/25	100	103
Toronto-Dominion Bank (The)
3.63%, 9/15/31	175	174
Travelers Cos., Inc. (The)
3.75%, 5/15/46	50	50
UBS Group Funding Switzerland AG
3.49%, 5/23/23 (a)	225	231
UnitedHealth Group, Inc.,
2.75%, 2/15/23	55	56
2.88%, 3/15/23	255	260
3.75%, 7/15/25	150	159
Wells Fargo & Co.,
3.00%, 10/23/26	575	563
3.07%, 1/24/23	200	204
MTN
4.10%, 6/3/26	100	104
Westpac Banking Corp.
2.85%, 5/13/26	150	147
		17,134
Industrials (52.9%)
21st Century Fox America, Inc.
4.75%, 9/15/44	150	161
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	50	53
Abbott Laboratories,
3.40%, 11/30/23	250	258
4.90%, 11/30/46	100	112
AbbVie, Inc.,
3.20%, 5/14/26	50	50
4.70%, 5/14/45	75	82
Air Liquide Finance SA
2.25%, 9/27/23 (a)	200	194

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Alfa SAB de CV
5.25%, 3/25/24 (a)	$200	$218
Alibaba Group Holding Ltd.
2.50%, 11/28/19	200	202
Alimentation Couche-Tard, Inc.
3.55%, 7/26/27 (a)	125	126
Allergan Funding SCS
4.75%, 3/15/45	94	102
Altria Group, Inc.
5.38%, 1/31/44	55	66
Amazon.com, Inc.,
3.80%, 12/5/24	75	80
4.25%, 8/22/57 (a)	125	129
4.95%, 12/5/44	50	58
American Airlines Pass-Through Trust
4.00%, 1/15/27	160	168
Amgen, Inc.,
2.60%, 8/19/26	125	119
4.66%, 6/15/51	109	120
Anadarko Petroleum Corp.
5.55%, 3/15/26	150	168
Andeavor
4.75%, 12/15/23 (a)	225	243
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	125	130
3.70%, 2/1/24	200	210
4.90%, 2/1/46	175	198
Apple, Inc.,
3.35%, 2/9/27	200	206
3.85%, 5/4/43 - 8/4/46	150	152
4.50%, 2/23/36	125	141
Applied Materials, Inc.
3.30%, 4/1/27	150	153
APT Pipelines Ltd.
4.20%, 3/23/25 (a)	200	208
Aramark Services, Inc.
4.75%, 6/1/26	100	106
Ashtead Capital, Inc.
4.13%, 8/15/25 (a)	200	206
AstraZeneca PLC
6.45%, 9/15/37	125	168
AT&T, Inc.,
4.25%, 3/1/27	300	309
4.50%, 3/9/48	287	266
4.55%, 3/9/49	75	69
4.90%, 8/14/37	175	177
5.15%, 3/15/42	75	76
Automatic Data Processing, Inc.
3.38%, 9/15/25	50	52
Baidu, Inc.,
2.88%, 7/6/22	200	201
3.25%, 8/6/18	200	202
	Face Amount (000)	Value (000)
Baxalta, Inc.
5.25%, 6/23/45	$50	$58
Becton Dickinson and Co.,
2.89%, 6/6/22	100	100
4.69%, 12/15/44	75	80
BHP Billiton Finance USA Ltd.
5.00%, 9/30/43	75	89
BMW US Capital LLC
2.70%, 4/6/22 (a)	250	252
Boston Scientific Corp.
3.85%, 5/15/25	100	104
BP Capital Markets PLC,
3.02%, 1/16/27	100	99
3.12%, 5/4/26	125	125
Brambles USA, Inc.
4.13%, 10/23/25 (a)	150	156
British Airways Pass-Through Trust
4.63%, 12/20/25 (a)	149	160
Buckeye Partners LP
4.15%, 7/1/23	175	182
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	75	82
4.55%, 9/1/44	50	56
Caterpillar, Inc.
3.80%, 8/15/42	50	51
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.20%, 3/15/28 (a)	150	152
4.91%, 7/23/25	75	80
6.48%, 10/23/45	150	177
Cimarex Energy Co.
3.90%, 5/15/27	225	230
Cisco Systems, Inc.
1.85%, 9/20/21	275	272
Comcast Corp.
3.15%, 2/15/28	575	574
Concho Resources, Inc.
3.75%, 10/1/27	200	201
ConocoPhillips Co.,
2.20%, 5/15/20	100	101
4.95%, 3/15/26 (b)	200	226
Crown Castle International Corp.,
3.40%, 2/15/21	100	103
4.45%, 2/15/26	75	80
CSX Corp.
2.60%, 11/1/26	125	120
CVS Health Corp.
2.13%, 6/1/21	75	74
Danone SA
1.69%, 10/30/19 (a)	200	199
Darden Restaurants, Inc.
3.85%, 5/1/27	150	153

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
DCP Midstream Operating LP
5.35%, 3/15/20 (a)	$38	$40
Dell International LLC/EMC Corp.
8.10%, 7/15/36 (a)	75	94
Delphi Automotive PLC
3.15%, 11/19/20	125	128
Delta Air Lines, Inc.
3.63%, 3/15/22	200	206
Deutsche Telekom International Finance BV
8.75%, 6/15/30	75	110
Discovery Communications LLC
3.95%, 3/20/28	150	149
Dollar General Corp.,
1.88%, 4/15/18	100	100
3.25%, 4/15/23	125	128
Eastman Chemical Co.
3.80%, 3/15/25	100	103
eBay, Inc.,
2.15%, 6/5/20	125	125
2.50%, 3/9/18	100	100
EI du Pont de Nemours & Co.
2.20%, 5/1/20	200	201
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	105	107
Embraer Netherlands Finance BV
5.40%, 2/1/27	65	71
Enable Midstream Partners LP,
3.90%, 5/15/24	125	126
4.40%, 3/15/27	25	25
Endeavor Energy Resources LP/EER Finance, Inc.
7.00%, 8/15/21 (a)	75	78
Energy Transfer LP
6.50%, 2/1/42	125	142
Enterprise Products Operating LLC
4.45%, 2/15/43	125	127
Equifax, Inc.
3.30%, 12/15/22	25	25
Express Scripts Holding Co.,
4.50%, 2/25/26 (b)	100	107
4.80%, 7/15/46 (b)	50	53
Exxon Mobil Corp.
4.11%, 3/1/46	100	108
FedEx Corp.
3.20%, 2/1/25	100	102
Ford Motor Credit Co., LLC
3.10%, 5/4/23	400	397
General Motors Co.,
6.60%, 4/1/36	25	30
6.75%, 4/1/46	25	30
General Motors Financial Co., Inc.
3.95%, 4/13/24	100	103
	Face Amount (000)	Value (000)
Gilead Sciences, Inc.,
4.50%, 2/1/45	$25	$27
4.80%, 4/1/44	50	56
GlaxoSmithKline Capital, Inc.
6.38%, 5/15/38	75	103
Goldcorp, Inc.
5.45%, 6/9/44	50	56
Hanesbrands, Inc.,
4.63%, 5/15/24 (a)	40	42
4.88%, 5/15/26 (a)	60	63
Harris Corp.
4.85%, 4/27/35	75	83
HCA, Inc.
4.75%, 5/1/23	130	137
Heathrow Funding Ltd.
4.88%, 7/15/21 (a)	190	204
Hewlett Packard Enterprise Co.
2.10%, 10/4/19 (a)	150	150
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/1/25 (a)	55	56
Home Depot, Inc. (The),
2.13%, 9/15/26	50	47
3.35%, 9/15/25	25	26
5.88%, 12/16/36	159	207
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	200	200
International Paper Co.
3.00%, 2/15/27	250	243
John Deere Capital Corp.,
MTN
1.25%, 10/9/19	225	223
Johnson Controls International PLC
3.90%, 2/14/26	75	79
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.25%, 6/1/26 (a)	100	106
Kinder Morgan Energy Partners LP,
3.95%, 9/1/22	75	78
4.15%, 2/1/24	150	156
Kinder Morgan, Inc.
5.55%, 6/1/45	50	54
Kraft Heinz Foods Co.
4.38%, 6/1/46	175	174
Kroger Co. (The)
6.90%, 4/15/38	80	100
Lockheed Martin Corp.
3.55%, 1/15/26	125	129
Lowe's Cos., Inc.
2.50%, 4/15/26	175	168
LyondellBasell Industries N.V.
4.63%, 2/26/55	75	78
Macy's Retail Holdings, Inc.
2.88%, 2/15/23 (b)	150	142

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
MasTec, Inc.
4.88%, 3/15/23	$90	$92
McDonald's Corp.,
MTN
4.60%, 5/26/45	100	110
Mead Johnson Nutrition Co.
3.00%, 11/15/20	75	77
Medtronic, Inc.
4.63%, 3/15/45	200	228
Merck & Co., Inc.
2.80%, 5/18/23	125	128
Microsoft Corp.,
1.55%, 8/8/21	75	74
3.13%, 11/3/25	50	51
4.45%, 11/3/45	325	367
Molson Coors Brewing Co.
2.25%, 3/15/20 (a)	175	175
MPLX LP,
4.00%, 2/15/25	100	102
4.88%, 6/1/25	25	27
5.20%, 3/1/47	50	53
NetApp, Inc.
2.00%, 12/15/17	100	100
Netflix, Inc.
4.38%, 11/15/26 (a)(b)	50	50
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 9/29/27 (a)	250	250
Nissan Motor Acceptance Corp.
2.55%, 3/8/21 (a)	150	151
Noble Energy, Inc.
5.05%, 11/15/44	50	52
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)	120	124
Novartis Capital Corp.
4.40%, 5/6/44	75	85
Omnicom Group, Inc.,
3.60%, 4/15/26	50	51
3.63%, 5/1/22	95	99
3.65%, 11/1/24	23	24
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (a)	225	225
Oracle Corp.
4.50%, 7/8/44	150	166
PepsiCo, Inc.,
1.70%, 10/6/21	200	197
3.60%, 3/1/24	100	106
Pfizer, Inc.
3.00%, 12/15/26	100	101
Philip Morris International, Inc.,
2.00%, 2/21/20	125	125
4.50%, 3/20/42	75	81
	Face Amount (000)	Value (000)
Phillips 66
5.88%, 5/1/42	$25	$31
Phillips 66 Partners LP
4.68%, 2/15/45	25	24
Plains All American Pipeline LP/PAA Finance Corp.
4.50%, 12/15/26	75	76
QUALCOMM, Inc.
2.60%, 1/30/23	250	251
Reckitt Benckiser Treasury Services PLC
2.38%, 6/24/22 (a)	350	349
Rockies Express Pipeline LLC
6.88%, 4/15/40 (a)	75	84
Rockwell Collins, Inc.
2.80%, 3/15/22	125	126
Ryder System, Inc.,
MTN
2.65%, 3/2/20	50	51
Sabine Pass Liquefaction LLC
4.20%, 3/15/28	225	227
Shell International Finance BV
4.38%, 5/11/45	225	242
Sherwin-Williams Co. (The)
2.75%, 6/1/22	250	252
Smithfield Foods, Inc.
2.65%, 10/3/21 (a)(c)	100	100
Southern Copper Corp.
7.50%, 7/27/35	100	130
Sprint Corp.
7.13%, 6/15/24	75	85
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC
3.36%, 3/20/23 (a)	200	204
Telefonica Emisiones SAU
4.10%, 3/8/27	150	156
Telefonica Europe BV
8.25%, 9/15/30	84	118
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26 (b)	325	300
Thermo Fisher Scientific, Inc.
2.95%, 9/19/26	125	123
Time Warner, Inc.
3.80%, 2/15/27	225	226
TransCanada PipeLines Ltd.
7.63%, 1/15/39	75	110
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (a)	75	74
4.13%, 2/2/26 (a)	95	99
Tyco Electronics Group SA
3.13%, 8/15/27	50	50
Tyson Foods, Inc.
4.88%, 8/15/34	75	83

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
United Airlines Pass-Through Trust,
Class A
4.30%, 2/15/27	$192	$204
Vale Overseas Ltd.
6.88%, 11/21/36	75	86
Verizon Communications, Inc.,
4.67%, 3/15/55	228	218
5.01%, 8/21/54	285	288
Viacom, Inc.
5.85%, 9/1/43	50	52
Visa, Inc.
4.30%, 12/14/45	125	139
Vodafone Group PLC
4.38%, 2/19/43	125	126
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)	200	201
Wal-Mart Stores, Inc.,
3.30%, 4/22/24	150	157
5.25%, 9/1/35	75	92
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/26	50	50
3.80%, 11/18/24	25	26
WM Wrigley Jr. Co.
2.90%, 10/21/19 (a)	230	234
Wolverine World Wide, Inc.
5.00%, 9/1/26 (a)	125	125
Woodside Finance Ltd.
3.70%, 9/15/26 (a)	150	150
		25,767
Utilities (8.7%)
Abu Dhabi National Energy Co., PJSC
4.38%, 6/22/26 (a)	200	207
Alabama Power Co.
3.75%, 3/1/45	125	126
Baltimore Gas & Electric Co.
2.40%, 8/15/26	75	71
Black Hills Corp.
3.15%, 1/15/27	75	73
Boston Gas Co.
4.49%, 2/15/42 (a)	125	135
CenterPoint Energy Houston Electric LLC,
1.85%, 6/1/21	150	148
Series AA
3.00%, 2/1/27	225	224
CMS Energy Corp.
6.25%, 2/1/20	200	218
Consolidated Edison, Inc.,
Series A
2.00%, 3/15/20	75	75
DTE Energy Co.,
1.50%, 10/1/19	100	98
3.80%, 3/15/27	125	129
	Face Amount (000)	Value (000)
Duke Energy Carolinas LLC
3.75%, 6/1/45	$75	$76
Duke Energy Corp.
2.65%, 9/1/26	150	144
Emera US Finance LP
3.55%, 6/15/26	225	227
Enel Finance International N.V.
6.00%, 10/7/39 (a)	100	124
Entergy Arkansas, Inc.
3.50%, 4/1/26	75	77
Entergy Louisiana LLC
3.05%, 6/1/31	75	73
Fortis, Inc.,
Series WI
2.10%, 10/4/21	100	98
Nevada Power Co.,
Series N
6.65%, 4/1/36	150	203
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/27	200	206
Oncor Electric Delivery Co., LLC
2.95%, 4/1/25	75	75
Public Service Electric & Gas Co.,
MTN
2.25%, 9/15/26	150	142
Public Service Enterprise Group, Inc.
1.60%, 11/15/19	75	74
Sempra Energy
6.00%, 10/15/39	125	158
South Carolina Electric & Gas Co.
4.50%, 6/1/64	75	80
Southern Power Co.,
Series D
1.95%, 12/15/19	50	50
Trans-Allegheny Interstate Line Co.
3.85%, 6/1/25 (a)	200	209
TransAlta Corp.
4.50%, 11/15/22	213	217
Virginia Electric & Power Co.
2.95%, 1/15/22	325	332
WEC Energy Group, Inc.
3.55%, 6/15/25	75	77
Xcel Energy, Inc.
3.30%, 6/1/25	75	76
		4,222
		47,123
Total Fixed Income Securities (Cost $46,108)		47,394

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Shares	Value (000)
Short-Term Investments (3.3%)
Securities held as Collateral on Loaned Securities (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $788)	787,688	$788
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $498)	497,586	498
	Face Amount (000)
U.S. Treasury Security (0.7%)
U.S. Treasury Bill
1.19%, 4/26/18 (d)(e) (Cost $357)	$360	357
Total Short-Term Investments (Cost $1,643)		1,643
Total Investments (100.6%) (Cost $47,751) Including $1,376 of Securities Loaned (f)(g)		49,037
Liabilities in Excess of Other Assets (–0.6%)		(300)
Net Assets (100.0%)		$48,737

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2017.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2017.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(f)  Securities are available for collateral in connection with purchase of a when-issued security, open futures contracts and swap agreements.

(g)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $47,767,000. The aggregate gross unrealized appreciation is approximately $1,424,000 and the aggregate gross unrealized depreciation is approximately $162,000, resulting in net unrealized appreciation of approximately $1,262,000.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PJSC  Public Joint Stock Company.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	27	Dec-17	5,400	$5,824	$(13)
U.S. Treasury 30 yr. Bond	13	Dec-17	1,300	1,987	(33)
U.S. Treasury Ultra Bond	10	Dec-17	1,000	1,651	(26)
Short:
U.S. Treasury 10 yr. Note	13	Dec-17	(1,300)	(1,629)	17
U.S. Treasury 10 yr. Ultra Long Bond	33	Dec-17	(3,300)	(4,433)	53
U.S. Treasury 5 yr. Note	10	Dec-17	(1,000)	(1,175)	8
					$6

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2017:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Barclays Bank PLC Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$200	$(3)	$4	$(7)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Interest Rate Swap Agreement:

The Fund had the following interest rate swap agreement open at September 30, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48%	Semi-Annual/ Quarterly	12/21/26	$680	$(12)	$—	$(16)

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	53.4%
Finance	35.5
Utilities	8.7
Short-Term Investments	1.8
Other***	0.6
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2017.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $16,699,000 with net unrealized appreciation of approximately $6,000. Does not include open swap agreements with total unrealized depreciation of approximately $23,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $46,465)	$47,751
Investment in Security of Affiliated Issuer, at Value (Cost $1,286)	1,286
Total Investments in Securities, at Value (Cost $47,751)	49,037
Interest Receivable	416
Receivable for Investments Sold	321
Due from Adviser	66
Receivable for Fund Shares Sold	53
Receivable for Variation Margin on Futures Contracts	11
Premium Paid on Open Swap Agreements	4
Receivable from Affiliate	1
Receivable for Variation Margin on Swap Agreements	1
Other Assets	45
Total Assets	49,955
Liabilities:
Collateral on Securities Loaned, at Value	788
Payable for Investments Purchased	313
Payable for Trustees' Fees and Expenses	27
Payable for Professional Fees	21
Payable for Sub Transfer Agency Fees — Class I	7
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	7
Unrealized Depreciation on Swap Agreements	7
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Fund Shares Redeemed	2
Other Liabilities	31
Total Liabilities	1,218
Net Assets	$48,737
Net Assets Consist of:
Paid-in-Capital	$55,181
Accumulated Undistributed Net Investment Income	433
Accumulated Net Realized Loss	(8,146)
Unrealized Appreciation (Depreciation) on:
Investments	1,286
Futures Contracts	6
Swap Agreements	(23)
Net Assets	$48,737

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$37,993
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,084,654
Net Asset Value, Offering and Redemption Price Per Share	$12.32
CLASS A:
Net Assets	$7,911
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	641,921
Net Asset Value, Redemption Price Per Share	$12.32
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$12.87
CLASS L:
Net Assets	$1,749
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	142,158
Net Asset Value, Offering and Redemption Price Per Share	$12.30
CLASS C:
Net Assets	$1,084
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	88,512
Net Asset Value, Offering and Redemption Price Per Share	$12.25
(1) Including: Securities on Loan, at Value:	$1,376

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,534
Dividends from Security of Affiliated Issuer (Note G)	7
Income from Securities Loaned — Net	5
Total Investment Income	1,546
Expenses:
Advisory Fees (Note B)	164
Professional Fees	136
Registration Fees	53
Sub Transfer Agency Fees — Class I	28
Sub Transfer Agency Fees — Class A	14
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Pricing Fees	40
Administration Fees (Note C)	35
Shareholder Services Fees — Class A (Note D)	19
Distribution and Shareholder Services Fees — Class L (Note D)	9
Distribution and Shareholder Services Fees — Class C (Note D)	4
Shareholder Reporting Fees	26
Custodian Fees (Note F)	19
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Trustees' Fees and Expenses	4
Other Expenses	26
Total Expenses	595
Waiver of Advisory Fees (Note B)	(164)
Reimbursement of Class Specific Expenses — Class I (Note B)	(38)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Expenses Reimbursed by Adviser (Note B)	(33)
Waiver of Shareholder Services Fees — Class A (Note D)	(8)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	346
Net Investment Income	1,200
Realized Gain (Loss):
Investments Sold	620
Futures Contracts	129
Swap Agreements	(11)
Net Realized Gain	738
Change in Unrealized Appreciation (Depreciation):
Investments	(608)
Futures Contracts	13
Swap Agreements	(14)
Net Change in Unrealized Appreciation (Depreciation)	(609)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	129
Net Increase in Net Assets Resulting from Operations	$1,329

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,200	$1,129
Net Realized Gain	738	2,314
Net Change in Unrealized Appreciation (Depreciation)	(609)	2,386
Net Increase in Net Assets Resulting from Operations	1,329	5,829
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(987)	(954)
Class A:
Net Investment Income	(198)	(59)
Class L:
Net Investment Income	(46)	(51)
Class C:
Net Investment Income	(6)	(1)
Total Distributions	(1,237)	(1,065)
Capital Share Transactions:(1)
Class I:
Subscribed	11,336	3,997
Distributions Reinvested	981	952
Redeemed	(6,291)	(8,505)
Class A:
Subscribed	5,810	6,507
Distributions Reinvested	198	57
Redeemed	(5,019)	(676)
Class L:
Exchanged	—	12
Distributions Reinvested	46	51
Redeemed	(432)	(345)
Class C:
Subscribed	971	211
Distributions Reinvested	5	1
Redeemed	(26)	(104)
Net Increase in Net Assets Resulting from Capital Share Transactions	7,579	2,158
Total Increase in Net Assets	7,671	6,922
Net Assets:
Beginning of Period	41,066	34,144
End of Period (Including Accumulated Undistributed Net Investment Income of $433 and $486)	$48,737	$41,066
(1) Capital Share Transactions:
Class I:
Shares Subscribed	941	357
Shares Issued on Distributions Reinvested	82	86
Shares Redeemed	(524)	(767)
Net Increase (Decrease) in Class I Shares Outstanding	499	(324)
Class A:
Shares Subscribed	483	564
Shares Issued on Distributions Reinvested	16	5
Shares Redeemed	(418)	(59)
Net Increase in Class A Shares Outstanding	81	510
Class L:
Shares Exchanged	—	1
Shares Issued on Distributions Reinvested	4	5
Shares Redeemed	(36)	(32)
Net Decrease in Class L Shares Outstanding	(32)	(26)
Class C:
Shares Subscribed	80	18
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	(9)
Net Increase in Class C Shares Outstanding	78	9

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.33		$10.80		$11.12		$10.53		$10.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.37		0.37		0.38		0.32
Net Realized and Unrealized Gain (Loss)	0.01		1.51		(0.37)		0.53		(0.40)
Total from Investment Operations	0.35		1.88		—		0.91		(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.35)		(0.32)		(0.32)		(0.32)
Net Asset Value, End of Period	$12.32		$12.33		$10.80		$11.12		$10.53
Total Return(3)	2.95	%(4)	17.79	%(5)	(0.04)%		8.79%		(0.77)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,993		$31,873		$31,427		$36,598		$36,186
Ratio of Expenses to Average Net Assets(9)	0.70	%(6)	0.69	%(6)	0.70	%(6)	0.70	%(6)	1.18	%(6)(7)
Ratio of Net Investment Income to Average Net Assets(9)	2.85	%(6)	3.28	%(6)	3.33	%(6)	3.47	%(6)	2.91	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	33%		41%		45%		50%		63%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26%		1.28%		1.15%		1.13%		1.21%
Net Investment Income to Average Net Assets	2.29%		2.69%		2.88%		3.04%		2.88%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(5)  Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.34		$10.81		$11.12		$10.53		$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.32		0.33		0.34		0.30
Net Realized and Unrealized Gain (Loss)	(0.00	)(3)	1.53		(0.37)		0.53		(0.39)
Total from Investment Operations	0.30		1.85		(0.04)		0.87		(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.32)		(0.27)		(0.28)		(0.30)
Net Asset Value, End of Period	$12.32		$12.34		$10.81		$11.12		$10.53
Total Return(4)	2.54	%(5)	17.41	%(6)	(0.37)%		8.43%		(0.83)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,911		$6,916		$544		$405		$1,194
Ratio of Expenses to Average Net Assets(10)	1.05	%(7)	0.99	%(7)	1.05	%(7)	1.05	%(7)	1.34	%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.50	%(7)	2.78	%(7)	2.98	%(7)	3.12	%(7)	2.76	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	33%		41%		45%		50%		63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.62%		1.51%		1.88%		1.60%		1.47%
Net Investment Income to Average Net Assets	1.93%		2.26%		2.15%		2.57%		2.63%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(6)  Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.32		$10.79		$11.11		$10.52		$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26		0.30		0.30		0.31		0.26
Net Realized and Unrealized Gain (Loss)	(0.00	)(3)	1.51		(0.37)		0.54		(0.40)
Total from Investment Operations	0.26		1.81		(0.07)		0.85		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.28)		(0.25)		(0.26)		(0.26)
Net Asset Value, End of Period	$12.30		$12.32		$10.79		$11.11		$10.52
Total Return(4)	2.20	%(5)	17.06	%(6)	(0.65)%		8.15%		(1.28)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,749		$2,151		$2,163		$2,405		$2,649
Ratio of Expenses to Average Net Assets(10)	1.34	%(7)	1.33	%(7)	1.31	%(7)	1.30	%(7)	1.69	%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.20	%(7)	2.64	%(7)	2.72	%(7)	2.87	%(7)	2.40	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	33%		41%		45%		50%		63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.80%		1.75%		1.73%		1.66%		1.70%
Net Investment Income to Average Net Assets	1.74%		2.22%		2.30%		2.51%		2.39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(6)  Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.

(9)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$12.27		$10.77		$11.21
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.21		0.22		0.10
Net Realized and Unrealized Gain (Loss)	0.00	(4)	1.53		(0.48)
Total from Investment Operations	0.21		1.75		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.25)		(0.06)
Net Asset Value, End of Period	$12.25		$12.27		$10.77
Total Return(5)	1.81	%(6)	16.47	%(7)	(3.40	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,084		$126		$10
Ratio of Expenses to Average Net Assets(12)	1.80	%(8)	1.79	%(8)	1.80	%(8)(11)
Ratio of Net Investment Income to Average Net Assets(12)	1.71	%(8)	1.90	%(8)	2.25	%(8)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.01%		0.00	%(9)(11)
Portfolio Turnover Rate	33%		41%		45	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.82%		4.45%		38.20	%(11)
Net Investment Income (Loss) to Average Net Assets	0.69%		(0.76)%		(34.15	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(7)  Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

(8)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$271	$—	$271
Corporate Bonds	—	47,123	—	47,123
Total Fixed Income Securities	—	47,394	—	47,394
Short-Term Investments
Investment Company	1,286	—	—	1,286
U.S. Treasury Security	—	357	—	357
Total Short-Term Investments	1,286	357	—	1,643
Futures Contracts	78	—	—	78
Total Assets	1,364	47,751	—	49,115
Liabilities:
Futures Contracts	(72)	—	—	(72)
Credit Default Swap Agreement	—	(7)	—	(7)
Interest Rate Swap Agreement	—	(16)	—	(16)
Total Liabilities	(72)	(23)	—	(95)
Total	$1,292	$47,728	$—	$49,020

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable,

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$78	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(72	)(a)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Credit Risk	(7)
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	(16	)(a)
Total			$(95)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$129
Credit Risk	Swap Agreements	(3)
Interest Rate Risk	Swap Agreements	(8)
Total		$118
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$13
Credit Risk	Swap Agreements	2
Interest Rate Risk	Swap Agreements	(16)
Total		$(1)

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Swap Agreement	$—	$(7)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$7	$—	$—	$7

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$12,899,000
Swap Agreements:
Average monthly notional amount	$1,423,000

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,376	(d)	$—	$(1,376	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Fund received cash collateral of approximately $788,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $618,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$788	$—	$—	$—	$788
Total Borrowings	$788	$—	$—	$—	$788
Gross amount of recognized liabilities for securities lending transactions					$788

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class ac-

tion lawsuits involving the Fund's past holdings of approximately $365,000, the impact of which on the Fund's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $164,000 of advisory fees were waived and approximately $75,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Portfolio to the extent it exceeds 0.15% of the average daily net assets of such

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

shares on an annualized basis. For the year ended September 30, 2017, this waiver amounted to approximately $8,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $22,633,000 and $13,266,000, respectively. For the year ended September 30, 2017, purchases and sales of long-term U.S. Government securities were $0 and $370,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2017 is as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,066	$16,538	$18,318	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$1,286

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From: Ordinary Income (000)	2016 Distributions Paid From: Ordinary Income (000)
$1,237	$1,065

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and an expired capital loss carryforward, re-

sulted in the following reclassifications among the components of net assets at September 30, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(16)	$44,938	$(44,922)

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$433	$—

At September 30, 2017, the Fund had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$8,130	September 30, 2018

Capital loss carryforwards of approximately $44,922,000 expired during the year ended September 30, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $448,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.0%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08,

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Bond Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was lower than its peer group average but its total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

43

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
1934001 EXP 11.30.18

Directors

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Transfer Agent

Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, Texas 77845

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Adviser/Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley

ICBANN
1932501 EXP. 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Income Securities Inc.
NYSE: ICB

Annual Report

September 30, 2017

Morgan Stanley Income Securities Inc.

Welcome Shareholder	3
Fund Report	4
Portfolio of Investments	9
Statement of Assets and Liabilities	19
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	37
Investment Advisory Agreement Approval	38
Shareholders Voting Results	41
Portfolio Management	42
Investment Policy	43
Dividend Reinvestment Plan	50
Privacy Notice	53
Director and Officer Information	58

2

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Income Securities Inc. (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

3

Fund Report (unaudited)

For the year ended September 30, 2017

Market Conditions

The 12-month reporting period was characterized by a steady grind tighter in credit markets, despite pockets of intra-year volatility as concerns about global growth, monetary policy, geopolitical tensions, and commodities caused temporary market weaknesses. All of these periods, however, were brief and have resulted in positive performance in credit spreads over the period, as strong technicals and demand for the asset class mitigated any potential softness in the market.

In the final quarter of 2016, the surprise Trump win in the United States dominated the news flow in November and pervasively impacted global rates, credit spreads, and equity markets. Financial market conditions changed rapidly as investors priced in the inflationary impact of anticipated fiscal stimulus, reduced trade, and a more aggressive Federal Reserve (Fed). Pro-growth rhetoric, higher inflation expectations, and continued demand for U.S. credit created a bullish environment for U.S. credit in November 2016.

In the first quarter of 2017, U.S. investment grade spreads traded tighter as low global yields, high cash balances, and government support of credit markets around the globe created a positive environment for credit markets. During this quarter, we saw the global fixed income markets price in significant relaxation of U.S. fiscal policy, as well as economic growth, a stronger U.S. dollar, and a steeper Treasury curve.

In the second quarter of 2017, we saw continued tensions between fundamentals, valuations, and technicals in the investment grade market. U.S. banking and other financial companies' fundamentals remained strong, while industrial companies' fundamentals continued to deteriorate as the pace of leverage continued on its course. Valuations remained stretched for industrials in this quarter, while financials continued to present attractive relative value opportunities. Technicals remained strong across the market. This quarter was characterized by low volatility, with spreads trading in a narrow range.

The third quarter of 2017 was positive for risk assets. Global credit traded stronger over the period, as spreads tightened across investment grade and high yield markets. While August 2017 reset valuations in the market, due to heightened geopolitical risks, the remainder of the quarter was defined by a steady grind tighter in credit fueled by strong technicals, a positive macroeconomic backdrop, low volatility, and strong equity performance.

Over the 12-month reporting period, Treasury yields were higher and the Treasury curve flattened. Specifically, the 2-, 5-, 10- and 30-year Treasury yields ended 72, 79, 74 and 54 basis points higher, respectively.1

1  Source for U.S. Treasury yields: Bloomberg L.P.

4

Credit spreads ended the period tighter. The corporate sector as a whole was 37 basis points tighter over the 12-month period.2 In aggregate, BBB corporate spreads contracted 47 basis points, while single A corporate spreads were 32 basis points tighter.2 Financials outperformed non-financials, with industrials spreads narrowing 35 basis points and financials tightening 44 basis points.2

Performance Analysis

The net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) decreased from $19.73 per share on September 30, 2016, to $19.53 per share on September 30, 2017. Based on the NAV change plus reinvestment of dividends totaling approximately $0.73 per share, the Fund's total NAV return for the 12-month period was 3.09 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $18.92 per share on September 30, 2016, to $18.30 per share on September 30, 2017. Based on this change plus reinvestment of dividends, the Fund's total market return for the 12-month period was 0.73 percent. ICB's NYSE market price was at a 6.3 percent discount to its NAV on September 30, 2017. Past performance is no guarantee of future results.

The monthly dividend declared in October 2017 was unchanged at $0.0425 per share. The dividend reflects the current level of the Fund's net investment income.

The Fund's investment grade credit exposure was a negative contributor to the Fund's returns, as the Fund is underweight the asset class and credit markets rallied and credit spreads tightened across sectors and maturities over the 12-month period. The Fund's emphasis on financial institutions, specifically the banking sector, however was advantageous for performance over the reporting period. The Fund has an underweight allocation to industrials, attributable to weaker relative fundamentals and less favorable relative value within the industrials segment of the market. The industrials underweight detracted from performance over the period, driven mainly by positioning in technology and consumer non-cyclicals.

An opportunistic allocation to below investment grade (or high yield) credits contributed significantly to the Fund's performance. Similarly, an allocation to convertible bonds generated positive performance for the Fund over the period, as equities performed well.

Accommodative policy and low global yields remain supportive of global credit, particularly U.S. credit, and we continue to believe the strong technical environment in global credit markets suggests modest tightening into year-end.

Technicals continue to support the asset class, and fundamentals remain positive in certain sectors of the market. At current valuations, we do not anticipate a drastic move tighter in spreads; however, we believe

2  Source for credit spread data: Barclays

5

spreads could continue to grind tighter into year-end if the current backdrop persists. As we head into year-end, we are vigilant of global political headlines and will continue to monitor their potential impact on credit markets.

Despite our favorable outlook on investment grade corporates, we remain cognizant that the business cycle is maturing. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

Given this view, the portfolio is positioned to be underweight credit risk as a whole. Specifically, the portfolio is overweight financials and underweight industrials. We continue to believe that the fundamental story in the financial sector remains strong, as banks have spent years shoring up balance sheets, increasing their liquidity profiles, and reducing risky activities. In the non-financial segment of the investment grade market, the portfolio is underweight, due to relatively weaker fundamentals and stretched valuations.

The portfolio continues to hold allocations to high yield bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 09/30/17
Corporate Bonds	98.0%
Asset-Backed Securities	1.1
Short-Term Investments	0.9

6

LONG-TERM CREDIT ANALYSIS as of 09/30/17
AAA	0.9%
AA	4.0
A	34.7
BBB	55.2
BB	1.9
B or Below	0.9
Not Rated	2.4

*  Does not include open long/short futures contracts with an underlying face amount of $37,231,860 with net unrealized depreciation of $6,424. Does not include open swap agreements with total unrealized depreciation of $204,694.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a

7

complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 231-2608 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

8

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (96.6%)
	Basic Materials (4.6%)
$775	Eastman Chemical Co.	3.80%	03/15/25	$797,044
725	EI du Pont de Nemours & Co.	2.20	05/01/20	729,939
375	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	382,969
125	Goldcorp, Inc. (Canada)	5.45	06/09/44	140,877
1,050	International Paper Co.	3.00	02/15/27	1,022,078
600	LyondellBasell Industries N.V.	4.625	02/26/55	621,203
875	Newcastle Coal Infrastructure Group Pty Ltd. (Australia) (a)	4.40	09/29/27	875,587
495	NOVA Chemicals Corp. (Canada) (a)	5.25	08/01/23	511,706
925	Sherwin-Williams Co. (The)	2.75	06/01/22	932,224
908	Southern Copper Corp. (Mexico)	7.50	07/27/35	1,184,264
690	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	793,500
				7,991,391
	Communications (15.4%)
625	21st Century Fox America, Inc.	6.15	02/15/41	783,865
670	21st Century Fox America, Inc.	6.40	12/15/35	852,978
350	Amazon.com, Inc.	3.80	12/05/24	374,635
850	Amazon.com, Inc. (a)	4.25	08/22/57	876,377
200	Amazon.com, Inc.	4.95	12/05/44	231,870
1,275	AT&T, Inc.	4.25	03/01/27	1,314,815
2,769	AT&T, Inc.	4.50	03/09/48	2,564,419
1,275	AT&T, Inc.	4.90	08/14/37	1,292,596
700	AT&T, Inc.	5.15	03/15/42	709,928
400	Baidu, Inc. (China)	2.75	06/09/19	405,039
600	Charter Communications Operating LLC/ Charter Communications Operating Capital (a)	4.20	03/15/28	608,396
1,925	Charter Communications Operating LLC/ Charter Communications Operating Capital	4.908	07/23/25	2,061,114
550	Charter Communications Operating LLC/ Charter Communications Operating Capital	6.484	10/23/45	647,765
500	Ctrip.com International Ltd. (China)	1.25	09/15/22	539,688
620	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	912,535
300	Discovery Communications LLC	3.95	03/20/28	298,483
375	Discovery Communications LLC	5.20	09/20/47	381,974
300	eBay, Inc.	2.15	06/05/20	300,870
225	Netflix, Inc. (a)	4.375	11/15/26	226,337
350	Omnicom Group, Inc.	3.60	04/15/26	353,463
131	Omnicom Group, Inc.	3.65	11/01/24	134,219
900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25	02/21/23	901,190

See Notes to Financial Statements
9

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$525	Priceline Group, Inc. (The)	0.90%		09/15/21	$603,750
425	Shutterfly, Inc.	0.25		05/15/18	422,875
300	Sprint Corp.	7.125		06/15/24	338,250
250	Telefonica Emisiones SAU (Spain)	4.103		03/08/27	259,158
750	Telefonica Europe BV (Spain)	8.25		09/15/30	1,055,872
400	Telenor East Holding II AS, Series VIP (Norway)	0.25		09/20/19	446,004
1,725	Time Warner, Inc.	3.80		02/15/27	1,728,779
1,703	Verizon Communications, Inc.	4.672		03/15/55	1,629,252
2,153	Verizon Communications, Inc.	5.012		08/21/54	2,172,017
425	Viacom, Inc.	5.85		09/01/43	438,219
400	Viavi Solutions, Inc.	0.625		08/15/33	420,000
650	Vodafone Group PLC (United Kingdom)	4.375		02/19/43	654,120
					26,940,852
	Consumer Discretionary (0.8%)
1,413	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/ Sprint Spectrum Co., III LLC (a)	3.36		09/20/21	1,437,728
	Consumer, Cyclical (7.6%)
725	Alimentation Couche-Tard, Inc. (Canada) (a)	3.55		07/26/27	732,586
244	American Airlines Pass-Through Trust	3.20		06/15/28	244,413
340	American Airlines Pass-Through Trust	4.00		07/15/25	357,805
596	British Airways Pass-Through Trust (United Kingdom) (a)	4.625		06/20/24	640,096
550	Darden Restaurants, Inc.	3.85		05/01/27	560,399
850	Delphi Automotive PLC (United Kingdom)	3.15		11/19/20	870,319
775	Delta Air Lines, Inc.	3.625		03/15/22	797,346
350	Dollar General Corp.	1.875		04/15/18	350,410
500	Dollar General Corp.	3.25		04/15/23	511,618
925	Ford Motor Co.	4.75		01/15/43	910,184
550	Ford Motor Credit Co., LLC	3.096		05/04/23	545,851
300	Ford Motor Credit Co., LLC	3.20		01/15/21	306,278
600	General Motors Co.	6.60		04/01/36	714,732
125	General Motors Co.	6.75		04/01/46	151,096
625	General Motors Financial Co., Inc.	3.95		04/13/24	641,024
259	Hanesbrands, Inc. (a)	4.875		05/15/26	270,331
975	Macy's Retail Holdings, Inc.	2.875		02/15/23	920,586
425	McDonald's Corp., MTN	3.70		01/30/26	443,572
475	McDonald's Corp., MTN	4.60		05/26/45	520,680
675	RH (a)	0.00	(b)	06/15/19	621,844
225	Tesla, Inc.	0.25		03/01/19	247,641
405	United Airlines Pass-Through Trust, Class A	4.30		08/15/25	431,584

See Notes to Financial Statements
10

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$225	Walgreen Co.	4.40%		09/15/42	$227,292
400	Walgreens Boots Alliance, Inc.	3.45		06/01/26	399,403
225	Walgreens Boots Alliance, Inc.	3.80		11/18/24	233,137
425	Wolverine World Wide, Inc. (a)	5.00		09/01/26	426,190
250	ZF North America Capital, Inc. (Germany) (a)	4.50		04/29/22	263,750
					13,340,167
	Consumer, Non-Cyclical (11.3%)
1,050	Abbott Laboratories	3.40		11/30/23	1,084,175
600	Abbott Laboratories	4.90		11/30/46	672,858
375	AbbVie, Inc.	4.40		11/06/42	394,198
325	AbbVie, Inc.	4.70		05/14/45	355,695
473	Allergan Funding SCS	4.75		03/15/45	513,741
1,199	Amgen, Inc.	4.663		06/15/51	1,320,868
525	Ashtead Capital, Inc. (United Kingdom) (a)	4.125		08/15/25	541,406
325	BAT Capital Corp. (United Kingdom) (a)	4.54		08/15/47	335,774
425	Baxalta, Inc.	5.25		06/23/45	490,934
375	Becton Dickinson and Co.	2.894		06/06/22	376,622
415	Becton Dickinson and Co.	3.734		12/15/24	424,548
350	Becton Dickinson and Co.	4.669		06/06/47	368,676
675	Boston Scientific Corp.	3.85		05/15/25	701,978
500	Celgene Corp.	3.875		08/15/25	528,429
325	Cencosud SA (Chile) (a)	6.625		02/12/45	355,959
100	Equifax, Inc.	3.30		12/15/22	99,616
275	Express Scripts Holding Co.	4.50		02/25/26	294,845
250	Express Scripts Holding Co.	4.80		07/15/46	265,027
400	Grupo Bimbo SAB de CV (Mexico) (a)	3.875		06/27/24	414,324
475	Humana, Inc.	3.95		03/15/27	497,225
507	Illumina, Inc.	0.00	(b)	06/15/19	537,420
250	Kellogg Co.	3.25		04/01/26	250,307
425	Kraft Heinz Foods Co.	6.50		02/09/40	533,995
585	Kraft Heinz Foods Co.	6.875		01/26/39	753,887
475	Kroger Co. (The)	4.45		02/01/47	451,682
350	Macquarie Infrastructure Corp.	2.00		10/01/23	340,812
1,075	Molson Coors Brewing Co.	2.10		07/15/21	1,060,925
550	Molson Coors Brewing Co. (a)	2.25		03/15/20	549,983
525	Mylan N.V.	3.95		06/15/26	535,461
175	Reynolds American, Inc.	5.85		08/15/45	214,930
1,700	Teva Pharmaceutical Finance Netherlands III BV (Israel)	3.15		10/01/26	1,569,897
525	Thermo Fisher Scientific, Inc.	2.95		09/19/26	514,827
350	Transurban Finance Co., Pty Ltd. (Australia) (a)	3.375		03/22/27	344,573

See Notes to Financial Statements
11

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$415	Transurban Finance Co., Pty Ltd. (Australia) (a)	4.125%	02/02/26	$432,465
300	Tyson Foods, Inc.	2.65	08/15/19	303,708
325	Tyson Foods, Inc.	4.875	08/15/34	360,043
990	WM Wrigley Jr. Co. (a)	2.90	10/21/19	1,005,037
				19,796,850
	Diversified (0.1%)
200	Alfa SAB de CV (Mexico) (a)	5.25	03/25/24	218,190
	Energy (9.0%)
600	Anadarko Petroleum Corp.	6.20	03/15/40	699,375
325	Anadarko Petroleum Corp.	6.45	09/15/36	385,588
900	Andeavor (a)	4.75	12/15/23	972,473
900	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	936,869
675	Buckeye Partners LP	4.15	07/01/23	700,016
675	Cimarex Energy Co.	3.90	05/15/27	688,583
675	Concho Resources, Inc.	3.75	10/01/27	678,553
212	DCP Midstream Operating LP (a)	5.35	03/15/20	222,600
625	Enable Midstream Partners LP	3.90	05/15/24	629,249
375	Endeavor Energy Resources LP/EER Finance, Inc. (a)	7.00	08/15/21	389,531
775	Energy Transfer LP	6.50	02/01/42	879,640
169	Energy Transfer LP	6.125	12/15/45	186,251
875	Enterprise Products Operating LLC	5.95	02/01/41	1,052,855
175	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.00	12/01/24	172,375
875	Kinder Morgan Energy Partners LP	5.00	03/01/43	874,125
1,025	Kinder Morgan, Inc.	3.05	12/01/19	1,044,059
200	Kinder Morgan, Inc.	5.55	06/01/45	216,264
475	Kinder Morgan, Inc. (a)	5.625	11/15/23	529,738
400	MPLX LP	4.00	02/15/25	407,389
100	MPLX LP	4.875	06/01/25	107,338
300	MPLX LP	5.20	03/01/47	315,292
350	Noble Energy, Inc.	5.05	11/15/44	362,574
275	Phillips 66	5.875	05/01/42	339,469
125	Phillips 66 Partners LP	4.68	02/15/45	121,437
50	Plains All American Pipeline LP/PAA Finance Corp.	4.50	12/15/26	50,839
365	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	399,906
300	Rockies Express Pipeline LLC (a)	6.875	04/15/40	334,500
850	Sabine Pass Liquefaction LLC	4.20	03/15/28	858,584
350	Williams Partners LP	6.30	04/15/40	420,531
700	Woodside Finance Ltd. (Australia) (a)	3.70	09/15/26	701,824
				15,677,827

See Notes to Financial Statements
12

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Finance (32.9%)
$700	ABN Amro Bank N.V. (Netherlands) (a)	4.75%	07/28/25	$744,584
375	AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)	3.50	05/26/22	384,392
495	AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)	3.75	05/15/19	506,717
450	Air Lease Corp.	2.625	07/01/22	447,267
375	Air Lease Corp.	3.375	06/01/21	387,139
375	Alexandria Real Estate Equities, Inc.	3.95	01/15/27	383,519
400	Ally Financial, Inc.	4.25	04/15/21	415,000
450	American International Group, Inc.	4.50	07/16/44	471,471
400	American International Group, Inc.	4.875	06/01/22	439,835
465	American Tower Corp.	3.50	01/31/23	481,600
525	AvalonBay Communities, Inc., Series G	2.95	05/11/26	517,428
1,675	Bank of America Corp.	4.244	04/24/38	1,774,035
850	Bank of America Corp., MTN	3.093	10/01/25	850,296
1,610	Bank of America Corp., MTN	4.00	01/22/25	1,667,593
1,775	Bank of America Corp., Series G	3.50	04/19/26	1,807,917
650	BNP Paribas SA (France) (a)	3.80	01/10/24	676,648
550	Boston Properties LP	3.65	02/01/26	561,766
185	Boston Properties LP	3.80	02/01/24	193,724
825	BPCE SA (France)(a)	5.15	07/21/24	890,641
950	Brighthouse Financial, Inc. (a)	3.70	06/22/27	934,668
675	Brixmor Operating Partnership LP	4.125	06/15/26	681,844
300	Brookfield Finance LLC (Canada)	4.00	04/01/24	311,163
600	Brookfield Finance, Inc. (Canada)	4.25	06/02/26	620,151
400	Capital One Financial Corp.	2.50	05/12/20	402,107
1,400	Capital One Financial Corp.	3.20	02/05/25	1,401,456
2,950	Citigroup, Inc.	3.887	01/10/28	3,031,970
800	Citigroup, Inc.	4.45	09/29/27	845,453
220	Citigroup, Inc.	6.675	09/13/43	299,108
475	Citizens Bank NA, MTN	2.55	05/13/21	477,388
400	Colony NorthStar, Inc.	5.00	04/15/23	411,500
625	Credit Agricole SA (France) (a)	3.875	04/15/24	663,275
1,275	Credit Suisse Group AG (Switzerland) (a)	3.574	01/09/23	1,306,959
650	Credit Suisse Group Funding Guernsey Ltd. (Switzerland)	4.55	04/17/26	698,040
500	Crown Castle International Corp.	3.40	02/15/21	515,179
475	Crown Castle International Corp.	4.45	02/15/26	503,776
250	CubeSmart LP	3.125	09/01/26	240,783
775	Deutsche Bank AG (Germany)	2.70	07/13/20	778,661

See Notes to Financial Statements
13

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$575	Digital Realty Trust LP	3.70%	08/15/27	$581,590
320	Discover Bank	7.00	04/15/20	353,134
420	Discover Financial Services	3.85	11/21/22	431,922
375	Discover Financial Services	3.95	11/06/24	384,449
138	ERP Operating LP	4.625	12/15/21	149,426
500	Express Scripts Holding Co.	3.50	06/15/24	508,062
450	Extra Space Storage LP (a)	3.125	10/01/35	491,906
375	Federal Realty Investment Trust	3.625	08/01/46	339,761
1,375	Five Corners Funding Trust (a)	4.419	11/15/23	1,491,543
1,495	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	1,975,940
350	Goldman Sachs Group, Inc. (The), MTN	4.80	07/08/44	392,639
375	Guardian Life Insurance Co. of America (The) (a)	4.85	01/24/77	402,046
795	HBOS PLC, Series G (United Kingdom) (a)	6.75	05/21/18	818,771
400	Healthcare Trust of America Holdings LP	3.70	04/15/23	410,354
575	HSBC Holdings PLC (United Kingdom)	4.041	03/13/28	601,052
440	HSBC Holdings PLC (United Kingdom)	4.25	03/14/24	460,643
350	ING Bank N.V. (Netherlands) (a)	5.80	09/25/23	400,122
200	ING Groep N.V. (Netherlands)	6.00	04/16/20(c)	206,420
425	Intesa Sanpaolo SpA (Italy)	3.875	01/16/18	427,377
450	Intesa Sanpaolo SpA (Italy) (a)	5.71	01/15/26	475,024
2,050	JPMorgan Chase & Co.	4.125	12/15/26	2,141,589
825	LeasePlan Corp. N.V. (Netherlands) (a)	2.875	01/22/19	827,170
325	Liberty Mutual Group, Inc. (a)	4.85	08/01/44	354,956
425	Lincoln National Corp.	7.00	06/15/40	569,780
500	Lloyds Banking Group PLC (United Kingdom)	3.10	07/06/21	508,850
365	Macquarie Bank Ltd. (Australia) (a)	6.625	04/07/21	410,238
200	Massachusetts Mutual Life Insurance Co. (a)	4.50	04/15/65	204,808
150	MetLife, Inc.	5.70	06/15/35	185,608
450	MPT Operating Partnership LP/MPT Finance Corp.	5.00	10/15/27	462,375
400	Nationwide Building Society (United Kingdom) (a)	3.90	07/21/25	419,676
750	Nationwide Building Society (United Kingdom) (a)	6.25	02/25/20	821,484
450	Northern Trust Corp.	3.375	05/08/32	450,715
500	PNC Financial Services Group, Inc. (The)	3.90	04/29/24	525,680
790	Prudential Financial, Inc.	5.625	06/15/43	862,087
285	Prudential Financial, Inc., MTN	6.625	12/01/37	383,442
550	Realty Income Corp.	3.25	10/15/22	563,633
250	Realty Income Corp.	4.65	08/01/23	272,063
875	Royal Bank of Scotland Group PLC (United Kingdom)	3.875	09/12/23	896,556
750	Santander UK Group Holdings PLC (United Kingdom)	3.571	01/10/23	767,978
850	Santander UK PLC (United Kingdom) (a)	5.00	11/07/23	920,502

See Notes to Financial Statements
14

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$400	Spirit Realty Capital, Inc.	3.75%		05/15/21	$409,502
1,125	Swedbank AB (Sweden) (a)	2.80		03/14/22	1,140,207
775	Synchrony Bank	3.00		06/15/22	773,926
250	TD Ameritrade Holding Corp.	3.30		04/01/27	251,864
450	TD Ameritrade Holding Corp.	3.625		04/01/25	465,759
750	Toronto-Dominion Bank (The) (Canada)	3.625		09/15/31	748,022
850	UBS Group Funding Switzerland AG (Switzerland) (a)	3.491		05/23/23	871,203
475	WEA Finance LLC/Westfield UK & Europe Finance PLC (a)	3.25		10/05/20	485,381
525	Wells Fargo & Co.	3.00		10/23/26	513,977
425	Wells Fargo & Co.	3.069		01/24/23	432,542
					57,668,807
	Industrials (4.6%)
750	Brambles USA, Inc. (Australia) (a)	4.125		10/23/25	782,071
385	Burlington Northern Santa Fe LLC	4.55		09/01/44	428,022
1,100	CSX Corp.	2.60		11/01/26	1,052,329
265	Embraer Netherlands Finance BV (Brazil)	5.40		02/01/27	287,326
500	FedEx Corp.	3.20		02/01/25	509,942
400	Harris Corp.	4.854		04/27/35	441,986
810	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	869,662
300	Johnson Controls International PLC	3.90		02/14/26	316,503
625	Koninklijke Philips N.V. (Netherlands)	3.75		03/15/22	659,463
1,575	Lockheed Martin Corp.	3.55		01/15/26	1,628,465
340	MasTec, Inc.	4.875		03/15/23	349,350
500	Thermo Fisher Scientific, Inc.	4.15		02/01/24	534,387
175	Tyco Electronics Group SA (Switzerland)	3.125		08/15/27	174,886
					8,034,392
	Technology (2.5%)
400	Akamai Technologies, Inc.	0.00	(b)	02/15/19	389,502
850	Broadcom Corp./Broadcom Cayman Finance Ltd. (a)	3.00		01/15/22	865,029
675	Dell International LLC/EMC Corp. (a)	8.10		07/15/36	846,969
425	Hewlett Packard Enterprise Co.	4.90		10/15/25	450,322
425	Nuance Communications, Inc.	1.00		12/15/35	400,031
400	ON Semiconductor Corp.	1.00		12/01/20	479,250
925	QUALCOMM, Inc.	2.60		01/30/23	927,863
					4,358,966
	Utilities (7.8%)
425	Abu Dhabi National Energy Co., PJSC (United Arab Emirates) (a)	4.375		06/22/26	439,905
325	Appalachian Power Co.	3.40		06/01/25	333,747

See Notes to Financial Statements
15

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$325	Appalachian Power Co.	7.00%	04/01/38	$455,667
300	Black Hills Corp.	3.15	01/15/27	292,975
295	CMS Energy Corp.	5.05	03/15/22	325,470
170	CMS Energy Corp.	6.25	02/01/20	185,440
450	Duke Energy Corp.	2.65	09/01/26	431,185
975	EDP Finance BV (Portugal) (a)	3.625	07/15/24	986,022
350	Enel Finance International N.V. (Italy) (a)	6.00	10/07/39	432,839
210	Enel SpA (Italy) (a)	8.75	09/24/73	254,888
325	Entergy Arkansas, Inc.	3.50	04/01/26	335,800
2,400	Exelon Generation Co., LLC	4.00	10/01/20	2,510,106
475	Fortis, Inc., Series WI (Canada)	2.10	10/04/21	466,820
150	Monongahela Power Co. (a)	5.40	12/15/43	183,263
350	NextEra Energy Capital Holdings, Inc.	3.55	05/01/27	360,454
350	Oncor Electric Delivery Co., LLC	2.95	04/01/25	349,517
350	Origin Energy Finance Ltd. (Australia) (a)	3.50	10/09/18	354,034
540	Puget Energy, Inc.	6.50	12/15/20	603,727
900	Sempra Energy	3.55	06/15/24	920,331
425	Southern Co. (The)	4.40	07/01/46	442,050
650	Southern Power Co., Series 15B	2.375	06/01/20	651,721
23	Toledo Edison Co. (The)	7.25	05/01/20	25,410
850	Trans-Allegheny Interstate Line Co. (a)	3.85	06/01/25	890,203
773	TransAlta Corp. (Canada)	4.50	11/15/22	786,752
350	WEC Energy Group, Inc.	3.55	06/15/25	360,448
300	Xcel Energy, Inc.	3.30	06/01/25	305,126
				13,683,900
	Total Corporate Bonds (Cost $162,840,189)			169,149,070
	Asset-Backed Securities (1.1%)
	CVS Pass-Through Trust
1,001		6.036	12/10/28	1,132,832
665	(a)	8.353	07/10/31	866,707
	Total Asset-Backed Securities (Cost $1,676,082)			1,999,539

See Notes to Financial Statements
16

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investment (0.9%)
	U.S. Treasury Security
$1,505	U.S. Treasury Bill (d)(e) (Cost $1,494,936)	1.191%	04/26/18	$1,494,881
	Total Investments (Cost $166,011,207) (f)(g)		98.6%	172,643,490
	Other Assets in Excess of Liabilities		1.4	2,431,871
	Net Assets		100.0%	$175,075,361

  LIBOR  London Interbank Offered Rate.

  MTN  Medium Term Note.

  PJSC  Public Joint Stock Company.

  (a)  144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Perpetual – One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2017.

  (d)  Rate shown is the yield to maturity at September 30, 2017.

  (e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

  (g)  At September 30, 2017, the aggregate cost for federal income tax purposes is $166,184,122. The aggregate gross unrealized appreciation is $7,298,459 and the aggregate gross unrealized depreciation is $1,034,951, resulting in net unrealized appreciation of $6,263,508.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 2 yr. Note	97	Dec-17	19,400	$20,923,203	$(46,822)
U.S. Treasury 30 yr. Bond	15	Dec-17	1,500	2,292,188	(39,531)
U.S. Treasury Ultra Bond	13	Dec-17	1,300	2,146,625	(37,929)
U.S. Treasury 5 yr. Note	7	Dec-17	700	822,500	(1,750)
Short:
U.S. Treasury 10 yr. Ultra Long Bond	30	Dec-17	(3,000)	(4,029,844)	45,264
U.S. Treasury 10 yr. Note	56	Dec-17	(5,600)	(7,017,500)	74,344
					$(6,424)

See Notes to Financial Statements
17

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2017 continued

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2017:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION† (UNAUDITED)	BUY/SELL PROTECTION	PAY/ RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID	UNREALIZED DEPRECIATION
Barclays Bank PLC Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$795	$(10,960)	$15,258	$(26,218)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2017:

SWAP COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	FIXED RATE	PAYMENT FREQUENCY PAID/ RECEIVED	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID	UNREALIZED DEPRECIATION
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.28%	Semi-Annual/ Quarterly	12/8/26	$2,300	$(16,745)	$—	$(16,745)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/ Quarterly	12/21/26	6,674	(161,731)	—	(161,731)
						$8,974	$(178,476)	$—	$(178,476)

  LIBOR  London Interbank Offered Rate.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

See Notes to Financial Statements
18

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments in securities, at value (cost $166,011,207)	$172,643,490
Cash (including foreign currency valued at $1 with a cost of $1)	525,958
Receivable for:
Interest	1,628,110
Investments sold	1,058,649
Premium paid on open swap agreements	15,258
Variation margin on open futures contracts	12,185
Variation margin on open swap agreements	10,449
Prepaid expenses and other assets	112,529
Total Assets	176,006,628
Liabilities:
Unrealized depreciation on open swap agreements	26,218
Payable for:
Investments purchased	704,206
Advisory fee	60,451
Directors' fees	48,831
Administration fee	11,514
Transfer agent fees	1,699
Accrued expenses and other payables	78,348
Total Liabilities	931,267
Net Assets	$175,075,361
Composition of Net Assets:
Paid-in-capital	$169,285,646
Net unrealized appreciation	6,421,165
Dividends in excess of net investment income	(38,577)
Accumulated net realized loss	(592,873)
Net Assets	$175,075,361
Net Asset Value Per Share
8,963,335 shares outstanding (15,000,000 shares authorized of $0.01 par value)	$19.53
Statement of Operations

For the year ended September 30, 2017

Net Investment Income:
Interest Income (net of $94 foreign withholding tax)	$6,882,417
Expenses
Advisory fee (Note 4)	724,941
Excise tax	157,155
Administration fee (Note 4)	138,084
Professional fees	113,273
Shareholder reports and notices	45,857
Transfer agent fees	23,888
Custodian fees	21,920
Directors' fees and expenses	6,204
Other	108,992
Total Expenses	1,340,314
Net Investment Income	5,542,103
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	2,134,420
Futures contracts	939,493
Swap agreements	(172,669)
Foreign currency forward exchange contracts	(182)
Net Realized Gain	2,901,062
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,483,408)
Futures contracts	(12,002)
Swap agreements	(147,038)
Foreign currency forward exchange contracts	182
Net Change in Unrealized Appreciation (Depreciation)	(3,642,266)
Net Loss	(741,204)
Net Increase	$4,800,899

See Notes to Financial Statements
19

Morgan Stanley Income Securities Inc.

Financial Statements

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2017	FOR THE YEAR ENDED SEPTEMBER 30, 2016
Increase (Decrease) in Net Assets: Operations:
Net investment income	$5,542,103	$6,323,876
Net realized gain (loss)	2,901,062	(3,344,078)
Net change in unrealized appreciation (depreciation)	(3,642,266)	12,770,401
Net Increase	4,800,899	15,750,199
Dividends and Distributions to Shareholders from:
Net investment income	(6,576,329)	(6,064,295)
Net realized gain	—	(4,071,012)
Total Dividends and Distributions	(6,576,329)	(10,135,307)
Net Increase (Decrease)	(1,775,430)	5,614,892
Net Assets:
Beginning of period	176,850,791	171,235,899
End of Period (Including dividends in excess of net investment income of $(38,577) and accumulated undistributed net investment income of $854,087, respectively)	$175,075,361	$176,850,791

See Notes to Financial Statements
20

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2017

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; and (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE").

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the

21

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Notes to Financial Statements  ■  September 30, 2017 continued

Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

D. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

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Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$1,999,539	$—	$1,999,539
Corporate Bonds	—	169,149,070	—	169,149,070
Total Fixed Income Securities	—	171,148,609	—	171,148,609
Short-Term Investment
U.S. Treasury Security	—	1,494,881	—	1,494,881
Futures Contracts	119,608	—	—	119,608
Total Assets	119,608	172,643,490	—	172,763,098
Liabilities:
Futures Contracts	(126,032)	—	—	(126,032)
Credit Default Swap Agreement	—	(26,218)	—	(26,218)
Interest Rate Swap Agreements	—	(178,476)	—	(178,476)
Total Liabilities	(126,032)	(204,694)	—	(330,726)
Total	$(6,424)	$172,438,796	$—	$172,432,372

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks

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arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency

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contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of September 30, 2017, the Fund did not have any outstanding foreign currency forward exchange contracts.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open,

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payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

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The current credit rating of each individual issuer is listed in the table following the Fund of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$119,608	(a)	Variation margin on open futures contracts	$(126,032	)(a)
Credit Risk	Unrealized appreciation on open swap agreement	—		Unrealized depreciation on open swap agreement	(26,218)
Interest Rate Risk	Variation margin on open swap agreements	—		Variation margin on open swap agreement	(178,476	)(a)
		$119,608			$(330,726)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2017 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$939,493	$—	$(37,199)
Credit Risk	—	—	(135,470)
Currency Risk	—	(182)	—
Total	$939,493	$(182)	$(172,669)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$(12,002)	$—	$31,438
Credit Risk	—	—	(178,476)
Currency Risk	—	182	—
Total	$(12,002)	$182	$(147,038)

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

  GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES (b)	ASSETS (c)	LIABILITIES (c)
Swap Agreement	$—	$(26,218)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties,

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including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$26,218	$—	$—	$26,218

For the year ended September 30, 2017, the average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$43,399,757
Swap Agreements:
Average monthly notional amount	$11,296,800

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million. For the year ended September 30, 2017, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Fund's average weekly net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

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Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2017, aggregated $71,821,293 and $70,722,207, respectively. Included in the aforementioned are sales of U.S. Government securities of $1,898,405 and there were no purchases of U.S. Government securities.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At September 30, 2017, the Fund had an accrued pension liability of $48,831, which is reflected as "Directors' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value ("NAV") of the Fund.

6. Capital Stock

As permitted by the Fund's offering prospectus, on December 12, 1995, the Fund commenced a share repurchase program for the purposes of enhancing shareholder value and reducing the discount at

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which the Fund's shares trade from their net asset value. During the year ended September 30, 2017, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 3,237,183 of its shares at an average discount of 8.86% from net asset value per share. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors. You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

7. Custodian Fees

State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

8. Dividends

The Fund declared the following dividends from net investment income subsequent to September 30, 2017:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
October 10, 2017	$0.0425	October 20, 2017	October 27, 2017
November 7, 2017	$0.0425	November 17, 2017	November 24, 2017

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

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FASB ASC 740-10, "Income Taxes—Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 DISTRIBUTIONS PAID FROM:		2016 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$6,576,329	$—	$6,204,590	$3,930,717

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, nondeductible expenses, tax adjustments on debt securities sold by the Fund and a dividend redesignation, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2017:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$141,562	$55,083	$(196,645)

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At September 30, 2017, the Fund had no distributable earnings on a tax basis.

At September 30, 2017, the Fund had available for federal income tax purposes unused short-term capital losses of $411,040 that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of $2,827,496.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended September 30, 2017, the Fund deferred to October 1, 2017 for U.S. federal income tax purposes the following losses:

QUALIFIED LATE YEAR ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
$6,696	$—

10. Other

At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 24.5%.

11. Accounting Pronouncement

In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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Morgan Stanley Income Securities Inc.

Financial Highlights

Select ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2017	2016(1)		2015	2014	2013
Selected Per Share Data:
Net asset value, beginning of period	$19.73	$19.10		$19.92	$18.94	$19.55
Income (loss) from investment operations:
Net investment income(2)	0.62	0.71		0.67	0.64	0.75
Net realized and unrealized gain (loss)	(0.09)	1.05		(0.86)	1.04	(0.68)
Total income (loss) from investment operations	0.53	1.76		(0.19)	1.68	0.07
Less dividends and distributions from:
Net investment income	(0.73)	(0.68)		(0.58)	(0.70)	(0.69)
Net realized gain	—	(0.45)		(0.05)	—	—
Total dividends and distributions	(0.73)	(1.13)		(0.63)	(0.70)	(0.69)
Anti-dilutive effect of share repurchase program	—	—		—	0.00 (3)	0.01
Net asset value, end of period	$19.53	$19.73		$19.10	$19.92	$18.94
Market value, end of period	$18.30	$18.92		$17.38	$17.85	$16.63
Total Investment Return:(4)
Market Value	0.73%	16.04%		0.89%	11.76%	(9.68)%
Ratios to Average Net Assets:
Total expenses	0.78%	0.73	%(5)	0.72%	0.67%	0.66%
Net investment income	3.21%	3.71	%(5)	3.39%	3.26%	3.86%
Supplemental Data:
Net assets, end of period, in thousands	$175,075	$176,851		$171,236	$178,550	$170,041
Portfolio turnover rate	43%	38%		44%	43%	57%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005.

(4)  Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

(5)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
September 30, 2016	0.76%	3.68%

See Notes to Financial Statements
36

Morgan Stanley Income Securities Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Income Securities Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

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Morgan Stanley Income Securities Inc.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the three-year period but better than its peer group average for the one- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher than but close to

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Investment Advisory Agreement Approval (unaudited) continued

its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the

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Investment Advisory Agreement Approval (unaudited) continued

Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

40

Morgan Stanley Income Securities Inc.

Shareholders Voting Results (unaudited)

On June 21, 2017, an annual meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Against	Abstain
Frank L. Bowman	5,091,206	2,670,141	0
Nancy C. Everett	5,080,523	2,680,824	0
Jakki L. Haussler	5,075,886	2,685,461	0
Patricia Maleski	5,080,579	2,680,768	0

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Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Mikhael Breiterman-Loader, Vice President of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Mr. Breiterman-Loader has been associated with the Adviser in an investment management capacity since 2009 and began managing the Fund in May 2015. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

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Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. In addition, proposed regulatory changes by the Securities and Exchange Commission ("SEC") relating to a mutual fund's use of derivatives could potentially limit or impact the Fund's ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at

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Investment Policy (unaudited) continued

any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency or futures contract on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter ("OTC"), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risks. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps". The Fund may be either the buyer or the seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event of the issuer of the referenced debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no

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Investment Policy (unaudited) continued

benefit from the contract. When the Fund is the seller of a credit default swap contract, typically it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Mortgage Securities

Mortgage securities derive their value from the value of underlying mortgages. Mortgage securities are subject to the risks of price movements in response to changing interest rates and the level of

45

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

Collateralized Mortgage Obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including "interest only ("IO")" classes and "inverse IO" classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMOs. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

Commercial Mortgage-Backed Securities ("CMBS") are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their

46

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Stripped Mortgage-Backed Securities ("SMBSs") are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Defensive Investing

The Fund may take temporary "defensive" positions in attempting to respond to adverse market, economic, political or other conditions. When the Fund is in a defensive position, the Fund may invest any amount of its assets in cash, cash equivalents or other fixed-income securities in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the

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Investment Policy (unaudited) continued

Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S.

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Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets back into the United States, or otherwise adversely affect the Fund's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed, although shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to price its shares at or prior to the SIFMA recommended closing time. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

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Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•  Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

•  Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•  Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (800) 231-2608 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally one week before the

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Dividend Reinvestment Plan (unaudited) continued

dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws, Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (800) 231-2608 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.  If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.

2.  If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

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Dividend Reinvestment Plan (unaudited) continued

3.  You may sell your shares through your financial advisor through the Direct Registration System ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-231-2608 or visit morganstanley.com/im/cef.

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Morgan Stanley Income Securities Inc.

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

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Privacy Notice (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Privacy Notice (unaudited) continued

4. How Can You Limit the Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Types Of Personal Information By Other Morgan Stanley Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:
Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

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Privacy Notice (unaudited) continued

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes a Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

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SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

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Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.

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Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

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Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

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Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Directors	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.

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Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

63

MORGAN STANLEY INSTITUTIONAL FUND TRUST
CORPORATE BOND PORTFOLIO
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares (“shares”) of the Corporate Bond Portfolio (the “Acquiring Fund”), a series of Morgan Stanley Institutional Fund Trust (the “Trust”), to be issued pursuant to an Agreement and Plan of Reorganization, dated January 22, 2018, between the Trust, on behalf of the Acquiring Fund, and Morgan Stanley Income Securities Inc. (the “Acquired Fund”), in connection with the acquisition by the Acquiring Fund of substantially all of the assets and the liabilities of the Acquired Fund (the “Reorganization”).

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated March 12, 2018. A copy of the Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free). Please retain this document for future reference.

The date of this SAI is March 12, 2018.

Page
Introduction	B-2
Additional Information About the Acquiring Fund	B-2
Financial Statements	B-3

B-1

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated March 12, 2018 (the “Proxy Statement and Prospectus”). The Proxy Statement and Prospectus has been sent to the Acquired Fund’s Shareholders in connection with the solicitation of proxies by the Board of Directors of the Acquired Fund, to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on April 20, 2018. The Trust’s statement of additional information, dated January 31, 2018, as may be amended and supplemented from time to time (the “Trust’s Statement of Additional Information”) accompanies and is incorporated by reference in this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Fund History

For additional information about the Acquiring Fund’s history, see “General Information—Fund History” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Investment Objectives and Policies

For additional information about the Acquiring Fund’s investment objectives and policies, see “The Funds’ Investments and Strategies” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Fund Holdings

For additional information about the Acquiring Fund’s policies and procedures with respect to the disclosure of its portfolio securities to any person, see “Disclosure of Portfolio Holdings” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Management

For additional information about the Board of Trustees, officers and management personnel of the Acquiring Fund, see “Management of the Fund” and “Investment Advisory and Other Services” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Investment Advisory and Other Services

For additional information about the Acquiring Fund’s investment adviser, the Acquiring Fund’s independent registered public accounting firm and other services provided to the Acquiring Fund, see “Investment Advisory and Other Services” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by the Acquiring Fund, the Acquiring Fund’s investment adviser and the Acquiring Fund’s distributor, see “Management of the Fund—Code of Ethics” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by the Acquiring Fund, see “Investment Advisory and Other Services—Proxy Voting Policies and Procedures and Proxy Voting Record” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

B-2

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of the Acquiring Fund, their compensation structure and their holdings in the Acquiring Fund, see “Investment Advisory and Other Services—Portfolio Managers” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Practices” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see “General Information—Description of Shares and Voting Rights” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of the Acquiring Fund’s shares and the determination of net asset value (“NAV”), see “Purchase and Redemption of Shares” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about the Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its Shareholders, see “General Information—Dividends and Capital Gains Distributions” and “Taxes” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Distribution of Shares

For additional information about the Acquiring Fund’s distributor and the distribution agreement between the Acquiring Fund and its distributor, see “Investment Advisory and Other Services” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

Performance Data

For additional information about the Acquiring Fund’s performance, see “Performance Information” in the Trust’s Statement of Additional Information relating to the Acquiring Fund.

FINANCIAL STATEMENTS

1.              The most recent audited financial statements of the Acquiring Fund and the Acquired Fund, each for the fiscal year ended September 30, 2017, have been audited by Ernst & Young LLP, an independent registered public accounting firm.  Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2017, each of which accompanies this SAI and is incorporated herein by reference.  In addition, a copy of the Acquiring Fund’s Annual Report for the fiscal year ended September 30, 2017 accompanies the Proxy Statement and Prospectus.

2.              Shown below are Financial Statements for the Acquired Fund and Acquiring Fund and Pro Forma Financial Statements for the Combined Fund as of September 30, 2017 as though the Reorganization occurred as of

B-3

that date.  These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2017, the unaudited pro forma condensed Statement of Operations for the twelve-month period ended September 30, 2017 and the unaudited pro forma condensed Portfolio of Investments as of September 30, 2017.  These statements have been derived from the books and records utilized in calculating the daily NAVs for each Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Following the Reorganization, MSIFT Corporate Bond Portfolio will be the accounting survivor.

MSIFT Corporate Bond Portfolio has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, MSIFT Corporate Bond Portfolio intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes, if it is in the best interests of its shareholders.

As of September 2017, the Acquiring Fund had approximately $8.1 million in capital loss carry forwards, which will expire on September 30, 2018. The Acquired Fund had $411,000 of capital loss carry forwards as of September 2017, which are not subject to expiration. As a result of the Reorganization, the usage of the Acquiring Fund’s capital loss carry forwards is currently expected to be limited to an amount not greater than $974,000 after the date of the Reorganization and a portion of such loss carryforwards may expire unused as a result of such limitation.

B-4

Pro Forma Combined Condensed Statements of Assets and Liabilities

As of  September 30, 2017 (Unaudited)

	Morgan Stanley Income Securities Inc. (000)	MSIFT Corporate Bond (000)	Adjustments (000)		Pro-forma Combined Portfolio (000)

Assets:
Investments in Securities of Unaffiliated Issuers, at Value (1) (Cost $212,476)	$172,643	$47,751	$—		$220,394
Investment in Security of Affiliated Issuer, at Value (Cost $1,286)	—	1,286	—		1,286
Total Investments in Securities, at Value (Cost $213,762)	172,643	49,037	—		221,680
Foreign Currency, at Value (Cost $-@)	— @	—	—		—	@
Cash	526	—	—		526
Interest Receivable	1,628	416	—		2,044
Receivable for Investments Sold	1,059	321	—		1,380
Due from Adviser	—	66	—		66
Receivable for Fund Shares Sold	—	53	—		53
Receivable for Variation Margin on Futures Contracts	—	11	—		11
Premium Paid on Open Swap Agreements	15	4	—		19
Receivable for Variation margin on open futures contracts	12	—	—		12
Receivable from Affiliate	—	1	—		1
Receivable for Variation Margin on Swap Agreements	10	1	—		11
Other Assets	113	45	—		158
Total Assets	176,006	49,955	—		225,961

Liabilities:
Collateral on Securities Loaned, at Value	—	788	—		788
Payable for Investments Purchased	704	313	—		1,017
Payable for Directors’/Trustees’ Fees and Expenses	49	27	—		76
Payable for Professional Fees	—	21	—		21
Payable for Sub Transfer Agency Fees — Class I	—	7	—		7
Payable for Sub Transfer Agency Fees — Class A	—	2	—		2
Payable for Sub Transfer Agency Fees — Class L	—	— @	—		—	@
Payable for Sub Transfer Agency Fees — Class C	—	— @	—		—	@
Payable for Custodian Fees	—	7	—		7
Unrealized Depreciation on Swap Agreements	26	7	—		33
Payable for Transfer Agency Fees — Common shares/ Class I	2	4	—		6
Payable for Transfer Agency Fees — Class A	—	1	—		1
Payable for Transfer Agency Fees — Class L	—	1	—		1
Payable for Transfer Agency Fees — Class C	—	1	—		1
Payable for Administration Fees	12	3	—		15
Payable for Advisory Fees	60	—	—		60
Payable for Shareholder Services Fees — Class A	—	1	—		1
Payable for Distribution and Shareholder Services Fees — Class L	—	1	—		1
Payable for Distribution and Shareholder Services Fees — Class C	—	1	—		1
Payable for Portfolio Shares Redeemed	—	2	—		2
Payable for Reorganization Expense	—	—	210	(a)	210
Other Liabilities	78	31	—		109
Total Liabilities	931	1,218	210		2,359
Net Assets	$175,075	$48,737	$(210)		$223,602

Composition of Net Assets:
Paid-in-capital	$169,286	$55,181	$—		$224,467
Accumulated Undistributed Net Investment Income (Loss)	(39)	433	(210	) (a)	184
Accumulated Net Realized Loss	(593)	(8,146)	—		(8,739)
Unrealized Appreciation (Depreciation) on:
Investments	6,632	1,286	—		7,918
Futures Contracts	(6)	6	—		—
Swap Agreements	(205)	(23)	—		(228)
Net Assets	$175,075	$48,737	$(210)		$223,602

Common Shares/ CLASS I Shares:
Net Assets	$175,075	$37,993	$(210	)(b)	$212,858
Shares Outstanding (not in 000’s)	8,963,335	3,084,654	5,230,282	(c)	17,278,271
Net Asset Value, Offering and Redemption Price Per Share	$19.53	$12.32	$—		$12.32

CLASS A Shares:
Net Assets		$7,911			$7,911
Shares Outstanding (not in 000’s)		641,921			641,921
Net Asset Value, Redemption Price Per Share		$12.32			$12.32

Maximum Sales Load		4.25%			4.25%
Maximum Sales Charge		$0.55			$0.55
Maximum Offering Price Per Share		$12.87			$12.87

CLASS L:
Net Assets		$1,749			$1,749
Shares Outstanding (not in 000’s)		142,158			142,158
Net Asset Value, Offering and Redemption Price Per Share		$12.30			$12.30

CLASS C:
Net Assets		$1,084			$1,084
Shares Outstanding (not in 000’s)		88,512			88,512
Net Asset Value, Offering and Redemption Price Per Share		$12.25			$12.25

(1) Including:
Securities on Loan, at Value:		$1,376			$1,376

@ — Amount is less than $500.

(a) - Reorganization Expense.

(b) - Adjustment to net assets due to the Reorganization.

(c) - Adjustment to the shares outstanding due to the Reorganization.

Information Classification: Limited Access

PRO FORMA COMBINING CONDENSED STATEMENTS OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED  September 30, 2017 (Unaudited)

	Morgan Stanley Income Securities Inc. (000)		MSIFT Corporate Bond (000)	Adjustments (000)		Pro-forma Combined Portfolio (000)

Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $-@ of Foreign Taxes Withheld)	$6,882		$1,534	$—		$8,416
Dividends from Security of Affiliated Issuer	—		7	—		7
Income from Securities Loaned - Net	—		5	—		5
Total Investment Income	6,882		1,546	—		8,428

Expenses:
Advisory Fees	725		164	(78	) (a)	811
Professional Fees	113		136	(113	) (b)	136
Registration Fees	—		53	—		53
Sub Transfer Agency Fees — Class I	—		28	141	(c)	169
Sub Transfer Agency Fees — Class A	—		14	—		14
Sub Transfer Agency Fees — Class L	—		1	—		1
Sub Transfer Agency Fees — Class C	—		— @	—		—	@
Pricing Fees	—		40	—		40
Administration Fees	138		35	—		173
Shareholder Services Fees — Class A	—		19	—		19
Distribution and Shareholder Services Fees — Class L	—		9	—		9
Distribution and Shareholder Services Fees — Class C	—		4	—		4
Shareholder Reporting Fees	46		26	(26	) (d)	46
Custodian Fees	22		19	(11	) (e)	30
Transfer Agency Fees — Common shares/Class I	24		10	30	(f)	64
Transfer Agency Fees — Class A	—		3	—		3
Transfer Agency Fees — Class L	—		2	—		2
Transfer Agency Fees — Class C	—		2	—		2
Directors’/Trustees’ Fees and Expenses	6		4	—		10
Excise Tax	157		—	(157	) (g)	—
Other Expenses	109		26	(102	) (h)	33
Total Expenses	1,340		595	(316)		1,619
Waiver of Advisory Fees	—		(164)	164	(i)	—
Reimbursement of Class Specific Expenses — Class I	—		(38)	(22	) (j)	(60)
Reimbursement of Class Specific Expenses — Class A	—		(2)	(1	) (j)	(3)
Reimbursement of Class Specific Expenses — Class C	—		(2)	—		(2)
Expenses Reimbursed by Adviser	—		(33)	33	(k)	—
Waiver of Shareholder Services Fees — Class A	—		(8)	—		(8)
Rebate from Morgan Stanley Affiliate	—		(2)	(8	) (l)	(10)
Net Expenses	1,340		346	(150)		1,536
Net Investment Income	5,542		1,200	150		6,892

Realized Gain (Loss):
Investments Sold	2,134		620	—		2,754
Futures Contracts	940		129	—		1,069
Swap Agreements	(173)		(11)	—		(184)
Foreign Currency Forward Exchange Contracts	(—	) @	—	—		(—	) @
Net Realized Gain	2,901		738	—		3,639

Change in Unrealized Appreciation (Depreciation):
Investments	(3,483)		(608)	—		(4,091)
Futures Contracts	(12)		13	—		1
Swap Agreements	(147)		(14)	—		(161)
Foreign Currency Forward Exchange Contracts	—	@	—	—		—	@
Net Change in Unrealized Appreciation (Depreciation)	(3,642)		(609)	—		(4,251)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(741)		129	—		(612)
Net Increase in Net Assets Resulting from Operations	$4,801		$1,329	$150		$6,280

Notes to Pro Forma Combining Financial Statements

@ — Amount is less than $500.

(a)-Reflects the Advisory fees assessed at the contractual rate of MSIFT Corporate Bond.

(b)-Reflects the elimination of MS Income Securities Inc. Audit and Legal fees.

(c)-Reflects expected expenses with combined assets.

(d)-Reflects the elimination of MSIFT Corporate Bond’s printing costs.

(e)-Reflects expected Custody expenses with MSIFT Corporate Bond transaction costs.

(f)-Reflects expected expenses with combined assets.

(g)-Reflects the elimination of excise tax for the Combined Fund.

(h)-Reflects the reduction of fees due to the Reorganization.

(i)-Reflects the elimination of waived Advisory fees as a result of the Reorganization.

(j)-Reflects a waiver of class specific expenses due to the Reorganization.

(k)-Reflects elimination of reimbursed expenses for MSIFT Corporate Bond.

(l)-Reflects Affiliated Rebate consistent with MSIFT Corporate Bond.

Portfolio of Investments †

as of September 30, 2017 (unaudited)

	Morgan Stanley Income Securities Inc.	MSIFT Corporate Bond	ProForma Combined Portfolio	Morgan Stanley Income Securities Inc.	MSIFT Corporate Bond		ProForma Combined Portfolio
	Face Amount (000)	Face Amount (000)	Face Amount (000)	Value (000)	Value (000)	Adjustments (000)	Value (000)
Fixed Income Securities (97.6%)
Asset Backed Securities (1.0%)
CVS PassThrough Trust,
6.04%, 12/10/28	1,001	100	1,101	1,133	113	—	1,246
8.35%, 7/10/31 (a)	665	121	786	867	158	—	1,025
				2,000	271	—	2,271
Corporate Bonds (96.6%)
Finance (32.7%)
ABN Amro Bank N.V.
4.75%, 7/28/25 (a)	700	200	900	745	213	—	958
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%, 5/26/22	375	—	375	384	—	—	384
3.75%, 5/15/19	495	150	645	507	154	—	661
Air Lease Corp.,
2.63%, 7/1/22	450	150	600	447	149	—	596
3.38%, 6/1/21	375	75	450	387	77	—	464
Alexandria Real Estate Equities, Inc.
3.95%, 1/15/27	375	75	450	384	77	—	461
Ally Financial, Inc.
4.25%, 4/15/21	400	75	475	415	78	—	493
American Express Credit Corp., MTN
3.30%, 5/3/27	—	150	150	—	152	—	152
American International Group, Inc.
4.50%, 7/16/44	450	—	450	471	—	—	471
4.88%, 6/1/22	400	175	575	440	192	—	632
American Tower Corp.
3.50%, 1/31/23	465	—	465	482	—	—	482
AvalonBay Communities, Inc., Series G
2.95%, 5/11/26	525	100	625	517	99	—	616
Bank of America Corp.,
3.09%, 10/1/25	850	100	950	850	100	—	950
Series G
3.50%, 4/19/26	1,775	275	2,050	1,808	280	—	2,088
MTN
4.00%, 1/22/25	1,610	180	1,790	1,668	186	—	1,854
4.24%, 4/24/38	1,675	275	1,950	1,774	291	—	2,065
MTN
4.25%, 10/22/26	—	100	100	—	105	—	105
Bank of New York Mellon Corp. (The), MTN
3.65%, 2/4/24	—	60	60	—	63	—	63
BNP Paribas SA,
3.80%, 1/10/24 (a)(b)	650	250	900	677	260	—	937
5.00%, 1/15/21	—	95	95	—	103	—	103
Boston Properties LP,
3.65%, 2/1/26	550	100	650	562	102	—	664
3.80%, 2/1/24	185	25	210	194	26	—	220
BPCE SA
5.15%, 7/21/24 (a)	825	200	1,025	891	216	—	1,107
Brighthouse Financial, Inc.
3.70%, 6/22/27 (a)	950	200	1,150	935	197	—	1,132
Brixmor Operating Partnership LP
4.13%, 6/15/26	675	150	825	682	151	—	833
Brookfield Finance, Inc.
4.00%, 4/1/24	300	—	300	311	—	—	311
4.25%, 6/2/26	600	150	750	620	155	—	775
Capital One Financial Corp.,
2.50%, 5/12/20	600	50	650	402	50	—	452
3.20%, 2/5/25	400	275	675	1,401	275	—	1,676
3.75%, 3/9/27 (b)	—	25	25	—	25	—	25
Chubb INA Holdings, Inc.
3.35%, 5/15/24	—	125	125	—	129	—	129
Citigroup, Inc.,
3.89%, 1/10/28	2,950	225	3,175	3,032	231	—	3,263
4.45%, 9/29/27	800	225	1,025	845	238	—	1,083
6.68%, 9/13/43	220	50	270	299	68	—	367
8.13%, 7/15/39	—	100	100	—	159	—	159
Citizens Bank NA, MTN
2.55%, 5/13/21	475	250	725	477	251	—	728
CNA Financial Corp.
5.75%, 8/15/21	—	75	75	—	83	—	83
Colony NorthStar, Inc.
5.00%, 4/15/23	400	—	400	412	—	—	412
Credit Agricole SA
3.88%, 4/15/24 (a)	625	—	625	663	—	—	663
Credit Suisse AG
3.57%, 1/9/23 (a)	1,275	—	1,275	1,307	—	—	1,307
MTN
3.63%, 9/9/24	—	250	250	—	260	—	260
6.00%, 2/15/18	—	61	61	—	62	—	62
Credit Suisse Group Funding Guernsey Ltd.
4.55%, 4/17/26	650	—	650	698	—	—	698
CubeSmart LP
3.13%, 9/1/26	250	50	300	241	48	—	289
Deutsche Bank AG
2.70%, 7/13/20	775	200	975	779	201	—	980
Digital Realty Trust LP
3.70%, 8/15/27	575	150	725	582	152	—	734
Discover Bank
2.00%, 2/21/18	—	250	250	—	250	—	250
7.00%, 4/15/20	320	—	320	353	—	—	353
Discover Financial Services
3.85%, 11/21/22	420	—	420	432	—	—	432
3.95%, 11/6/24	375	75	450	384	77	—	461
ERP Operating LP
4.63%, 12/15/21	138	—	138	149	—	—	149
Extra Space Storage LP
3.13%, 10/1/35 (a)	450	—	450	492	—	—	492
Federal Realty Investment Trust
3.63%, 8/1/46	375	75	450	340	68	—	408
Five Corners Funding Trust
4.42%, 11/15/23 (a)	1,375	200	1,575	1,492	217	—	1,709
GE Capital International Funding Co., Unlimited Co.,
2.34%, 11/15/20	—	200	200	—	202	—	202
4.42%, 11/15/35	—	211	211	—	230	—	230
Goldman Sachs Group, Inc. (The),
2.91%, 6/5/23	—	125	125	—	125	—	125
MTN							—
4.80%, 7/8/44	350	125	475	393	140	—	533
6.25%, 2/1/41	—	75	75	—	99	—	99
6.75%, 10/1/37	1,495	230	1,725	1,976	304	—	2,280
Guardian Life Insurance Co. of America (The)
4.85%, 1/24/77 (a)	375	100	475	402	107	—	509
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20	—	275	275	—	296	—	296
HBOS PLC, Series G
6.75%, 5/21/18 (a)	795	—	795	819	—	—	819
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	400	100	500	410	103	—	513
HSBC Finance Corp.
6.68%, 1/15/21	—	68	68	—	77	—	77
HSBC Holdings PLC,
2.65%, 1/5/22	—	200	200	—	201	—	201
4.25%, 3/14/24	440	—	440	460	—	—	460

4.38%, 11/23/26	—	200	200	—	209	—	209
4.04%, 3/13/28	575	—	575	601	—	—	601
HSBC USA, Inc.
3.50%, 6/23/24	—	100	100	—	103	—	103
Humana, Inc.
4.80%, 3/15/47	—	100	100	—	112	—	112
ING Bank N.V.
5.80%, 9/25/23 (a)	350	100	450	400	114	—	514
ING Groep N.V.
6.00%, 4/16/20 (c)	200	—	200	206	—	—	206
Intesa Sanpaolo SpA
3.88%, 1/16/18	425	200	625	427	201	—	628
5.71%, 1/15/26	450	—	450	475	—	—	475
Jackson National Life Global Funding
2.20%, 1/30/20 (a)	—	300	300	—	300	—	300
JPMorgan Chase & Co.,
3.78%, 2/1/28	—	225	225	—	232	—	232
4.13%, 12/15/26	2,050	650	2,700	2,142	679	—	2,821
KeyBank NA
1.60%, 8/22/19	—	250	250	—	249	—	249
LeasePlan Corp N.V.
2.88%, 1/22/19 (a)	825	200	1,025	827	200	—	1,027
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	325	50	375	355	55	—	410
Lincoln National Corp.
7.00%, 6/15/40	425	75	500	570	101	—	671
Lloyds Banking Group PLC
3.10%, 7/6/21	500	200	700	509	204	—	713
Macquarie Bank Ltd.
6.63%, 4/7/21 (a)	365	—	365	410	—	—	410
Massachusetts Mutual Life Insurance Co.
4.50%, 4/15/65 (a)	200	50	250	205	51	—	256
MetLife, Inc.
5.70%, 6/15/35	150	—	150	186	—	—	186
Metropolitan Life Global Funding I
2.00%, 4/14/20 (a)	—	200	200	—	200	—	200
Mizuho Financial Group, Inc.
2.63%, 4/12/21 (a)	—	225	225	—	225	—	225
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	450	125	575	462	128	—	590
Nationwide Building Society
3.90%, 7/21/25 (a)	400	—	400	420	—	—	420
6.25%, 2/25/20 (a)	750	260	1,010	821	285	—	1,106
New York Life Global Funding
2.90%, 1/17/24 (a)	—	225	225	—	228	—	228
Northern Trust Corp.
3.38%, 5/8/32	450	125	575	451	125	—	576
Pacific LifeCorp
6.00%, 2/10/20 (a)	—	150	150	—	162	—	162
PNC Financial Services Group, Inc. (The),
3.15%, 5/19/27	—	275	275	—	275	—	275
3.90%, 4/29/24	500	80	580	526	84	—	610
Prudential Financial, Inc.,
MTN
4.60%, 5/15/44	—	75	75	—	83	—	83
5.63%, 6/15/43	790	170	960	862	185	—	1,047
6.63%, 12/1/37	285	—	285	383	—	—	383
Realty Income Corp.
3.25%, 10/15/22	550	150	700	563	154	—	717
4.65%, 8/1/23	250	—	250	272	—	—	272
Royal Bank of Scotland Group PLC
3.88%, 9/12/23	875	200	1,075	897	205	—	1,102
Santander UK Group Holdings PLC
3.57%, 1/10/23	750	200	950	768	205	—	973
Santander UK PLC
5.00%, 11/7/23 (a)	850	200	1,050	921	217	—	1,138
Simon Property Group LP
2.50%, 7/15/21	—	125	125	—	126	—	126
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20 (a)(b)	—	200	200	—	203	—	203
Spirit Realty Capital, Inc.
3.75%, 5/15/21	400	—	400	410	—	—	410
Standard Chartered PLC
2.10%, 8/19/19 (a)	—	225	225	—	225	—	225
State Street Corp.
1.95%, 5/19/21	—	175	175	—	174	—	174
Swedbank AB
2.80%, 3/14/22 (a)	1,125	300	1,425	1,140	304	—	1,444
Synchrony Bank
3.00%, 6/15/22	775	250	1,025	774	250	—	1,024
TD Ameritrade Holding Corp.,
3.30%, 4/1/27	250	75	325	252	76	—	328
3.63%, 4/1/25	450	100	550	466	103	—	569
TorontoDominion Bank (The)
3.63%, 9/15/31	750	175	925	748	174	—	922
Travelers Cos., Inc. (The)
3.75%, 5/15/46	—	50	50	—	50	—	50
UBS Group Funding Switzerland AG
3.49%, 5/23/23 (a)	850	225	1,075	871	231	—	1,102
UnitedHealth Group, Inc.,
2.75%, 2/15/23	—	55	55	—	56	—	56
2.88%, 3/15/23	—	255	255	—	260	—	260
3.75%, 7/15/25	—	150	150	—	159	—	159
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.25%, 10/5/20 (a)	475	—	475	485	—	—	485
Wells Fargo & Co.,
3.00%, 10/23/26	525	575	1,100	514	563	—	1,077
3.07%, 1/24/23	425	200	625	433	204	—	637
MTN
4.10%, 6/3/26	—	100	100	—	104	—	104
Westpac Banking Corp.
2.85%, 5/13/26	—	150	150	—	147	—	147
				56,143	17,134	—	73,277
Industrials (55.9%)
21st Century Fox America, Inc.
4.75%, 9/15/44	—	150	150	—	161	—	161
6.15%, 2/15/41	625	—	625	784	—	—	784
6.40%, 12/15/35	670	—	670	853	—	—	853
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	—	50	50	—	53	—	53
Abbott Laboratories,
3.40%, 11/30/23	1,050	250	1,300	1,084	258	—	1,342
4.90%, 11/30/46	600	100	700	673	112	—	785
AbbVie, Inc.,
3.20%, 5/14/26	—	50	50	—	50	—	50
4.40%, 11/6/42	375	—	375	394	—	—	394
4.70%, 5/14/45	325	75	400	356	82	—	438
Air Liquide Finance SA
2.25%, 9/27/23 (a)	—	200	200	—	194	—	194
Alfa SAB de CV
5.25%, 3/25/24 (a)	200	200	400	218	218	—	436
Alibaba Group Holding Ltd.
2.50%, 11/28/19	—	200	200	—	202	—	202
Alimentation CoucheTard, Inc.
3.55%, 7/26/27 (a)	725	125	850	733	126	—	859
Allergan Funding SCS
4.75%, 3/15/45	473	94	567	514	102	—	616
Altria Group, Inc.
5.38%, 1/31/44	—	55	55	—	66	—	66

Akamai Technologies, Inc.
0.00% (d), 2/15/19	400	—	400	390	—	—	390
Amazon.com, Inc.,
3.80%, 12/5/24	350	75	425	375	80	—	455
4.25%, 8/22/57 (a)	850	125	975	876	129	—	1,005
4.95%, 12/5/44	200	50	250	232	58	—	290
American Airlines Pass-Through Trust
3.20%, 6/15/28 (a)	244	—	244	244	—	—	244
4.00%, 1/15/27	340	160	500	358	168	—	526
Amgen, Inc.,
2.60%, 8/19/26	—	125	125	—	119	—	119
4.66%, 6/15/51	1,199	109	1,308	1,321	120	—	1,441
Anadarko Petroleum Corp.
5.55%, 3/15/26	—	150	150	—	168	—	168
6.20%, 3/15/40	600	—	600	699	—	—	699
6.45%, 9/15/36	325	—	325	386	—	—	386
Andeavor
4.75%, 12/15/23 (a)	900	225	1,125	972	243	—	1,215
AnheuserBusch InBev Finance, Inc.,
3.65%, 2/1/26	—	125	125	—	130	—	130
3.70%, 2/1/24	—	200	200	—	210	—	210
4.90%, 2/1/46	—	175	175	—	198	—	198
Apple, Inc.,
3.35%, 2/9/27	—	200	200	—	206	—	206
3.85%, 5/4/43–8/4/46	—	150	150	—	152	—	152
4.50%, 2/23/36	—	125	125	—	141	—	141
Applied Materials, Inc.
3.30%, 4/1/27	—	150	150	—	153	—	153
APT Pipelines Ltd.
4.20%, 3/23/25 (a)	900	200	1,100	937	208	—	1,145
Aramark Services, Inc.
4.75%, 6/1/26	—	100	100	—	106	—	106
Ashtead Capital, Inc.
4.13%, 8/15/25 (a)	525	200	725	541	206	—	747
AstraZeneca PLC
6.45%, 9/15/37	—	125	125	—	168	—	168
AT&T, Inc.,
4.25%, 3/1/27	1,275	300	1,575	1,315	309	—	1,624
4.50%, 3/9/48	2,769	287	3,056	2,564	266	—	2,830
4.55%, 3/9/49	—	75	75	—	69	—	69
4.90%, 8/14/37	1,275	175	1,450	1,293	177	—	1,470
5.15%, 3/15/42	700	75	775	710	76	—	786
Automatic Data Processing, Inc.
3.38%, 9/15/25	—	50	50	—	52	—	52
Baidu, Inc.,
2.75%,,6/9/19	400	—	400	405	—	—	405
2.88%, 7/6/22	—	200	200	—	201	—	201
3.25%, 8/6/18	—	200	200	—	202	—	202
BAT Capital Corp.
4.54%, 8/15/47 (a)	325	—	325	336	—	—	336
Baxalta, Inc.
5.25%, 6/23/45	425	50	475	491	58	—	549
Becton Dickinson and Co.,
2.89%, 6/6/22	375	100	475	377	100	—	477
3.73%, 12/15/24	415	—	415	425	—	—	425
4.67%, 6/6/47	350	—	350	369	—	—	369
4.69%, 12/15/44	—	75	75	—	80	—	80
BHP Billiton Finance USA Ltd.
5.00%, 9/30/43	—	75	75	—	89	—	89
BMW US Capital LLC
2.70%, 4/6/22 (a)	—	250	250	—	252	—	252
Boston Scientific Corp.
3.85%, 5/15/25	675	100	775	702	104	—	806
BP Capital Markets PLC,
3.02%, 1/16/27	—	100	100	—	99	—	99
3.12%, 5/4/26	—	125	125	—	125	—	125
Brambles USA, Inc.
4.13%, 10/23/25 (a)	750	150	900	782	156	—	938
British Airways PassThrough Trust
4.63%, 12/20/25 (a)	596	149	745	640	160	—	800
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 1/15/22 (a)	850	—	850	865	—	—	865
Buckeye Partners LP
4.15%, 7/1/23	675	175	850	700	182	—	882
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	—	75	75	—	82	—	82
4.55%, 9/1/44	385	50	435	428	56	—	484
Caterpillar, Inc.
3.80%, 8/15/42	—	50	50	—	51	—	51
Celgene Corp.
3.88%, 8/15/25	500	—	500	528	—	—	528
Cencosud SA
6.63%, 2/15/45 (a)	325	—	325	356	—	—	356
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.20%, 3/15/28 (a)	600	150	750	608	152	—	760
4.91%, 7/23/25	1,925	75	2,000	2,061	80	—	2,141
6.48%, 10/23/45	550	150	700	648	177	—	825
Cimarex Energy Co.
3.90%, 5/15/27	675	225	900	689	230	—	919
Cisco Systems, Inc.
1.85%, 9/20/21	—	275	275	—	272	—	272
Comcast Corp.
3.15%, 2/15/28	—	575	575	—	574	—	574
Concho Resources, Inc.
3.75%, 10/1/27	675	200	875	679	201	—	880
ConocoPhillips Co.,
2.20%, 5/15/20	—	100	100	—	101	—	101
4.95%, 3/15/26 (b)	—	200	200	—	226	—	226
Crown Castle International Corp.,
3.40%, 2/15/21	500	100	600	515	103	—	618
4.45%, 2/15/26	475	75	550	504	80	—	584
CSX Corp.
2.60%, 11/1/26	1,100	125	1,225	1,052	120	—	1,172
Ctrip.com International Ltd.
1.25%, 9/15/22	500	—	500	540	—	—	540
CVS Health Corp.
2.13%, 6/1/21	—	75	75	—	74	—	74
Danone SA
1.69%, 10/30/19 (a)	—	200	200	—	199	—	199
Darden Restaurants, Inc.
3.85%, 5/1/27	550	150	700	560	153	—	713
DCP Midstream Operating LP
5.35%, 3/15/20 (a)	212	38	250	223	40	—	263
Dell International LLC/EMC Corp.
8.10%, 7/15/36 (a)	675	75	750	847	94	—	941
Delphi Automotive PLC
3.15%, 11/19/20	850	125	975	870	128	—	998
Delta Air Lines, Inc.
3.63%, 3/15/22	775	200	975	797	206	—	1,003
Deutsche Telekom International Finance BV
8.75%, 6/15/30	620	75	695	913	110	—	1,023
Discovery Communications LLC
3.95%, 3/20/28	300	150	450	298	149	—	447
5.20%, 9/20/47	375	—	375	382	—	—	382
Dollar General Corp.,
1.88%, 4/15/18	350	100	450	350	100	—	450
3.25%, 4/15/23	500	125	625	512	128	—	640
Eastman Chemical Co.
3.80%, 3/15/25	775	100	875	797	103	—	900

eBay, Inc.,
2.15%, 6/5/20	300	125	425	301	125	—	426
2.50%, 3/9/18	—	100	100	—	100	—	100
EI du Pont de Nemours & Co.
2.20%, 5/1/20	725	200	925	730	201	—	931
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	375	105	480	383	107	—	490
Embraer Netherlands Finance BV
5.40%, 2/1/27	265	65	330	287	71	—	358
Enable Midstream Partners LP,
3.90%, 5/15/24	625	125	750	629	126	—	755
4.40%, 3/15/27	—	25	25	—	25	—	25
Endeavor Energy Resources LP/EER Finance, Inc.
7.00%, 8/15/21 (a)	375	75	450	390	78	—	468
Energy Transfer LP
6.50%, 2/1/42	775	125	900	880	142	—	1,022
6.13%, 12/15/45	169	—	169	186	—	—	186
Enterprise Products Operating LLC
4.45%, 2/15/43	—	125	125	—	127	—	127
5.95%, 2/1/41	875	—	875	1,053	—	—	1,053
Equifax, Inc.
3.30%, 12/15/22	100	25	125	100	25	—	125
Express Scripts Holding Co.,
3.50%, 6/15/24	500	—	500	508	—	—	508
4.50%, 2/25/26 (b)	275	100	375	295	107	—	402
4.80%, 7/15/46 (b)	250	50	300	265	53	—	318
Exxon Mobil Corp.
4.11%, 3/1/46	—	100	100	—	108	—	108
FedEx Corp.
3.20%, 2/1/25	500	100	600	510	102	—	612
Ford Motor Co
4.75%, 1/15/43	925	—	925	910	—	—	910
Ford Motor Credit Co., LLC
3.10%, 5/4/23	550	400	950	546	397	—	943
3.20%, 1/15/21	300	—	300	306	—	—	306
General Motors Co.,
6.60%, 4/1/36	600	25	625	715	30	—	745
6.75%, 4/1/46	125	25	150	151	30	—	181
General Motors Financial Co., Inc.
3.95%, 4/13/24	625	100	725	641	103	—	744
Gilead Sciences, Inc.,
4.50%, 2/1/45	—	25	25	—	27	—	27
4.80%, 4/1/44	—	50	50	—	56	—	56
GlaxoSmithKline Capital, Inc.
6.38%, 5/15/38	—	75	75	—	103	—	103
Goldcorp, Inc.
5.45%, 6/9/44	125	50	175	141	56	—	197
Grupo Bimbo SAB de CV
3.88%, 6/27/24 (a)	400	—	400	414	—	—	414
Hanesbrands, Inc.,
4.63%, 5/15/24 (a)	—	40	40	—	42	—	42
4.88%, 5/15/26 (a)	259	60	319	270	63	—	333
Harris Corp.
4.85%, 4/27/35	400	75	475	442	83	—	525
HCA, Inc.
4.75%, 5/1/23	—	130	130	—	137	—	137
Heathrow Funding Ltd.
4.88%, 7/15/21 (a)	810	190	1,000	870	204	—	1,074
Hewlett Packard Enterprise Co.
2.10%, 10/4/19 (a)	—	150	150	—	150	—	150
4.90%, 10/15/25	425	—	425	450	—	—	450
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/1/24 (a)	175	—	175	172	—	—	172
5.75%, 10/1/25 (a)	—	55	55	—	56	—	56
Home Depot, Inc. (The),
2.13%, 9/15/26	—	50	50	—	47	—	47
3.35%, 9/15/25	—	25	25	—	26	—	26
5.88%, 12/16/36	—	159	159	—	207	—	207
Humana, Inc.
3.95%, 3/15/27	475	—	475	497	—	—	497
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	—	200	200	—	200	—	200
Illumina, Inc.
0.00% (d), 6/15/19	507	—	507	537	—	—	537
International Paper Co.
3.00%, 2/15/27	1,050	250	1,300	1,022	243	—	1,265
John Deere Capital Corp.,
MTN
1.25%, 10/9/19	—	225	225	—	223	—	223
Johnson Controls International PLC
3.90%, 2/14/26	300	75	375	317	79	—	396
Kellogg Co.
3.25%, 4/1/26	250	—	250	250	—	—	250
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.25%, 6/1/26 (a)	—	100	100	—	106	—	106
Kinder Morgan Energy Partners LP,
3.95%, 9/1/22	—	75	75	—	78	—	78
4.15%, 2/1/24	—	150	150	—	156	—	156
5.00%, 3/1/43	875	—	875	874	—	—	874
Kinder Morgan, Inc.
3.05%, 12/1/19	1,025	—	1,025	1,044	—	—	1,044
5.55%, 6/1/45	200	50	250	216	54	—	270
5.63%, 11/15/23 (a)	475	—	475	530	—	—	530
Koninklijke Philips N.V.
3.75%, 3/15/22	625	—	625	659	—	—	659
Kraft Heinz Foods Co.
4.38%, 6/1/46	—	175	175	—	174	—	174
6.50%, 2/9/40	425	—	425	534	—	—	534
6.88%, 1/26/39	585	—	585	754	—	—	754
Kroger Co. (The)
4.45%, 2/1/47	475	—	475	452	—	—	452
6.90%, 4/15/38	—	80	80	—	100	—	100
Lockheed Martin Corp.
3.55%, 1/15/26	1,575	125	1,700	1,628	129	—	1,757
Lowe’s Cos., Inc.
2.50%, 4/15/26	—	175	175	—	168	—	168
LyondellBasell Industries N.V.	600	—	600	621			621
4.63%, 2/26/55	—	75	75	—	78	—	78
Macy’s Retail Holdings, Inc.
2.88%, 2/15/23 (b)	975	150	1,125	921	142	—	1,063
Macquarie Infrastructure Corp
2.00%, 10/1/23	350	—	350	341	—	—	341
MasTec, Inc.
4.88%, 3/15/23	340	90	430	349	92	—	441
McDonald’s Corp.,
MTN
3.70%, 1/30/26	425	—	425	444	—	—	444
4.60%, 5/26/45	475	100	575	521	110	—	631
Mead Johnson Nutrition Co.
3.00%, 11/15/20	—	75	75	—	77	—	77
Medtronic, Inc.
4.63%, 3/15/45	—	200	200	—	228	—	228
Merck & Co., Inc.
2.80%, 5/18/23	—	125	125	—	128	—	128
Microsoft Corp.,
1.55%, 8/8/21	—	75	75	—	74	—	74
3.13%, 11/3/25	—	50	50	—	51	—	51
4.45%, 11/3/45	—	325	325	—	367	—	367
Molson Coors Brewing Co.

2.10%, 7/15/21	1,075	—	1,075	1,061	—	—	1,061
2.25%, 3/15/20 (a)	550	175	725	550	175	—	725
MPLX LP,
4.00%, 2/15/25	400	100	500	407	102	—	509
4.88%, 6/1/25	100	25	125	107	27	—	134
5.20%, 3/1/47	300	50	350	315	53	—	368
Mylan N.V.
3.95%, 6/15/26	525	—	525	535	—	—	535
NetApp, Inc.
2.00%, 12/15/17	—	100	100	—	100	—	100
Netflix, Inc.
4.38%, 11/15/26 (a)(b)	225	50	275	226	50	—	276
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 9/29/27 (a)	875	250	1,125	876	250	—	1,126
Nissan Motor Acceptance Corp.
2.55%, 3/8/21 (a)	—	150	150	—	151	—	151
Noble Energy, Inc.
5.05%, 11/15/44	350	50	400	363	52	—	415
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)	495	120	615	512	124	—	636
Novartis Capital Corp.
4.40%, 5/6/44	—	75	75	—	85	—	85
Nuance Communications, Inc.
1.00%, 12/15/35	425	—	425	400	—	—	400
Omnicom Group, Inc.,
3.60%, 4/15/26	350	50	400	353	51	—	404
3.63%, 5/1/22	—	95	95	—	99	—	99
3.65%, 11/1/24	131	23	154	134	24	—	158
ON Semiconductor Corp.
1.00%, 12/1/20	400	—	400	479	—	—	479
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (a)	900	225	1,125	901	225	—	1,126
Oracle Corp.
4.50%, 7/8/44	—	150	150	—	166	—	166
PepsiCo, Inc.,
1.70%, 10/6/21	—	200	200	—	197	—	197
3.60%, 3/1/24	—	100	100	—	106	—	106
Pfizer, Inc.
3.00%, 12/15/26	—	100	100	—	101	—	101
Philip Morris International, Inc.,
2.00%, 2/21/20	—	125	125	—	125	—	125
4.50%, 3/20/42	—	75	75	—	81	—	81
Phillips 66
5.88%, 5/1/42	275	25	300	339	31	—	370
Phillips 66 Partners LP
4.68%, 2/15/45	125	25	150	121	24	—	145
Plains All American Pipeline LP/PAA Finance Corp.
4.50%, 12/15/26	50	75	125	51	76	—	127
6.70%, 5/15/36	365	—	365	400	—	—	400
Priceline Group, Inc. (The)
0.90%, 9/15/21	525	—	525	604	—	—	604
QUALCOMM, Inc.
2.60%, 1/30/23	925	250	1,175	928	251	—	1,179
Reckitt Benckiser Treasury Services PLC
2.38%, 6/24/22 (a)	—	350	350	—	349	—	349
Reynolds American, Inc.
5.85%, 8/15/45	175	—	175	215	—	—	215
RH (a)
0.00% (d), 6/15/19	675	—	675	622	—	—	622
Rockies Express Pipeline LLC
6.88%, 4/15/40 (a)	300	75	375	334	84	—	418
Rockwell Collins, Inc.
2.80%, 3/15/22	—	125	125	—	126	—	126
Ryder System, Inc.,
MTN
2.65%, 3/2/20	—	50	50	—	51	—	51
Sabine Pass Liquefaction LLC
4.20%, 3/15/28	850	225	1,075	859	227	—	1,086
Shell International Finance BV
4.38%, 5/11/45	—	225	225	—	242	—	242
Sherwin-Williams Co. (The)
2.75%, 6/1/22	925	250	1,175	932	252	—	1,184
Shutterfly, Inc.
0.25%, 5/15/18	425	—	425	423	—	—	423
Smithfield Foods, Inc.
2.65%, 10/3/21 (a)(e)	—	100	100	—	100	—	100
Southern Copper Corp.
7.50%, 7/27/35	908	100	1,008	1,184	130	—	1,314
Sprint Corp.
7.13%, 6/15/24	300	75	375	338	85	—	423
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC
3.36%, 9/20/21 (a)	1,413	—	1,413	1,438	—	—	1,438
3.36%, 3/20/23 (a)	—	200	200	—	204	—	204
Telefonica Emisiones SAU
4.10%, 3/8/27	250	150	400	259	156	—	415
Telefonica Europe BV
8.25%, 9/15/30	750	84	834	1,056	118	—	1,174
Telenor East Holding II AS, Series VIP
0.25%, 9/20/19	400	—	400	446	—	—	446
Tesla, Inc
0.25%, 3/1/19	225	—	225	248	—	—	248
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26 (b)	1,700	325	2,025	1,570	300	—	1,870
Thermo Fisher Scientific, Inc.
2.95%, 9/19/26	525	125	650	515	123	—	638
4.15%,2/1/24	500	—	500	534	—	—	534
Time Warner, Inc.
3.80%, 2/15/27	1,725	225	1,950	1,729	226	—	1,955
TransCanada PipeLines Ltd.
7.63%, 1/15/39	—	75	75	—	110	—	110
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (a)	350	75	425	345	74	—	419
4.13%, 2/2/26 (a)	415	95	510	432	99	—	531
Tyco Electronics Group SA
3.13%, 8/15/27	175	50	225	175	50	—	225
Tyson Foods, Inc.
2.65%, 8/15/19	300	—	300	304	—	—	304
4.88%, 8/15/34	325	75	400	360	83	—	443
United Airlines PassThrough Trust,
Class A
4.30%, 2/15/27	405	192	597	432	204	—	636
Vale Overseas Ltd.
6.88%, 11/21/36	690	75	765	794	86	—	880
Verizon Communications, Inc.,
4.67%, 3/15/55	1,703	228	1,931	1,629	218	—	1,847
5.01%, 8/21/54	2,153	285	2,438	2,172	288	—	2,460
Viacom, Inc.
5.85%, 9/1/43	425	50	475	438	52	—	490
Viavi Solutions, Inc.
0.63%, 8/15/33	400	—	400	420	—	—	420
Visa, Inc.
4.30%, 12/14/45	—	125	125	—	139	—	139
Vodafone Group PLC
4.38%, 2/19/43	650	125	775	654	126	—	780
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)	—	200	200	—	201	—	201
WalMart Stores, Inc.,
3.30%, 4/22/24	—	150	150	—	157	—	157

5.25%, 9/1/35	—	75	75	—	92	—	92
Walgreen Co.
4.40%, 9/15/42	225	—	225	227	—	—	227
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/26	400	50	450	399	50	—	449
3.80%, 11/18/24	225	25	250	233	26	—	259
Williams Partners LP
6.30%, 4/15/40	350	—	350	420	—	—	420
WM Wrigley Jr. Co.
2.90%, 10/21/19 (a)	990	230	1,220	1,005	234	—	1,239
Wolverine World Wide, Inc.
5.00%, 9/1/26 (a)	425	125	550	426	125	—	551
Woodside Finance Ltd.
3.70%, 9/15/26 (a)	700	150	850	702	150	—	852
ZF North America Capital, Inc.
4.50%, 4/29/22 (a)	250	—	250	264	—	—	264
				99,322	25,767	—	125,089
Utilities (8.0%)
Abu Dhabi National Energy Co., PJSC
4.38%, 6/22/26 (a)	425	200	625	440	207	—	647
Alabama Power Co.
3.75%, 3/1/45	—	125	125	—	126	—	126
Appalachian Power Co.
3.40%, 6/1/25	325	—	325	334	—	—	334
7.00%, 4/1/38	325	—	325	456	—	—	456
Baltimore Gas & Electric Co.
2.40%, 8/15/26	—	75	75	—	71	—	71
Black Hills Corp.
3.15%, 1/15/27	300	75	375	293	73	—	366
Boston Gas Co.
4.49%, 2/15/42 (a)	—	125	125	—	135	—	135
CenterPoint Energy Houston Electric LLC,
1.85%, 6/1/21	—	150	150	—	148	—	148
Series AA
3.00%, 2/1/27	—	225	225	—	224	—	224
CMS Energy Corp.
5.05%, 3/15/22	295	—	295	325	—	—	325
6.25%, 2/1/20	170	200	370	185	218	—	403
Consolidated Edison, Inc.,
Series A
2.00%, 3/15/20	—	75	75	—	75	—	75
DTE Energy Co.,
1.50%, 10/1/19	—	100	100	—	98	—	98
3.80%, 3/15/27	—	125	125		129	—	129
Duke Energy Carolinas LLC				—
3.75%, 6/1/45	—	75	75	—	76	—	76
Duke Energy Corp.
2.65%, 9/1/26	450	150	600	431	144	—	575
EDP Finance BV
3.63%, 7/15/24 (a)	975	—	975	986	—	—	986
Emera US Finance LP
3.55%, 6/15/26	—	225	225	—	227	—	227
Enel Finance International N.V.
6.00%, 10/7/39 (a)	350	100	450	433	124	—	557
Enel SpA
8.75%, 9/24/73 (a)	210	—	210	255	—	—	255
Entergy Arkansas, Inc.
3.50%, 4/1/26	325	75	400	336	77	—	413
Entergy Louisiana LLC
3.05%, 6/1/31	—	75	75	—	73	—	73
Exelon Generation Co., LLC
4.00%, 10/1/20	2,400	—	2,400	2,510	—	—	2,510
Fortis, Inc.,
Series WI
2.10%, 10/4/21	475	100	575	467	98	—	565
Monongahela Power Co.
5.40%, 12/15/43 (a)	150	—	150	183	—	—	183
Nevada Power Co.,
Series N
6.65%, 4/1/36	—	150	150	—	203	—	203
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/27	350	200	550	361	206	—	567
Oncor Electric Delivery Co., LLC
2.95%, 4/1/25	350	75	425	350	75	—	425
Origin Energy Finance Ltd.
3.50%, 10/9/18 (a)	350	—	350	354	—	—	354
Public Service Electric & Gas Co.,
MTN
2.25%, 9/15/26	—	150	150	—	142	—	142
Public Service Enterprise Group, Inc.
1.60%, 11/15/19	—	75	75	—	74	—	74
Puget Energy, Inc.
6.50%, 12/15/20	540	—	540	604	—	—	604
Sempra Energy
3.55%, 6/15/24	900	—	900	920	—	—	920
6.00%, 10/15/39	—	125	125	—	158	—	158
South Carolina Electric & Gas Co.
4.50%, 6/1/64	—	75	75	—	80	—	80
Southern Co. (The)
4.40%, 7/1/46	425	—	425	442	—	—	442
Southern Power Co.,
Series D
1.95%, 12/15/19	—	50	50	—	50	—	50
2.38%, 6/1/20	650	—	650	652	—	—	652
Toledo Edison Co. (The)
7.25%, 5/1/20	23	—	23	25	—	—	25
TransAllegheny Interstate Line Co.
3.85%, 6/1/25 (a)	850	200	1,050	890	209	—	1,099
TransAlta Corp.
4.50%, 11/15/22	773	213	986	787	217	—	1,004
Virginia Electric & Power Co.
2.95%, 1/15/22	—	325	325	—	332	—	332
WEC Energy Group, Inc.
3.55%, 6/15/25	350	75	425	360	77	—	437
Xcel Energy, Inc.
3.30%, 6/1/25	300	75	375	305	76	—	381
				13,684	4,222	—	17,906
				169,149	47,123	—	216,272
Total Fixed Income Securities (Cost $210,624)				171,149	47,394	—	218,543

	Shares	Shares	Shares
Short Term Investments ( 1.4%)
Securities held as Collateral on Loaned Securities ( 0.4%)
Investment Company ( 0.4%)
Morgan Stanley Institutional Liquidity Funds —
Government Portfolio — Institutional Class (Cost $788)	—	787,688	787,688	—	788	—	788
Investment Company ( 0.2%)
Morgan Stanley Institutional Liquidity Funds —
Government Portfolio — Institutional Class (Cost $498)	—	497,586	497,586	—	498	—	498

	Face Amount (000)	Face Amount (000)	Face Amount (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill
1.19%, 4/26/18 (f)(g) (Cost $1,852)	1,505	360	1,865	1,495	357	—		1,852
Total Short Term Investments (Cost $3,138)				1,495	1,643	—		3,138
Total Investments (99.0%) (Cost $213,762) Including $1,376 of Securities Loaned (h)				172,644	49,037	—		221,681
Liabilities in Excess of Other Assets ( 1.0%)				2,432	(300)	(210	) (i)	1,922
Net Assets (100.0%)				$175,075	$48,737	$(210)		$223,602

† All holdings of the Acquired Fund can be held consistent with the investment guidelines and strategy of the Acquiring Fund.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2017.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time,

(d)  Capital appreciation bond.

(e)  When issued security.

(f)  Rate shown is the yield to maturity at September 30, 2017.

(g) All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(h)  Securities are available for collateral in connection with purchase of a when–issued security, open futures contracts and swap agreements.

(i)  Reorganization Expenses of approximately $210,000.

LIBOR          London Interbank Offered Rate.

MTN              Medium Term Note.

PJSC              Public Joint Stock Company.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

Morgan Stanley Income Securities Inc.	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	97	17-Dec	19,400	$20,923	$(46)
U.S. Treasury 30 yr. Bond	15	17-Dec	1,500	2,292	(39)
U.S. Treasury Ultra Bond	13	17-Dec	1,300	2,147	(38)
U.S. Treasury 5 yr. Note	7	17-Dec	700	823	(2)

Short:
U.S. Treasury 10 yr. Ultra Long Bond	30	17-Dec	(3,000)	(4,030)	45
U.S. Treasury 10 yr. Note	56	17-Dec	(5,600)	(7,018)	74
					(6)

MSIFT Corportate Bond
Long:
U.S. Treasury 2 yr. Note	27	17-Dec	5,400	$5,824	$(13)
U.S. Treasury 30 yr. Bond	13	17-Dec	1,300	1,987	(33)
U.S. Treasury Ultra Bond	10	17-Dec	1,000	1,651	(26)

Short:
U.S. Treasury 10 yr. Note	13	Dec17	(1,300)	$(1,629)	$17
U.S. Treasury 10 yr. Ultra Long Bond	33	Dec17	(3,300)	(4,433)	53
U.S. Treasury 5 yr. Note	10	Dec17	(1,000)	(1,175)	8
					$6

ProForma Combined Portfolio
Long:
U.S. Treasury 2 yr. Note	124	17-Dec	24,800	26,747	(59)
U.S. Treasury 30 yr. Bond	28	17-Dec	2,800	4,279	(72)
U.S. Treasury Ultra Bond	23	17-Dec	2,300	3,798	(64)
U.S. Treasury 5 yr. Note	7	17-Dec	700	823	(2)

Short:
U.S. Treasury 10 yr. Note	69	Dec17	(6,900)	(8,647)	91
U.S. Treasury 10 yr. Ultra Long Bond	63	Dec17	(6,300)	(8,463)	98
U.S. Treasury 5 yr. Note	10	Dec17	(1,000)	(1,175)	8
					$—

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2017:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley Income Securities Inc.
Barclays Bank PLC
Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$795	$(11)	$15	$(26)

MSIFT Corportate Bond
Barclays Bank PLC
Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$200	$(3)	$4	$(7)

ProForma Combined Portfolio
Barclays Bank PLC
Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$995	$(14)	$19	$(33)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)
Morgan Stanley Income Securities, Inc.
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.28%	Semi-Annual/Quarterly	12/8/26	$2,300	$(17)	$—	$(17)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48%	Semi-Annual/Quarterly	12/21/26	6,674	(161)	—	(161)
						$8,974	$(178)	$—	$(178)
MSIFT Corporate Bond
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48%	Semi-Annual/Quarterly	12/21/26	$680	$(12)	$—	$(16)

ProForma Combined Portfolio
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.28%	Semi-Annual/Quarterly	12/8/26	$2,300	$(17)	$—	$(17)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48%	Semi-Annual/Quarterly	12/21/26	7,354	(173)	—	(177)
						$9,654	$(190)	$—	$(194)

LIBOR   London Interbank Offered Rate.

†              Credit rating as issued by Standard & Poor’s.

*              Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

As of September 30, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Morgan Stanley Income Securities Inc. (000)	MSIFT Corporate Bond (000)	Pro-Forma Combined Portfolio (000)
Aggregate gross unrealized appreciation	$7,299	$1,424	$8,723
Aggregate gross unrealized depreciation	(1,035)	(162)	(1,197)
Net unrealized appreciation (depreciation)	$6,264	$1,262	$7,526

Federal income tax cost of investments	$166,184	$47,767	$213,951

Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust’s Board of Trustees (the “Trustees”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter (“OTC”) swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”) determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value (“NAV”) as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust’s Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust’s Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Fair Valuation Measurement

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification TM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2017.

Portfolios	Morgan Stanley Income Securities Inc.	MSIFT Corporate Bond	Pro-Forma Combined Portfolio
Investments in Securities (Level 1) (000)	$(6)	$1,292	$1,286
Investments in Securities (Level 2) (000)	172,440	47,728	220,168
Investments in Securities (Level 3) (000)	0	0	0
Total for Investments in Securities	$172,434	$49,020	$221,454

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period.   As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

522 Fifth Ave.

New York, NY 10036

 Statement of Additional Information

January 31, 2018

Morgan Stanley Institutional Fund Trust (the “Trust”) is a mutual fund consisting of nine portfolios offering a variety of investment alternatives, all of which are included in this Statement of Additional Information (“SAI”) (each a “Fund” and collectively the “Funds”). Some or all of the Funds offer the following shares: Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class. Following is a list of the nine Funds included in this SAI:

Share Class and Ticker Symbol
	I	A	L1	C	IR	IS	Institutional
U.S. EQUITY FUND:
Mid Cap Growth Portfolio	MPEGX	MACGX	MSKLX	MSMFX	—	MMCGX	—
FIXED INCOME FUNDS:
Core Plus Fixed Income Portfolio	MPFIX	MFXAX	MSIOX	MSCKX	—	—	—
Corporate Bond Portfolio	MPFDX	MIGAX	MGILX	MSBOX	—	—	—
High Yield Portfolio	MSYIX	MSYPX	MSYLX	MSHDX	—	MSHYX	—
Short Duration Income Portfolio[2]	MPLDX	MLDAX	MSJLX	MSLDX	—	MSDSX	—
Strategic Income Portfolio	MSIDX	MSADX	—	MSPDX	—	MSTCX	—
Ultra-Short Income Portfolio	—	MUAIX	—	—	MULSX	—	MUIIX
ASSET ALLOCATION FUNDS:
Global Multi-Asset Income Portfolio	MSGMX	MSGOX	—	MSGYX	—	MSMUX	—
Global Strategist Portfolio	MPBAX	MBAAX	MSDLX	MSSOX	—	MGPOX	—
1	The Trust has suspended offering Class L shares of each Fund to all investors. Existing Class L shareholders may invest through reinvestment of dividends and distributions. Class L shares of the Global Multi-Asset Income Portfolio, Strategic Income Portfolio and Ultra-Short Income Portfolio are not being offered at this time. You do not currently have the option of purchasing Class L shares.
2	The Trust has suspended offering Class C shares of the Short Duration Income Portfolio to all investors. Existing Class C shareholders may invest in additional Class C shares through reinvestment of dividends and distributions.

This SAI is not a prospectus but should be read in conjunction with the Funds’ prospectuses, each dated January 31, 2018, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Funds’ most recent Annual Reports to Shareholders are separate documents supplied with this SAI and include the Funds’ audited financial statements, including notes thereto, and the reports of the Funds’ independent registered public accounting firm, which are incorporated by reference into this SAI.

Each Fund is “diversified” and, as such, each Fund’s investments are required to meet certain diversification requirements under federal securities laws.

SHAREHOLDER SERVICES: 1-800-548-7786

OR, WITH RESPECT TO INSTITUTIONAL LIQUIDITY CLIENTS, 1-888-378-1630

PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

THE FUNDS’ INVESTMENTS AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Trust and the Funds. The following tables summarize the permissible strategies and investments for each Fund. These tables should be read in conjunction with the investment summaries for each Fund contained in the Prospectus in order to provide a more complete description of such Fund’s investment policies. The tables exclude investments that Funds may make solely for temporary defensive purposes. More details about each investment and related risks are provided in the discussion following the tables.

U.S. EQUITY AND ASSET ALLOCATION FUNDS
	Global Multi- Asset Income Portfolio	Global Strategist Portfolio	Mid Cap Growth Portfolio
Investments:
ADRs
Agencies	x	x	x
Asset-Backed Securities	x	x
Borrowing	x	x	x
Brady Bonds	x	x
Cash Equivalents	x	x	x
Commercial Paper	x	x	x
Commodity-Linked Investments	x	x
Common Stock	x	x	x
Contracts for Difference			x
Convertibles	x	x	x
Corporates	x	x	x
Custodial Receipts
Depositary Receipts	x	x	x
Derivatives	x	x	x
Emerging Market Securities	x	x	x
Equity Securities	x	x	x
Eurodollar and Yankee Dollar Obligations	x	x	x
Fixed Income Securities	x	x	x
Floaters	x	x
Foreign Currency	x	x	x
Foreign Securities	x	x	x
Forwards	x	x	x
Funding Agreements
Futures Contracts	x	x	x
High Yield Securities	x	x
Inverse Floaters	x	x
Investment Companies	x	x	x
Investment Funds	x	x
Investment Grade Securities	x	x	x
Limited Partnership and Limited Liability Company Interests	x	x	x
Loan Participations and Assignments	x	x
Loans of Portfolio Securities	x	x	x
Mortgage Related Securities	x	x
—Mortgage-Backed Securities	x	x
—Collateralized Mortgage Obligations	x	x
—Stripped Mortgage-Backed Securities	x	x
—Commercial Mortgage-Backed Securities	x	x
Municipals
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x
Options	x	x	x
Preferred Stock	x	x	x

U.S. EQUITY AND ASSET ALLOCATION FUNDS
	Global Multi- Asset Income Portfolio	Global Strategist Portfolio	Mid Cap Growth Portfolio
Private Investments in Public Equity	x	x	x
Promissory Notes
Public Bank Loans
Real Estate Investing	x	x	x
—Real Estate Investment Trusts	x	x	x
—Foreign Real Estate Companies	x	x	x
Repurchase Agreements	x	x	x
Reverse Repurchase Agreements	x	x	x
Rights	x	x	x
Short Sales	x	x	x
Structured Investments	x	x	x
Swaps	x	x	x
U.S. Government Securities	x	x	x
Warrants	x	x	x
When-Issued and Delayed Delivery Securities	x	x	x
When, As and If Issued Securities	x	x	x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x	x

FIXED INCOME FUNDS
	Core Plus Fixed Income Portfolio	Corporate Bond Portfolio	High Yield Portfolio	Short Duration Income Portfolio	Strategic Income Portfolio	Ultra-Short Income Portfolio
Investments:
ADRs	x	x	x	x	x
Agencies	x	x	x	x	x	x
Asset-Backed Securities	x	x	x	x	x	x
Borrowing	x	x	x	x	x	x
Brady Bonds	x	x	x	x	x
Cash Equivalents	x	x	x	x	x	x
Commercial Paper	x	x	x	x	x	x
Commodity-Linked Investments
Common Stock			x		x
Contracts for Difference
Convertibles	x	x	x	x	x
Corporates	x	x	x	x	x	x
Custodial Receipts						x
Depositary Receipts	x	x	x	x	x
Derivatives	x	x	x	x	x
Emerging Market Securities	x	x	x	x	x
Equity Securities			x		x
Eurodollar and Yankee Dollar Obligations	x	x	x	x	x	x
Fixed Income Securities	x	x	x	x	x	x
Floaters	x	x	x	x	x	x
Foreign Currency	x		x	x	x
Foreign Securities	x	x	x	x	x	x
Forwards	x		x	x	x
Funding Agreements						x
Futures Contracts	x	x	x	x	x
High Yield Securities	x	x	x	x	x

FIXED INCOME FUNDS
	Core Plus Fixed Income Portfolio	Corporate Bond Portfolio	High Yield Portfolio	Short Duration Income Portfolio	Strategic Income Portfolio	Ultra-Short Income Portfolio
Inverse Floaters	x	x	x		x
Investment Companies	x	x	x	x	x	x
Investment Funds			x		x
Investment Grade Securities	x	x	x	x	x	x
Limited Partnership and Limited Liability Company Interests
Loan Participations and Assignments	x		x		x
Loans of Portfolio Securities	x	x	x	x	x	x
Mortgage Related Securities	x	x	x	x	x
—Mortgage-Backed Securities	x	x	x	x	x
—Collateralized Mortgage Obligations	x	x	x	x	x
—Stripped Mortgage-Backed Securities	x	x	x		x
—Commercial Mortgage-Backed Securities	x	x	x	x	x
Municipals	x	x	x		x	x
Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x	x
Options	x	x	x	x	x
Preferred Stock	x	x	x	x	x
Private Investments in Public Equity
Promissory Notes						x
Public Bank Loans	x		x		x
Real Estate Investing			x		x
—Real Estate Investment Trusts			x		x
—Foreign Real Estate Companies			x		x
Repurchase Agreements	x	x	x	x	x	x
Reverse Repurchase Agreements	x	x	x	x	x	x
Rights	x		x		x
Short Sales	x	x	x	x	x
Structured Investments	x	x	x	x	x
Swaps	x	x	x	x	x
U.S. Government Securities	x	x	x	x	x	x
Warrants			x		x
When-Issued and Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x
When, As and If Issued Securities	x	x	x	x	x	x
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	x	x	x	x	x	x

INVESTMENTS AND RISKS

Morgan Stanley Investment Management Inc. is the adviser (the “Adviser”) to each Fund. Morgan Stanley Investment Management Limited is the investment sub-adviser (the “Sub-Adviser”) to the Strategic Income Portfolio.

Agencies: Agencies refer to fixed income securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the United States. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export- Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority (“TVA”).

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities (“MBS”) issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Borrowing: Borrowing for investment purposes creates leverage which is a speculative characteristic. Funds authorized to borrow will do so only when the Adviser and/or Sub-Adviser believe that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Each Fund is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), or the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33⅓% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. A Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

To the extent permitted by the 1940 Act, or the rules and regulations thereunder, each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of Fund transactions. Each Fund will maintain asset coverage in accordance with the 1940 Act. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Fund’s net asset value per share (“NAV”) and net yield. The use of leverage also may cause a Fund to liquidate Fund positions when it may not be advantageous to do so in order to satisfy its obligations or to maintain asset coverage.

In general, each Fund may not issue any class of senior security, except that each Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks cash or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Brady Bonds: Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. A Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

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Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).Each Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI. A Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund may purchase.

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Each Fund may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), Prime 1 or Prime 2 by Moody’s Investors Service, Inc. (“Moody’s”) or F1 or F2 by Fitch Ratings, Inc. (“Fitch”)) or, if not rated, determined to be of comparable quality by the Adviser;

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Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

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U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

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Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

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Repurchase agreements collateralized by the securities listed above.

Commercial Paper: Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody’s, S&P or Fitch.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

With respect to Fitch, a short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A F1 rating indicates the strongest intrinsic capacity for timely payment of financial commitments whereas a F2 rating indicates good intrinsic capacity for timely payment of financial commitments.

Commodity-Linked Investments: Certain Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Funds may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in wholly-owned Subsidiaries of the Funds (each, a “Subsidiary”). Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or a Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Funds’ investments may underperform an investment in traditional securities. Over the long term, the returns on the Funds’ investments are expected to exhibit low or negative correlation with stocks and bonds.

Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Contracts for Difference (“CFDs”): The Mid Cap Growth Porfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Convertibles: A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Corporates: Corporates are fixed income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due to the holder.

Custodial Receipts: The Ultra-Short Income Portfolio may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Depositary Receipts: Depositary Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Derivatives: Certain Funds may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, Fund management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. A Fund complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser and/or Sub-Adviser seek to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Adviser and/or Sub-Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund.

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Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

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Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the Fund investment, which could result in a Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit a Fund’s opportunity for gains or result in losses by offsetting or limiting a Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

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The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by a Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse, and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

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A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and government manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to a Fund’s potential economic exposure under the transaction. A Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or a Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e., a Fund’s daily net liability) under the derivative, if any, rather than the derivative’s full notional amount or the market value of the instrument underlying the derivative, as applicable. By segregating assets equal to only its net obligations under cash-settled derivatives, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, proposed regulatory changes by the SEC relating to a mutual fund’s use of derivatives could potentially limit or impact a Fund’s ability to invest in derivatives and adversely affect the value or performance of a Fund or its derivative investments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

A Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”) for U.S. federal income tax purposes.

The Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended, with respect to its service as investment adviser to the Global Multi-Asset Income and Global Strategist Portfolios. The Adviser and Funds are exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Subsidiaries.

The Trust, on behalf of each Fund, except with respect to the Global Multi-Asset Income and Global Strategist Portfolios, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds), except with respect to the Global Multi-Asset Income and Global Strategist Portfolios, is subject to registration or regulation as a CPO under the CEA. If a Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Emerging Market Securities: Certain Funds may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country to be considered an emerging market security when held in one Fund, but not considered an emerging market security when held in another Fund if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, or by a Fund’s benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

A Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.

Eurodollar and Yankee Dollar Obligations: Eurodollar and Yankee dollar obligations are fixed income securities that include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros. Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Funds may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies. Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Fixed Income Securities: Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. The historically low interest rate environment increases the risk associated with rising interest rates. The Funds may face a heightened level of risk, especially since the Federal Reserve Board has ended its quantitative easing program and may begin to raise rates. Furthermore, in June 2017, the Federal Reserve Board signaled intentions to cut its balance sheet by allowing at least some securities to retire upon maturity, thereby reducing the money supply and increasing interest rate risk. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security’s sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security’s price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Fund may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Fund’s assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market- making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Floaters: Floaters are fixed income securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third-party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency Transactions: The U.S. dollar value of the assets of the Funds, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Funds also may manage their foreign currency transactions by entering into foreign currency forward exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under “Derivatives” above.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of a Fund. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign Currency Warrants. The Funds may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser and/or Sub-Adviser will endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Fund may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the U.S., or otherwise adversely affect a Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Certain Funds may be able to pass through to their shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser and/or Sub-Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed Income Securities. Foreign government fixed income securities are fixed income securities issued by a government other than the U.S. Government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed Income Securities. Foreign corporate fixed income securities are fixed income securities issued by a private issuer in a country other than the United States.

Referendum on the UK’s EU Membership. On June 23, 2016, the United Kingdom (“UK”) voted by referendum to leave the EU, an event widely referred to as “Brexit”. The UK is the first member to vote to leave the EU and its departure is expected to take several years to effect. At present, the nature of the relationship of the UK with the remaining EU members is uncertain. In addition, spurred by the UK referendum vote, other EU members may propose similar measures, thereby raising the possibility of additional departures from the EU. Accordingly, there is a heightened or increased risk of market instability and legal and regulatory change following the UK referendum vote.

The Funds may make investments in the UK (before and after its departure from the EU), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which the Funds conduct their business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on a Fund’s investment returns. Potential consequences to which the Funds may be exposed, directly or indirectly, as a result of the UK referendum vote include, but are not limited to, market dislocations, economic and financial instability in the UK and in other EU members, increased volatility and reduced liquidity in financial markets, reduced availability of capital, an adverse effect on investor and market sentiment, Sterling and Euro destabilization, reduced deal flow in a Fund’s target markets, increased counterparty risk and regulatory, legal and compliance uncertainties. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of a Fund, the Adviser and/or the Sub-Adviser in general. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of a Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Prospective investors should note that many of the foregoing risks are totally, or in part, outside of the control of a Fund, the Adviser and Sub-Adviser.

Forwards: A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. A Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for a Fund than if it had not entered into foreign currency forward exchange contracts. Certain Funds may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which a Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser and/or Sub-Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund’s portfolio securities.

When required by law, a Fund will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Fund’s total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Fund’s commitments with respect to such contracts.

A Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a RIC.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Funding Agreements: A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. The Ultra-Short Income Portfolio may invest up to 10% of its net assets in illiquid securities, including funding agreements.

Futures Contracts: A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

In addition, a Fund may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. A Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Fund and the aggregate value of the initial and variation margin payments made by a Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Regulatory Matters” above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

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Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. A Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Fund, becomes insolvent or declares bankruptcy.

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Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

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Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities: High yield securities are generally considered to include fixed income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that a Fund holds may be downgraded to below investment grade by the rating agencies. If a Fund holds a security that is downgraded, the Fund may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.

Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Investment Company Securities: Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds. A Fund may, to the extent noted in the Fund’s non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act, as amended from time to time. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits a Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in any such Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, each Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, each Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses. The SEC has adopted changes to the rules that govern money market funds. These changes: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%), or “redemption gate” that temporarily restricts redemptions from the money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV rounded to the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). ”Government money market funds” are exempt from these requirements. These changes may affect the investment strategies, performance and operating expenses of money market funds.

Exchange-Traded Funds (“ETFs”). Certain Funds may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Funds. Therefore, as a shareholder in an ETF, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which a Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. A Fund may invest in these investment funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws. Funds that may invest in these investment funds will invest in such investment funds only where appropriate given that the Fund’s shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.

Investment Grade Securities: Investment grade securities are fixed income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between sound obligations and those in which speculative elements predominate. Any Fund is permitted to hold investment grade securities or “high grade” securities, and may hold unrated securities if the Adviser and/or Sub-Adviser consider the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income security. Moreover, market risk also will affect the prices of even the highest rated fixed income securities so that their prices may rise or fall even if the issuer’s capacity to repay its obligations remains unchanged.

Limited Partnership and Limited Liability Company Interests: A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. A Fund may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Loan Participations and Assignments: Loan participations are interests in loans or other direct debt instruments (“Loans”) relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Fund’s investments in Loans may be in the form of a participation in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third-parties. In the case of a Participation, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the Adviser to be creditworthy.

When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Loan Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Loan Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing a Fund’s securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Loans of Portfolio Securities: Each Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Funds employ an agent to implement the securities lending program and the agent receives a fee from the Funds for its services. A Fund will not lend more than 33-1/3% of the value of its total assets.

Each Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short- term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but a Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust’s Board of Trustees. Each Fund loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and MBS issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With MBS, many mortgagees’ obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, government-related and private organizations. A Fund may invest in securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, private issuers and other government agencies. MBS issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Fund will purchase only MBS that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser and/or Sub-Adviser to be of comparable quality.

MBS are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as Ginnie Mae certificates are. Freddie Mac securities are supported by Freddie Mac’s right to borrow from the U.S. Treasury. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of Ginnie Mae and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBS (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (“To Be Announced”) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. Investments in mortgage-backed securities may give rise to a form of leverage and may cause a Fund’s portfolio turnover rate to appear higher. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged.

Like fixed income securities in general, MBS will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBS held by a Fund may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBS to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBS, the Adviser and/or Sub-Adviser look for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Fund may invest, without limit, in MBS issued by private issuers when the Adviser and/or Sub-Adviser deem that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. A Fund will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody’s, Fitch or S&P or are deemed by the Adviser and/or Sub-Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veteran Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”) or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and MBS issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its MBS. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four- family housing units.

Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are MBS that are collateralized by mortgage loans or mortgage pass-through securities, and multi- class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.

A Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent a Fund invests in IOs and POs, it may increase the risk of fluctuations in the NAV of a Fund.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third-parties (referred to herein as “third-party credit support”), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which a Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Funds will meet the quality criteria set out in the Prospectus for the Funds.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser and/or Sub-Adviser to appraise independently the fundamental quality of the bonds held by the Funds.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means a Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The Funds eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing

“non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each lease obligation purchased by the Funds. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Funds may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of Funds to arrive at a fair value for certain securities at certain times and could make it difficult for the Funds to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Fund may be required to bear the expenses of registration.

As a general matter, a Fund may not invest more than 15% (10% with respect to the Ultra-Short Income Portfolio) of its net assets, determined at the time of investment, in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration, including commercial paper issued in reliance on the so-called “private placement” exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“Rule 144A Securities”), and may be deemed to be liquid under guidelines adopted by the Trust’s Board of Trustees. The Funds may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Funds cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Options: An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Funds and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. Certain Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security and retains the premium received.

Certain Funds may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by a Fund; or (b) a Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

A Fund may only write put options that are “covered.” A put option on a security is covered if (a) a Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) a Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund may close out an options position which it has written through a closing purchase transaction. A Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security which has the same exercise price and expiration date as the call option written by a Fund. A Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security which have the same exercise price and expiration date as the option written by a Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.

Purchasing Options. Certain Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to a Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to a Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange- traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser and/or Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser and/or Sub-Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Fund’s futures position.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The exercise of options written or purchased by a Fund could cause a Fund to sell portfolio securities, thus increasing a Fund’s portfolio turnover.

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A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

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A Fund’s options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

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The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

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A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Fund in connection with options transactions.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser and/or Sub-Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Preferred Stocks: Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Preferred stocks have many of the characteristics of both equity securities and fixed income securities.

Promissory Notes: Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in corporate debt. The Ultra-Short Income Portfolio may invest up to 10% of its net assets in illiquid securities, including unsecured bank promissory notes.

Public Bank Loans: Certain Funds may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody’s, BBB or higher by S&P) or below investment grade (below Baa by Moody’s or below BBB by S&P). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Real Estate Investing: Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.

Real Estate Investment Trusts (“REITs”) and Foreign Real Estate Companies. Certain Funds may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears REIT and foreign real estate company management expenses along with the direct expenses of the Fund. REITs are generally not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for tax-free pass-through income under the Code.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests. Such specialized ownership vehicles in which the Funds may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

Repurchase Agreements: Repurchase agreements are transactions in which a Fund purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed-upon date and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The term of these agreements usually ranges from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, a Fund receives securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by a Fund’s custodian or an approved third-party for the benefit of the Fund until repurchased. Repurchase agreements permit a Fund to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the value of the repurchased securities declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, a Fund’s realization upon the collateral may be delayed.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Pursuant to an order issued by the SEC, the Funds may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Funds expect to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Fund’s participation in the income from jointly purchased repurchase agreements will be based on that Fund’s percentage share in the total repurchase agreement.

Reverse Repurchase Agreements: Under a reverse repurchase agreement, a Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. A Fund will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. A Fund may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse repurchase agreement. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 331/3% of a Fund’s total assets, except as permitted by law.

Rights: Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer’s common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Sector Risk: Each Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on a Fund’s performance than if the Fund held a broader range of investments.

Short Sales: A short sale is a transaction in which a Fund sells securities that it owns or has the right to acquire at no added cost (i.e., “against the box”) or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, a Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, a Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a Fund will earmark or segregate cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Fund also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by a Fund involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, a Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Structured Investments: Certain Funds also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Funds will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Swaps: An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser and/or Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objective and policies, a Fund is not limited to any particular form or variety of swap contract. A Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Funds may also enter into related derivative instruments including caps, floors and collars.

A Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If a Fund enters into a swap agreement on other than a net basis, a Fund will earmark or segregate cash or liquid assets with a value equal to the full notional amount of a Fund’s accrued obligations under the agreement.

The Dodd-Frank Act and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. A Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that a Fund is contractually obligated to make.

Certain Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If a Fund sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of a Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credit default swap. Where a Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. A Fund will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by a Fund. The use of credit default swaps could result in losses to a Fund if the Adviser and/or Sub-Adviser fail to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

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OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

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In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

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The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect a Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

U.S. Government Securities: “U.S. government securities” refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that certain Funds may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Funds may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

Certain of the Funds may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, certain Funds may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

When-Issued and Delayed Delivery Securities: From time to time, the Funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Funds may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. Each Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities: A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Fund until the Adviser determines that issuance of the security is probable. At that time, a Fund will record the transaction and, in determining its NAV, will reflect the value of the security daily. At that time, a Fund will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of a Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its NAV. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities: Zero coupon, pay-in-kind and deferred payment securities are all types of fixed income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although a Fund will not receive cash periodic coupon payments on these securities, the Fund may be deemed to have received interest income, or “phantom income” during the life of the obligation. A Fund may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Fund intends to pass along such interest as a component of the Fund’s distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest- paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Special Risks Related to Cyber Security: Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of a Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate a Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that a Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Special Risks Related to the Cayman Island Subsidiaries: Certain Funds may, consistent with their principal investment strategies, invest up to 25% of their total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. Investments in the Subsidiary are expected to provide each Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service (“IRS”) revenue rulings, as discussed below under “Taxes.” Each Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of the Subsidiaries will be sold or offered to other investors. To the extent that a Fund invests in its respective Subsidiary, the Fund may be subject to the risks associated with such commodities instruments and other securities.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, they are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or the Subsidiaries to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit the Funds’ ability to invest in the Subsidiaries which may adversely affect the Funds and their shareholders.

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, each Fund will not change its objective and will not:

1

purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

2

purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

3

make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

4

invest in a manner inconsistent with its classification as a “diversified company” as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

5

borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

6

underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

7

acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities, except that the Ultra-Short Income Portfolio will invest, under normal circumstances, at least 25% of its assets in securities issued by companies in the financial services industry. Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates. The Ultra-Short Income Portfolio’s investments in repurchase agreements will be considered to be investments in the industry of their respective counterparties for purposes of this policy. Although the Ultra-Short Income Portfolio concentrates its investments in the financial services industry, it may invest less than 25% of its assets in this industry as a temporary defensive measure; and

8

issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. Each Fund is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Fund will:

1

purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

2

sell short unless the Fund (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund’s custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

3

pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Fund may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

4

invest more than an aggregate of 15% (10% with respect to the Ultra-Short Income Portfolio) of the net assets of the Fund, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

5

invest for the purpose of exercising control over management of any company; and

6

invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations,

interpretations or orders of the SEC and its staff thereunder; provided that no Fund will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The percentage limitations contained in these fundamental and non-fundamental limitations apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of a Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings. Future series of the Trust may adopt different limitations.

Pursuant to an order from the SEC, the Funds may enter into interfund lending arrangements. Interfund loans and borrowings permit each Fund to lend money directly to and borrow from other series of the Trust for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Fund will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Fund will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Fund’s investment objective and other investments. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

The investment policies, limitations or practices of the Funds may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Adviser’s fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Adviser or the Trust receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of a Fund. Consideration includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third-parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Trust makes available on its public website the following portfolio holdings information:

■

complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except with respect to the Mid Cap Growth and Ultra-Short Income Portfolios);

■

complete portfolio holdings information monthly, at least 3 business days after the end of each month (with respect to the Ultra-Short Income Portfolio);

■

complete portfolio holdings information quarterly, at least 45 calendar days after the end of each quarter (with respect to the Mid Cap Growth Portfolio);

■

complete portfolio holdings information weekly, at least 2 business days following the end of the prior week (with respect to the Ultra-Short Income Portfolio); and

■

top 10 holdings monthly, at least 15 calendar days after the end of each month (except with respect to the Ultra-Short Income Portfolio).

The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semi-annual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Trust may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third-parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third-party pursuant to an exemption unless and until the third-party recipient has entered into a nondisclosure agreement with the Trust and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Trust or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Funds’ independent registered public accounting firm (as of the Trust’s fiscal year end and on an as-needed basis), (ii) counsel to the Funds (on an as-needed basis), (iii) counsel to the independent Trustees (on an as-needed basis) and (iv) members of the Board of Trustees (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Trust and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and/or Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Funds without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and/or Sub-Adviser or any affiliate of the Adviser or Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (4) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

The Trust may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

Portfolio holdings information may be provided to broker dealers, prime brokers, futures commission merchants, or similar providers in connection with each Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material non-public information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of Morgan Stanley Investment Management (“MSIM”) pursuant to regulatory requirements or may be reported by each Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.

The Adviser, the Sub-Adviser, the Trust and/or certain Funds currently have entered into ongoing arrangements regarding the selective disclosure of portfolio holdings information with the following parties:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.[2]	Daily basis	[3]
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited[4]	Monthly basis	Approximately three business days
ITG Inc.[4]	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
FX Transparency LLC	Quarterly basis	Approximately three-four weeks after quarter end
1	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
2	With respect to the Core Plus Fixed Income, Corporate Bond, Global Multi-Asset Income, Global Strategist, High Yield, Short Duration Income, Strategic Income and Ultra-Short Income Portfolios, only.
3	Information will typically be provided on a real time basis or as soon thereafter as possible.
4	With respect to the Global Multi-Asset Income, Global Strategist and Mid Cap Growth Portfolios, only.

Further, with respect to the Ultra-Short Income Portfolio, certain entities such as municipalities, which may not be authorized to enter into a non-disclosure agreement, may enter into an undertaking to keep any non-public holdings information confidential.

All disclosures of non-public portfolio holdings information made to third-parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time to time whether such third-parties should continue to receive portfolio holdings information.

The Adviser and/or Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third-party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE AND REDEMPTION OF SHARES

The Trust has suspended offering Class L shares of the Funds and Class C shares of Short Duration Income Portfolio to all investors. The Class L shareholders of the Funds and the Class C shareholders of Short Duration Income Portfolio do not have the option of purchasing additional Class L shares and Class C shares, respectively. However, the existing Class L shareholders of the Funds and existing Class C shareholders of Short Duration Income Portfolio may invest in additional Class L shares and Class C shares, respectively, through reinvestment of dividends and distributions.

Information concerning how Fund shares are offered to the public (and how they are redeemed or exchanged) is provided in the applicable Fund’s Prospectus. Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial investments for certain categories of investments.

The NAV of each Fund is calculated on days that the New York Stock Exchange (“NYSE”) is open for business except, with respect to the Ultra-Short Income Portfolio, when the following federal holidays are observed: Columbus Day and Veterans Day). NAV is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (for each Fund, the “Pricing Time”). If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open.

Additional Purchase Information. You may purchase Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class shares directly from the Funds by Federal Funds wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check (except, with respect to the Ultra-Short Income Portfolio, when the following federal holidays are observed: Columbus Day and Veterans Day). Investors may also invest in a Fund by purchasing Class I, Class A, Class L, Class C, Class IR, Class IS and/or Institutional Class shares through certain third-parties, such as brokers, dealers or other financial intermediaries that have entered into a selling agreement with the Distributor (each a “Financial Intermediary”). Some Financial Intermediaries may charge an additional service or transaction fee (see also “Investment Through Financial Intermediaries”). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds or their agents incur. If you are already a shareholder, the Funds may redeem shares from your account(s) to reimburse the Funds or their agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Funds.

Check. An account may be opened and you may purchase Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class shares by completing and signing a New Account Application and mailing it, together with a check payable to “Morgan Stanley Institutional Fund Trust—[Fund name]” to:

Morgan Stanley Institutional Fund Trust
 c/o DST Asset Manager Solutions, Inc.
 P.O. Box 219804
 Kansas City, MO 64121-9804

A purchase of shares by check ordinarily will be credited to your account at the NAV determined on the day of receipt.

Investment Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Trust so that an investor may purchase or redeem Class I, Class A, Class L, Class C, Class IR, Class IS and Institutional Class shares at the NAV next determined after the Financial Intermediary receives the share order. In other instances, the Trust has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Trust will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary’s authorized designee, receives the share order from an investor.

Conversion To a New Share Class. If the value of an account containing shares of a Fund falls below the investment minimum for the class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth in the applicable Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Trust will not convert to another class of shares based solely upon changes in the market that reduce the NAV of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares. If the value of an account falls below the investment minimum for that Class because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth in the applicable Fund’s Prospectus and, if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

Suspension of Redemptions. The Trust may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for a Fund to dispose of securities it owns, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

Further Redemption Information. To protect your account and the Trust from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Trust to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An “eligible guarantor institution” may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment (“stock power”) which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by a Fund are also being redeemed, on the letter or stock power.

Transactions With Broker/Dealers. The Trust has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. For purposes of determining the purchase price of shares, a Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, accepts the order. In other words, orders will be priced at the NAV next computed after such orders are accepted by an authorized broker or the broker’s authorized designee.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer shares of the Funds to another person by written request to Shareholder Services at Morgan Stanley Institutional Fund Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed New Account Application for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described in the Prospectuses. As in the case of redemptions, the written request must be received in good order before any transfer can be made.

Valuation of Shares

NAV is determined by dividing the total market value of each Fund’s investments and other assets, less the total market value of all liabilities, by the total number of outstanding shares of that Fund. The NAV for each class of shares offered by a Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class A, Class L, Class C and Institutional Class shares.

In the calculation of a Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser and/or Sub-Adviser, as applicable, that the closing price, the last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Certain of a Fund’s securities may be valued using as an input evaluated prices provided by an outside pricing service approved by the Board. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures adopted by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

Although the legal rights of Class I, Class A, Class L, Class C, Class IR. Class IS and Institutional Class shares will be identical, the different expenses borne by each class will result in different NAVs and dividends for the class. Dividends will differ by approximately the amount of the class specific expenses (distribution, transfer agency and sub transfer agency fees). The NAV of Class A, Class L, Class C and Institutional Class shares will generally be lower than the NAV of Class I, Class IR and Class IS shares as a result of the shareholder services fees charged to Class A and Institutional Class shares and the distribution and shareholder services fees charged to Class L and Class C shares and certain other class-specific expenses of Class A, Class C and Class L shares.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of the Trust consists of 11 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Trustees have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees as defined under the 1940 Act.

Board Structure and Oversight Function

The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Trust between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Trust and Trust stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Trust’s activities and associated risks. The Board of Trustees has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Trust. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Trust’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Funds. In addition, appropriate personnel, including but not limited to the Trust’s Chief Compliance Officer, members of the Trust’s administration and accounting teams, representatives from the Trust’s independent registered public accounting firm, the Trust’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Trust’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Trust officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Funds. Moreover, the Board recognizes that it may be necessary for the Funds to bear certain risks (such as investment risk) to achieve their respective investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Trust’s operations and related risks.

Trustees

The Trust seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Information about the Trust’s Governance Committee and Board of Trustee nomination process is provided below under the caption “Independent Trustee and the Committees.”

The Trustees of the Trust, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2017 unless otherwise indicated) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”) (collectively, the “Morgan Stanley Funds”).

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various nonprofit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non-profit organizations.

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Formerly, Member of Virginia
Commonwealth University
School of Business Foundation
(2005-2016); Member of
Virginia Commonwealth
University Board of Visitors
(2013-2015); Member of
Committee on Directors for
Emerging Markets Growth
Fund, Inc. (2007-2010);
Chairperson of Performance
Equity Management, LLC
(2006-2010); and Chairperson,
GMAM Absolute Return
Strategies Fund, LLC (2006-
2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999- December 2010); Director, The Victory Funds (February 2005- July 2008).	90

Director of Cincinnati Bell
Inc. and Member, Audit
Committee and
Compensation Committee;
Director of Northern
Kentucky University
Foundation and Member,
Investment Committee;
Member of Chase College of
Law Transactional Law
Practice Center Board of
Advisors; Director of Best
Transport; Director of Chase
College of Law Board of
Visitors; formerly, Member,
University of Cincinnati
Foundation Investment
Committee; Member, Miami
University Board of Visitors
(2008-2011); Trustee of
Victory Funds (2005-2008)
and Chairman, Investment
Committee (2007-2008) and
Member, Service Provider
Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	89	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co- Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999)

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004- 2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	88	None

Independent Trustees:
Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JPMorgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987- 2012).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Executive Officers:
Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Daniel E. Burton, Princess Kludjeson, Kristina Magolis, Francesca Mead and Jill Whitehall.

It is a policy of the Trust’s Board that each Trustee shall invest at least $250,000 ($100,000 prior to January 1, 2015) in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund. Newly elected or appointed Trustees have three years to comply with this policy.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2017 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2017)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2017)
Independent:
Frank L. Bowman	[1]	over $100,000
Kathleen A. Dennis	[1]	over $100,000
Nancy C. Everett	None	over $100,000
Jakki L. Haussler	None	over $100,000
Manuel H. Johnson	[1]	over $100,000
Joseph J. Kearns[2]	[1]	over $100,000
Michael F. Klein[2]	[1]	over $100,000
Patricia Maleski	N/A	$50,001-$100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed[2]	[1]	over $100,000
Fergus Reid[2]	None	over $100,000
1	Frank L. Bowman—Mid Cap Growth Portfolio ($50,001-$100,000); Kathleen A. Dennis—Mid Cap Growth Portfolio (over $100,000); Jakki L. Haussler—High Yield Portfolio (over $100,000); Manuel H. Johnson—Short Duration Income Portfolio (over $100,000); Joseph J. Kearns—Corporate Bond Portfolio (over $100,000) and Global Strategist Portfolio (over $100,000); Michael F. Klein—High Yield Portfolio (over $100,000); Patricia Maleski—Ultra-Short Income Portfolio ($50,001-$100,000); and W. Allen Reed—Global Strategist Portfolio (over $100,000).
2	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

As of January 1, 2018, the Trustees and officers of the Trust, as a group, owned less than 1% of any Class of the outstanding shares of beneficial interest of each Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and reviewing the valuation process. The Trust has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Trust are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein, Patricia Maleski and W. Allen Reed. None of the members of the Trust’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Trust (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Trust under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Trust is Joseph J. Kearns.

The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Trustee. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating Committee meetings. The Chairperson of the Governance Committee is Fergus Reid.

The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Trust and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Nancy C. Everett and Manuel H. Johnson, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Trust. The Investment Committee also recommends to the Board to approve or renew the Trust’s Investment Advisory and Administration Agreements. Each Independent Trustee is a member of the Investment Committee. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

1

Equity—W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

2

Fixed Income—Michael F. Klein (Chairperson) and Fergus Reid.

3

Liquidity and Alternatives—Kathleen A. Dennis (Chairperson), Jakki L. Haussler, Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings, filling in where necessary.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Trust’s fiscal year ended September 30, 2017, the Board of Trustees held the following meetings:

Board of Trustees/Committee/Sub-Committee	Number of Meetings
Board of Trustees	6
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	6
Closed-End Fund Committee	4

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee) and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA and Director of the U.S. Naval Submarine League. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Trust’s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the

JPMorgan Funds, at the Pierpont Group, and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JPMorgan Fund complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

The Trustees’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds

The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification

The Fund’s Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust , except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Shareholder Communications

Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Effective January 1, 2018, each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $270,000 ($260,000 prior to January 1, 2018) for serving as a Trustee of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Governance Committee Chairperson receives an additional annual retainer fee of $35,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $60,000.

Each Sub-Committee Chairperson receives an additional annual retainer fee of $40,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. Michael E. Nugent receives a total annual retainer fee of $540,000 ($520,000 prior to January 1, 2018) for his services as Chair of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Trust for their services as a Trustee.

Effective April 1, 2004, the Trust began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or Funds thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

Prior to April 1, 2004, the Trust maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Trust’s Trustees from the Trust for the fiscal year ended September 30, 2017 and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2017.

COMPENSATION[1]
Name of Trustee	Aggregate Compensation From the Trust[2]	Total Compensation From Fund and Fund Complex Paid to the Trustees[3]
Frank L. Bowman	$ 11,326	$ 320,000
Kathleen A. Dennis	10,482	300,000
Nancy C. Everett	9,050	260,000
Jakki L. Haussler	9,050	260,000
Manuel H. Johnson	10,512	310,000
Joseph J. Kearns[3]	11,552	372,250
Michael F. Klein[2,3]	10,492	300,000
Patricia Maleski	9,050	260,000
Michael E. Nugent	17,689	520,000
W. Allen Reed[2,3]	10,486	300,000
Fergus Reid[3]	10,279	323,500
1	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year. The following Trustee deferred compensation from the Trust during the fiscal year ended September 30, 2017: Mr. Klein, $10,492 and Mr. Reed, $10,486.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2017 before deferral by the Trustees under the DC Plan. As of December 31, 2017, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $631,794, $1,237,064, $2,553,212 and $1,135,431, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below. In connection with certain reorganizations, the Fund, on behalf of each of the Global Strategist and Mid Cap Growth Portfolios, assumed the retirement benefits accrued to the Eligible Trustees of the funds acquired by such portfolios.

The following table illustrates the retirement benefits accrued to the Trust’s Independent Trustees by the Trust (on behalf of the Global Strategist and Mid Cap Growth Portfolios) for the period ended September 30, 2017 and by the Adopting Funds for the calendar year ended December 31, 2017, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses			Estimated Annual Benefits Upon Retirement[1]
Name of Independent Trustee	By the Fund[2]	By the Fund[3]	By all Adopting Funds	From the Fund[4]	From all Adopting Funds
Manuel H. Johnson	$970	$995	$39,763	$2,840	$57,237
Michael E. Nugent[5]	(503)	(503)	(21,501)	2,538	51,193
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.
2	Global Strategist Portfolio
3	Mid Cap Growth Portfolio
4	Global Strategist Portfolio and Mid Cap Growth Portfolio
5	Mr. Nugent’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses had been overaccrued.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by a Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2017, the Adviser, together with its affiliated asset management companies, had approximately $481.5 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement (the “Agreement”) and, subject to the supervision of the Trust’s Board of Trustees, makes or oversees each of the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund’s investments. Pursuant to the Agreement, the Adviser is entitled to receive from each class of shares of each Fund an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Funds, if necessary, if such fees would cause the total annual operating expenses of each such Fund to exceed the percentage of average daily net assets set forth in the below table reflecting the contractual advisory fee and the maximum expense ratios for each Fund. In determining the actual amount of fee waiver and/or expense reimbursement for a Fund, if any, the Adviser excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for a Fund will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. With respect to the Ultra-Short Income Portfolio, the Distributor, Adviser and Administrator may also waive distribution fees, advisory fees, administration fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. Furthermore, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Distributor, Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

As discussed in each of the Global Multi-Asset Income Portfolio’s and Global Strategist Portfolio’s Prospectus, a Fund may gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands. Each Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to that Subsidiary. In consideration of these services, each Subsidiary will pay to the Manager at the end of each of the Subsidiary’s fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rate of 0.05%, to the average daily net assets of the Subsidiary for the quarter. The Adviser will waive or credit such amounts against the fees payable to the Adviser by the applicable Fund.

The following table reflects for each Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended September 30, 2015, 2016 and 2017.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Fund	2015 (000)	2016 (000)	2017 (000)	2015 (000)	2016 (000)	2017 (000)	2015 (000)	2016 (000)	2017 (000)
Core Plus Fixed Income	$498	$608	$419	$246	$93	$576	$30	$25	$60
Corporate Bond	0	81	0	143	49	164	1	2	2
Global Multi-Asset Income	0	0	0	40	93	96	2	5	4
Global Strategist	1,735	1,658	1,293	208	0	197	47	25	59
High Yield	117	345	361	246	255	394	1	1	2
Mid Cap Growth	31,539	13,071	3,656	0	0	0	171	99	47
Short Duration Income	227	82	0	103	216	336	2	3	7
Strategic Income	0	0	0	30	38	40	1	1	1
Ultra-Short Income	*	0	3,677	*	299	2,562	*	0	0
*	Not operational during the period.

The following table reflects the contractual advisory fee and the maximum expense ratios for each Fund.

Fund	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class A	Expense Cap Class L	Expense Cap Class C	Expense Cap Class IR	Expense Cap Class IS	Expense Cap Institutional Class
Core Plus Fixed Income	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.300% of the portion of the daily net assets exceeding $1 billion	0.42%	0.77%	1.02%	1.52%	–	–	–
Corporate Bond	0.375%	0.70%	1.05%	1.52%	1.80%	–	–	–
Global Multi-Asset Income	0.65% of the portion of the daily net assets	0.95%	1.30%	–	2.05%	–	0.90%	–
Global Strategist	0.45%	0.74%	1.09%	1.59%	1.84%	–	0.71%	–
High Yield	0.60%	0.65%	1.00%	1.25%	1.75%	–	0.62%	–
Mid Cap Growth	0.50%	0.80%	1.15%	1.65%	1.90%	–	0.73%	–
Short Duration Income	0.20%	0.30%	0.55%	0.80%	1.30%	–	0.25%	–
Strategic Income	0.40% of the portion of the daily net assets not exceeding $500 million; and 0.35% of the portion of the daily net assets exceeding $500 million	1.00%	1.35%	–	2.10%	–	0.95%	–
Ultra-Short Income	0.20%	–	0.55%	–	–	0.25%	–	0.30%

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Trust’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Fund of the Trust. If the holders of any Fund fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Fund which approved the Agreement, and to any Fund which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Fund without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Trust.

The Trust bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Trust expenses are, in turn, allocated to each Fund, based on their relative net assets. Each Fund bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Sub-Advisers

The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England (with respect to the Strategic Income Portfolio). The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the relevant Fund with investment advisory services subject to the overall supervision of the Adviser and the Trust’s Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the relevant Fund.

Principal Underwriter

Morgan Stanley Distribution, Inc. (the “Distributor”), an indirect wholly-owned subsidiary of Morgan Stanley, with its principal office at 522 Fifth Avenue, New York, NY 10036, distributes the shares of each Fund. Under the Distribution Agreement, the Distributor, as agent of the Trust, agrees to use its best efforts as sole distributor of each Fund’s shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Trust’s Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that each Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Fund Administration

The Adviser also provides administrative services to the Funds pursuant to an Amended and Restated Administration Agreement dated as of August 26, 2016 (the “Administration Agreement”). For its services under the Administration Agreement, the Trust pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of each Fund. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

For the fiscal years ended September 30, 2015, 2016 and 2017, the Trust paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Fund	2015 (000)	2016 (000)	2017 (000)
Core Plus Fixed Income	$ 165	$ 155	$ 225
Corporate Bond	30	28	35
Global Multi-Asset Income	5	11	12
Global Strategist	354	299	274
High Yield	48	80	101
Mid Cap Growth	5,074	2,107	593
Short Duration Income	88	109	135
Strategic INcome	6	8	8
Ultra-Short Income	*	119	2,496
*	Not operational during the period.

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Trust. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Trust.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111-2101, serves as Custodian for the Funds. The Custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act.

Transfer and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, serves as the Funds’ Transfer Agent and Dividend Disbursing Agent.

Co-Transfer Agent

Morgan Stanley Services Company, Inc. (“MSSCI”), 522 Fifth Avenue, New York, New York 10036, is a registered transfer agent and operates the Trust’s call center with respect to the Short Duration Income and Ultra-Short Income Portfolios. In connection therewith, MSSCI performs certain transfer agency services related to processing and relaying purchase and redemption orders to DST Asset Manager Solutions, Inc., the Funds’ Transfer Agent. MSSCI does not receive any direct compensation from the Funds for providing the call center or the related transfer agency services.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Trust invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

■

Cash Bonus.

■

Deferred Compensation:

■

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

■

Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

■

Revenue and profitability of the Firm

■

Return on equity and risk factors of both the business units and Morgan Stanley

■

Assets managed by the portfolio manager

■

External market conditions

■

New business development and business sustainability

■

Contribution to client objectives

■

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.

■

Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Other Accounts Managed by Portfolio Managers at September 30, 2017 (unless otherwise indicated)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Core Plus Fixed Income
Joseph Mehlman	4	$ 511.9 million	25	$ 5.6 billion	43	$ 11.8 billion[1]
Neil Stone	5	983.3 million	10	1.7 billion	70	22.5 billion[2]
Matthew Dunning	4	874.3 million	4	379.4 million	65	20.6 billion[3]
Jim Caron	7	1.4 billion	25	7.2 billion	51	13.0 billion[4]
Gregory Finck	2	297.9 million	11	4.6 billion	21	4.1 billion[5]
Corporate Bond
Joseph Mehlman	4	$ 795.9 million	25	$ 5.6 billion	43	$ 11.8 billion[1]
Christian G. Roth	8	1.1 billion	32	6.1 billion	52	16.5 billion[6]
Mikhael Breiterman-Loader	2	274.3 million	7	825.5 million	10	1.8 billion[7]
Global Multi-Asset Income
Cyril Moullé-Berteaux	5	$ 656.7 million	4	$ 1.4 billion	9	$ 5.9 billion[8]
Mark Bavoso	5	656.7 million	2	50.1 million	8	5.8 billion[8]
Sergei Parmenov	4	317.9 million	4	1.4 billion	8	5.8 billion[8]
Global Strategist
Mark A. Bavoso	5	$ 333.3 million	2	$ 50.1 million	8	$ 5.8 billion[8]
Cyril Moullé-Berteaux	5	333.9 million	4	1.4 billion	9	5.9 billion[8]
High Yield
Richard Lindquist	0	$ 0	26	$ 2.2 billion	2	$ 13.6 million[9]
Christian G. Roth	8	1.06 billion	32	6.1 billion	52	16.5 billion[6]
Jack Cimarosa	0	0	25	2.2 billion	2	13.6 million[9]
Mid Cap Growth
Dennis P. Lynch	20	$ 10.1 billion	11	$ 9.3 billion	10	$1.8 billion[10]
David S. Cohen	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Sam G. Chainani	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Alexander T. Norton	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Jason C. Yeung	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]
Armistead B. Nash	20	10.1 billion	11	9.3 billion	9	1.7 billion[10]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Short Duration Income
Neil Stone	5	$ 1.1 billion	9	$ 1.7 billion	70	$ 22.5 billion[2]
Matthew Dunning	4	1.0 billion	3	379.4 million	65	20.6 billion[3]
Eric Jesionowski	1	26.2 million	3	345.0 million	41	14.9 billion
Strategic Income
Jim Caron	7	$ 1.7 billion	25	$ 7.2 billion	51	$ 13.0 billion[4]
Richard Ford	4	728.6 million	31	15.1 billion	37	13.6 billion[11]
Michael Kushma	4	728.6 million	10	3.0 billion	31	10.2 billion[12]
Christian G. Roth	8	1.1 billion	32	6.1 billion	52	4.0 billion[6]
Ultra-Short Income
Jonas Kolk	9	$ 117.5 billion	4	$ 27.8 billion	10	$ 11.3 billion
Michael Cha	0	0	2	9.8 billion	1	4.0 billion
David Schoenfeld	0	0	0	0	0	0
1	Of these other accounts, five accounts with a total of approximately $3.4 billion in assets had performance-based fees.
2	Of these other accounts, three accounts with a total of approximately $1.4 billion in assets had performance-based fees.
3	Of these other accounts, two accounts with a total of approximately $564 million in assets had performance-based fees.
4	Of these other accounts, eight accounts with a total of approximately $6.4 billion in assets had performance-based fees.
5	Of these other accounts, one account with a total of approximately $913.4 million in assets had performance-based fees.
6	Of these other accounts, 11 accounts with a total of approximately $9.2 billion in assets had performance-based fees.
7	Of these other accounts, one account with a total of approximately $714.8 million in assets had performance-based fees.
8	Of these other accounts, three accounts with a total of approximately $3.1 billion in assets had performance-based fees.
9	Of these other accounts, one account with a total of approximately $2,396 in assets had performance-based fees.
10	Of these other accounts, two accounts with a total of approximately $630.1 million in assets had performance-based fees.
11	Of these other accounts, seven accounts with a total of approximately $6.4 billion in assets had performance-based fees.
12	Of these other accounts, nine accounts with a total of approximately $6.0 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers

As of September 30, 2017 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Fund and Portfolio Managers	Fund Holdings
Core Plus Fixed Income
Joseph Mehlman	None
Neil Stone	None
Matthew Dunning	None
Jim Caron	None
Gregory Finck	None
Corporate Bond
Joseph Mehlman	$10,001-$50,000
Christian G. Roth	None
Mikhael Breiterman-Loader	None
Global Multi-Asset Income
Cyril Moullé-Berteaux	None
Mark Bavoso	None
Sergei Parmenov	None
Global Strategist
Mark Bavoso	$100,001-$500,000
Cyril Moullé-Berteaux	None
High Yield
Richard Lindquist	$100,001-$500,000
Christian G. Roth	$100,001-$500,000

Fund and Portfolio Managers	Fund Holdings
Jack Cimarosa	None
Mid Cap Growth
Dennis P. Lynch	Over $1 million
David S. Cohen	$500,001-$1 million
Sam G. Chainani	$100,001-$500,000
Alexander T. Norton	$10,001-$50,000
Jason C. Yeung	$100,001-$500,000
Armistead B. Nash	None
Short Duration Income
Neil Stone	None
Matthew Dunning	None
Eric Jesionowski	None
Strategic Income
Jim Caron	None
Richard Ford	None
Michael Kushma	None
Christian G. Roth	None
Ultra-Short Income
Jonas Kolk	$500,001-$1 million
Michael Cha	$10,001-$50,000
David Schoenfeld	None

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the independent registered public accounting firm for the Funds and audits the annual financial statements of each Fund.

Fund Counsel

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Funds’ legal counsel.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Trust is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Trust’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.

Securities Lending

Pursuant to an agreement between the Trust and State Street, the Funds may lend their securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Trust, State Street administers the Funds’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Trust deems necessary to monitor the securities lending program.

For the fiscal year ended September 30, 2017, the following Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Core Plus Fixed Income	$ 41,786	$ 4,559	$ 0	$ 0	$ 0	$ 11,400	$ 0	$ 15,959	$ 25,827
Corporate Bond	7,691	825	0	0	0	2,234	0	3,059	4,632
Mid Cap Growth	959,713	143,766	0	0	0	1,279	0	145,045	814,668
1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Class A, Class L, Class C and Institutional Class

The Trust has adopted a Shareholder Services Plan for Class A shares and a Distribution and Shareholder Services Plan for Class L and Class C shares under Rule 12b-1 of the 1940 Act (together, the “Plans”). The Plans provide that the Trust, on behalf of each Fund, may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries an annualized service fee of up to 0.25% of the average daily net assets of each Fund attributable to Class A, Class C and Class L shares, as applicable. This service fee is for providing “personal service and/or the maintenance of shareholder accounts” as provided for in Section 2830(b)(9) of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. In addition, the Class L Plan provides that the Trust, on behalf of each Fund, may pay the Distributor an annualized distribution fee of up to 0.25% (0.50% with respect to the Global Multi-Asset Income, Global Strategist and Mid Cap Growth Portfolios) of the average daily net assets of each Fund attributable to Class L shares. The Class C Plan provides that the Trust, on behalf of each Fund, may pay the Distributor an annualized distribution fee of up to 0.75% of the average daily net assets of each Fund attributable to Class C shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services. The Distributor has agreed to waive the 12b-1 fee on Class A shares of the Corporate Bond Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waiver when it deems such action is appropriate. For the Trust’s fiscal year ended September 30, 2017, all amounts paid by the Trust with respect to the distribution fee were used to compensate broker-dealers, banks and other intermediaries for sales of Class L and Class C shares of the respective Funds.

The Trust has adopted a Shareholder Services Plan for Institutional Class shares, under which the Trust, on behalf of the Ultra-Short Income Portfolio, may pay Service Organizations (defined below) who provide shareholder services. Under the Shareholder Services Plan, the Trust, on behalf of Institutional Class, is authorized to pay the Distributor an annualized fee of 0.05% of the average daily net assets of the Ultra-Short Income Portfolio attributable to Institutional Class shares owned beneficially by the customers of such Service Organizations during such period, to compensate Service Organizations for providing the following services: processing and issuing confirmations concerning shareholder orders to purchase, redeem and exchange shares of Institutional Class; receiving and transmitting funds representing the purchase price or redemption proceeds of Institutional Class shares; and forwarding shareholder communications such as prospectus updates, proxies and shareholder reports. Service Organizations include institutions that (i) act directly or indirectly as nominees and recordholders of shares of each class for their respective customers who are or may become beneficial owners of such shares; (ii) provide services to other Service Organizations intended to facilitate or improve a Service Organization’s services to shareholders of the Trust with respect to the Ultra-Short Income Portfolio; and/or (iii) perform certain account services with respect to the shareholders pursuant to agreements between the Trust, on behalf of Institutional Class, and such Service Organizations.

With respect to sales of Class C shares of a Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund’s shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund’s Class C shares annually commencing in the second year after purchase.

The following table describes the distribution and/or shareholder servicing fees paid by each Fund with respect to its Class A, Class L, Class C and Institutional Class shares pursuant to the Plans, including the Shareholder Services Plan for Institutional Class shares, and the distribution- and/or shareholder servicing-related expenses for each Fund with respect to its Class A, Class L, Class C and Institutional Class shares for the fiscal year ended September 30, 2017. To the extent that expenditures on distribution- and/or shareholder servicing-related activities exceed the fees paid by a Fund, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Fund	Total Distribution and/or Shareholder Servicing Fees Paid by Fund	Distribution and/or Shareholder Servicing Expenses[1]	Distribution and/or Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Distribution and/or Shareholder Servicing Fees)
Class A
Core Plus Fixed Income	$ 109,572	$ 86,126	$ 23,446
Corporate Bond	11,342[2]	14,842	(3,500)
Global Multi-Asset Income	183	0	183
Global Strategist	615,378	552,208	63,170
High Yield	159,509	128,297	31,212
Mid Cap Growth	841,812	619,846	221,966
Short Duration Income	171,984	165,541	6,443
Strategic Income	65	0	65
Ultra-Short Income	3,457,112	3,481,463	(24,351)
Class L
Core Plus Fixed Income	$ 5,127	$ 4,694	$ 433
Corporate Bond	9,372	9,024	348
Global Strategist	156,493	148,621	7,872
High Yield	2,763	2,453	310
Mid Cap Growth	62,305	56,019	6,286
Short Duration Income	2,091	1,629	462
Class C
Core Plus Fixed Income	$ 42,499	$ 9,764	$ 32,735
Corporate Bond	3,845	284	3,561
Global Multi-Asset Income	98	0	98
Global Strategist	14,201	11,925	2,276
High Yield	31,899	14,378	17,521
Mid Cap Growth	34	0	34
Short Duration Income	652	0	652
Strategic Income	246	1	245
Institutional Class
Ultra-Short Income	$ 557,002	$ 560,020	$ (3,018)
Total Class A, Class L, Class C and Institutional Class	$ 6,255,584	$ 5,867,135	$ 388,449
1	Includes payments for distribution and/or shareholder servicing to third-parties and affiliated entities.
2	The shareholder servicing fee paid by the Corporate Bond Portfolio pursuant to the Class A Plan reflects a waiver of $7,562.

The Plans, including the Shareholder Services Plan for Institutional Class shares, were approved by the Trust’s Board of Trustees, including the Independent Trustees, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

Revenue Sharing

This section does not apply to Class IS shares.

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

1

an ongoing annual fee in an amount up to $550,000 in consideration of the Adviser’s participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2

an ongoing annual fee in an amount up to $400,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Funds by Morgan Stanley Smith Barney LLC financial advisors;

3

on Class A, Class C and Class L shares of the Funds held in Morgan Stanley Smith Barney LLC brokerage accounts, an ongoing annual fee in an amount equal to 0.16% of the total average daily NAV of such shares for the applicable quarterly period;

4

on Class I shares of a Fund held in Morgan Stanley Smith Barney LLC brokerage accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from such Fund based on the average daily NAV of such shares for the applicable quarterly period;

5

on new referrals after June 30, 2014 of $5 million or more in Class I shares of a Fund, Morgan Stanley Smith Barney LLC, under extraordinary circumstances, may receive an agreed upon one-time payment in an amount not to exceed 0.68% of the actual amount invested; and

6

on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Funds) of the amount sold, as applicable.*

With respect to other Financial Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Financial Intermediary:

1

on Class I, Class A, Class L and Class C shares of the Funds, reimbursement for ticket charges applied to Fund shares;

2

on Class I, Class A, Class L and Class C shares of the Funds held in brokerage and/or advisory program accounts, an ongoing annual fee in an amount up to 0.225% of the total average daily NAV of such shares for the applicable quarterly period;

3

an ongoing annual fee in an amount up to 0.25% on sales of Class I, Class A, Class L and Class C shares of the Funds through brokerage accounts; and

4

on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Financial Intermediaries may, at the discretion of the Distributor, receive a gross sales credit of up to 1.00% (with respect to the U.S. Equity and Asset Allocation Funds) or 0.50% (with respect to the Fixed Income Funds except the Short Duration Income Portfolio) of the amount sold, as applicable.*

* Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity and Asset Allocation Funds: 1.00% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $15 million, plus 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Funds: 0.50% on sales of $1 million to $4 million, plus 0.25% on sales over $4 million to $15 million, plus 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a contingent deferred sales charge (“CDSC”) of 1% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

With respect to certain affiliated entities of the Adviser and Distributor and other Financial Intermediaries, these payments, which are paid in accordance with the applicable compensation structure, currently include an ongoing annual fee in an amount up to 0.10% of the total average monthly NAV of shares of the Ultra-Short Income Portfolio held in the applicable accounts.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley Smith Barney LLC or other Financial Intermediaries may provide Morgan Stanley Smith Barney LLC or other Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which Morgan Stanley Smith Barney LLC or other Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney LLC and other Financial Intermediaries as to their compensation.

Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

BROKERAGE PRACTICES

Fund Transactions

The Adviser and/or Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Adviser are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, a Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Trust anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Adviser serve as investment adviser to a number of clients, including other investment companies. The Adviser and/or Sub-Adviser attempt to equitably allocate purchase and sale transactions among the Funds and other client accounts. To that end, the Adviser and/or Sub-Adviser consider various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the Funds and other client accounts.

The Adviser and/or Sub-Adviser select the brokers or dealers that will execute the purchases and sales of investment securities for each Fund. Selection of approved brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. The Adviser and/or Sub-Adviser effect transactions with those broker-dealers under the obligation to seek best execution. The Adviser and/or Sub-Adviser may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Trust, the Adviser and/or Sub-Adviser. Services provided may include certain research services (as described below), as well as effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the “Commission Management Program” or “CMP”), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations.

”Approved Equity CMP Partner Brokers” are those executing brokers with which the Adviser or its affiliated investment advisers have agreement(s) to accrue research commission credits for the benefit of clients. Over a certain time period, the research credits are pooled at the Approved Equity CMP Partner Brokers and a third-party vendor (also known as the “CMP Aggregator”) who will, under the Adviser’s supervision, act as the administrator of certain CMP related activities which may include reconciliation of research credits with brokers, as well as holding research credits in an account for purposes of distribution to applicable research providers at a later time. These research credits are subsequently used to pay for eligible research services.

Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser’s affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliated investment advisers instruct these approved equity brokers to transfer a predetermined percentage of commissions to an aggregator. The Adviser and/or its affiliated investment advisers then instruct the aggregator to utilize these balances to pay for eligible research provided by executing brokers or third-party research providers on the Adviser’s and its affiliated investment advisers’ Approved Research Provider List. Generally, the Adviser and its affiliated investment advisers will direct the aggregator and/or approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the aggregator and/or approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and/or executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated on behalf of both the Adviser and its affiliated investment advisers. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for proprietary research services provided in accordance with Section 28(e) of the 1934 Act. Such transactions include equity transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third-party benefits/research so long as all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Where a particular item has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

The Adviser’s personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Conduct Authority and Prudential Regulation Authority Rules and other relevant regulatory requirements.

The Adviser and certain of its affiliates currently serve as an investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser, and its affiliates, to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Trust) in such manner they deem equitable. In making such allocations among the Trust and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Funds and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Trust may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Trust’s Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Trust is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Trust’s Adviser.

During the fiscal years ended September 30, 2015, 2016 and 2017, the Trust did not effect any principal transactions with Morgan Stanley & Co. LLC.

Brokerage Commissions Paid

During the fiscal years ended September 30, 2015, 2016 and 2017, the Trust paid brokerage commissions of approximately $3,399,136, $2,038,858 and $912,666, respectively. During the fiscal years ended September 30, 2015, 2016 and 2017, the Trust paid in the aggregate $1,834, $16,565 and $9,999, respectively, as brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended September 30, 2017, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 1.10% of the total brokerage commissions paid by the Trust during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.51% of the aggregate dollar value of all portfolio transactions of the Trust during the period for which commissions were paid.

For the fiscal year ended September 30, 2017, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2017
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Fund	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Core Plus Fixed Income	$ 15,700	$ 0	0.00%	0.00%
Corporate Bond	2,060	0	0.00%	0.00%
Global Multi-Asset Income	8,812	0	0.00%	0.00%
Global Strategist	167,171	0	0.00%	0.00%
High Yield	1,653	0	0.00%	0.00%
Mid Cap Growth	711,325	9,999	1.41%	2.26%
Short Duration Income	5,348	0	0.00%	0.00%
Strategic Income	597	0	0.00%	0.00%
Ultra-Short Income	0	0	0.00%	0.00%

During the fiscal years ended September 30, 2015 and September 30, 2016, each Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows.

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2015 and 2016
	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2016
Fund	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker-dealers
Core Plus Fixed Income	$ 18,270	$0	$ 13,227	$0
Corporate Bond	4,936	0	2,492	0
Global Multi-Asset Income[1]	7,625	0	9,034	0
Global Strategist	253,220	0	204,687	0
High Yield	0	0	1,494	0
Mid Cap Growth	3,101,270	1,834	1,797,159	16,565
Short Duration Income	12,984	0	9,880	0
Strategic Income[2]	831	0	885	0
Ultra-Short Income[3]	-	-	0	0
1	The Fund commenced operations on April 30, 2015.
2	The Fund commenced operations on December 30, 2014.
3	The Fund commenced operations on April 28, 2016.

Regular Broker-Dealers

During the fiscal year ended September 30, 2017, the following Funds purchased securities issued by the following issuers, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Trust or the Funds in the largest dollar amounts during the period:

Fund	Issuer
Core Plus Fixed Income	Bank of America Securities LLC BNP Paribas SA Citigroup Global Markets, Inc. Credit Suisse Group AG Deutsche Bank Financial LLC Goldman Sachs & Co. JPMorgan Chase & Co. Wells Fargo & Co.
Corporate Bond	Bank of America Securities LLC Citigroup Global Markets, Inc. Deutsche Bank Financial LLC Goldman Sachs & Co. JPMorgan Chase & Co. Wells Fargo & Co.
Global Multi-Asset Income

Bank of America Securities LLC
Citigroup Global Markets, Inc.
Goldman Sachs & Co.
JPMorgan Chase & Co.
Macquarie Securities Ltd.
RBC Capital Markets
Societe Generale
State Street Bank & Trust Co.
UBS Financial Services, Inc.

Global Strategist	Bank of America Securities LLC Citigroup Global Markets, Inc. Goldman Sachs & Co. HSBC Holdings PLC JPMorgan Chase & Co. State Street Bank & Trust Co. UBS Financial Services, Inc.
High Yield	Jefferies & Company LLC
Short Duration Income	Citigroup Global Markets, Inc. Deutsche Bank Financial LLC Goldman Sachs & Co. Wells Fargo & Co.
Strategic Income	Banco Santander SA Deutsche Bank Financial LLC
Ultra-Short Income	Bank of America Securities LLC Barclays Bank PLC Citigroup Global Markets, Inc. Credit Suisse Group AG RBC Capital Markets Wells Fargo & Co.

At September 30, 2017, the Funds held securities issued by such brokers or dealers with the following market values:

Fund	Issuer	Approximate Market Value at 09/30/17
Core Plus Fixed Income	Bank of America Securities LLC	$ 2,785,000
	JPMorgan Chase & Co.	2,694,000
	Citigroup Global Markets, Inc.	2,260,000
	Wells Fargo & Co.	2,212,000
	Credit Suisse Group AG	1,491,000
	Goldman Sachs & Co.	1,206,000
	BNP Paribas SA	710,000
	Deutsche Bank Financial LLC	628,000
Corporate Bond	Bank of America Securities LLC	$ 962,000

Fund	Issuer	Approximate Market Value at 09/30/17
	JP Morgan Chase & Co.	911,000
	Wells Fargo & Co.	871,000
	Citigroup Global Markets, Inc.	696,000
	Goldman Sachs & Co.	668,000
	Deutsche Bank Financial LLC	201,000
Global Multi-Asset Income	Citigroup Global Markets, Inc.	$ 77,000
	Goldman Sachs & Co.	66,000
	JPMorgan Chase & Co.	62,000
	Bank of America Securities LLC	52,000
	RBC Capital Markets	40,000
	Societe Generale	28,000
	UBS Financial Services, Inc.	7,000
	Macquarie Securities Ltd.	4,000
	State Street Bank & Trust Co.	*
Global Strategist	JPMorgan Chase & Co.	$ 2,722,000
	Bank of America Securities LLC	1,726,000
	Citigroup Global Markets, Inc.	1,229,000
	HSBC Holdings PLC	1,175,000
	Goldman Sachs & Co.	868,000
	UBS Financial Services, Inc.	749,000
	State Street Bank & Trust Co.	46,000
High Yield	Jefferies & Company LLC	$628,000
Short Duration Income	Citigroup Global Markets, Inc.	$ 2,412,000
	Wells Fargo & Co.	1,836,000
	Goldman Sachs & Co.	1,661,000
	Deutsche Bank Financial LLC	754,000
Strategic Income	Banco Santander SA	$ 122,000
	Deutsche Bank Financial LLC	25,000
Ultra-Short Income	Credit Suisse Group AG	$250,273,000
	RBC Capital Markets	114,040,000
	Barclays Bank PLC	90,070,000
	Citigroup Global Markets, Inc.	71.018,000
	Bank of America Securities LLC	40,001,000
	Wells Fargo & Co.	15,022,000
*	Amount is less than $500.

Portfolio Turnover

The Funds generally do not invest for short-term trading purposes; however, when circumstances warrant, each Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objective and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Funds to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006 (the “Declaration of Trust”). The Trust was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984.

Each of the Funds are diversified. No Fund of the Trust is subject to the liabilities of any other Fund of the Trust.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Trust consists of nine Funds.

The shares of each Fund of the Trust are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Trust have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder’s name on the books of the Trust. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will assist in shareholder communication in such matters to the extent required by law.

Dividends and Capital Gains Distributions

Each Fund’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Fund by an investor may have the effect of reducing the per share NAV of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Fund within the Trust is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by a Fund are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Fund.

Undistributed net investment income is included in a Fund’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to a Fund and therefore will not be distributed as dividends. Rather, these payments on MBS will be reinvested on your behalf by a Fund.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Trust) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Funds or shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund of the Trust is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole.

Regulated Investment Company Qualification

Each Fund intends to qualify and has either elected or will elect to be treated for each taxable year as a RIC as defined pursuant to Subchapter M of the Code. In order to so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Fund’s foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by a Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce a Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of a Fund’s basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if a Fund held the stock for more than a year.

For purposes of the diversification requirement described above, a Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, a Fund is generally permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter.

Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

A Fund may make certain investments indirectly though one or more entities treated as corporations for U.S. federal income tax purposes. Such entities will generally be required to pay U.S. corporate income tax, and possibly other taxes, on their earnings, which ultimately will reduce the Fund’s return on income derived from such investments.

The Global Multi-Asset Income and Global Strategist Portfolios may seek to gain exposure to the commodity markets through investments in the Subsidiaries. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of the 90% gross income test described above. The Funds have not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to its Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. Based on the principles underlying private letter rulings previously issued to other taxpayers, each of these Funds intends to treat its income from its Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of a Fund’s investments in its Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a RIC as defined pursuant to Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

A foreign corporation, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiaries’ activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as each Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation and each Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Funds will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiaries’ “Subpart F income,” whether or not such income is distributed by a Subsidiary. It is expected that all of the Subsidiaries’ income will be “Subpart F income.” The Funds’ recognition of the Subsidiaries’ “Subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by a Subsidiary to a Fund will be tax-free, to the extent of their previously undistributed “Subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income. If a net loss is realized by the Subsidiaries, such loss is not generally available to offset the income earned by the Funds, and such loss cannot be carried forward to offset taxable income of the Funds or the Subsidiaries in future periods.

In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If a Fund fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of a Fund’s current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders. If a Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

General Tax Treatment of Qualifying RICs and Shareholders

Each Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from a Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by a Fund to individual shareholders are taxed at rates equal to those applicable to net long- term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by a Fund itself. For this purpose, “qualified dividends” means dividends received by a Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by a Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances.

Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act (the “Tax Act”), established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct (the “Deduction”) 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”). The Tax Act does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. Thus, investors in a RIC that invests in REITs are required to treat distributions made by the RIC of Qualifying REIT Dividends as ordinary dividend income that is not eligible for the Deduction, whereas direct investors in REITs are generally eligible for the Deduction with respect to Qualifying REIT Dividends paid by such REITs. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of Qualifying REIT Dividends to the RIC’s shareholders.

A dividend paid by a Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of a Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years beginning after 2017 and before 2026 and, in the case of a corporate shareholder, 35% for taxable years beginning before 2018, and 21% for taxable years beginning in 2018 or later) to the extent of the Fund’s earnings and profits.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Each Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. A Fund will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any capital gains are retained, a Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by a Fund as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from a Fund is considered tax exempt in their particular states.

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to ensure that it distributes sufficient income such that it does not become subject to U.S. federal income or excise tax.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by a Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than character of distributions made by a Fund.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income for that year (taking into account certain deferrals and elections) and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Trust may be required to withhold and remit to the U.S. Treasury at the applicable rate a percentage of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other noncorporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Trust that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.

The Trust may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Trust may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Trust receives no payments in cash on the security during the year. To the extent that the Trust makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Trust level. Such distributions will be made from the available cash of the Trust or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Trust may realize a gain or loss from such sales. In the event the Trust realizes net capital gains from such transactions, the Trust and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether a Fund qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

A Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When a Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by a Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long- term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by a Fund.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Fund. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to a Fund. These gains or losses increase or decrease the amount of a Fund’s net investment income available to be distributed to its shareholders as ordinary income.

It is expected that a Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Fund may be subject to foreign income taxes with respect to other income. If more than 50% in value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. If a Fund is eligible to make this election, the Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

A Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying U.S. source net interest income (including income from original issue discount), and that are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. However, depending on the circumstances, the Funds may designate all, some or none of the Fund’s potentially eligible dividends as exempt.

Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.

A Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended and the possible applicability of the U.S. estate tax.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in a Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2018, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the following Funds’ outstanding shares.

Fund	Share Class	Name and Address	% of Class
Core Plus Fixed Income	I	National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	44.30%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	20.55%
		Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	10.67%
		Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA 94104-4151	5.58%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	5.23%
Corporate Bond	I	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	80.28%
		LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.34%
Global Multi-Asset Income	I	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.96%
Global Strategist	I	National Financial Services Corp. PO Box 3908 Church Street Station New York, NY 10008-3908	43.45%
		Kano Profit Sharing Plan PO Box 110098 Nashville, TN 37222-0098	13.97%
		Morgan Stanley & Co. LLC Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	11.12%
		UBS WM USA 1000 Harbor Blvd, Floor 5 Weehawken, NJ 07086-6761	7.63%
High Yield	I	National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	46.70%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	25.14%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	13.15%

Fund	Share Class	Name and Address	% of Class
		TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.34%
Mid Cap Growth	I	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	37.99%
		National Financial Services Corp. P.O. Box 3908 Church Street Station New York, NY 10008-3908	28.71%
		Charles Schwab & Co Inc. 101 Montgomery St San Francisco, CA 94104-4151	14.20%
		Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	5.33%
Short Duration Income	I	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	83.08%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	7.88%
Strategic Income	I	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Core Plus Fixed Income	A	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	56.10%
		LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.39%
		TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.36%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	7.31%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	5.09%
Corporate Bond	A	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	41.67%
		Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399-0002	21.40%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	17.21%
		Mac & Co. A/C 497767 P.O. Box 3198 Pittsburgh, PA 15230	13.31%
Global Multi-Asset Income	A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07399-0002	51.75%
		LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	34.94%

Fund	Share Class	Name and Address	% of Class
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	13.34%
Global Strategist	A	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	68.67%
		National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	9.89%
High Yield	A	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	75.43%
		Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA 94104-4151	15.46%
Mid Cap Growth	A	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	30.68%
		National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	29.99%
		Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA 94104-4151	12.09%
Short Duration Income	A	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	83.08%
		National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	7.88%
Strategic Income	A	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Ultra-Short Income	A	Morgan Stanley Smith Barney LLC 1300 Thames St Wharf 6th Fl Baltimore, MD 21231-3496	96.30%
Core Plus Fixed Income	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	79.60%
		TD Ameritrade 27 Bittersweet Drive Gales Ferry, CT 06335-1002	19.27%
Corporate Bond	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	87.86%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	8.53%
Global Strategist	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	86.55%
High Yield	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	65.45%

Fund	Share Class	Name and Address	% of Class
		Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399-0002	16.02%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	12.51%
Mid Cap Growth	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	72.10%
		Wells Fargo Clearing Services, LLC 2801 Market St. Saint Louis, MO 63103-2523	11.01%
Short Duration Income	L	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	64.43%
		Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005-1101	31.88%
Core Plus Fixed Income	C	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	31.07%
		Wells Fargo Clearing Services, LLC 2801 Market Street St. Louis, MO 63103-2523	22.84%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	17.96%
		Pershing LLC One Pershing Plaza, 14th Floor Jersey City, NJ 07399-0002	16.82%
Corporate Bond	C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	82.12%
		Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	10.69%
Global Multi-Asset Income	C	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.96%
Global Strategist	C	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	94.77%
High Yield	C	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	51.96%
		UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086-6761	29.97%
		Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	9.25%
Mid Cap Growth	C	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.99%

Fund	Share Class	Name and Address	% of Class
Short Duration Income	C	Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1102	49.28%
		LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	30.59%
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	20.12%
Strategic Income	C	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	52.99%
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	47.01%
Ultra-Short Income	IR	Morgan Stanley Smith Barney LLC 1300 Thames St Wharf 6th Fl Baltimore, MD 21231-3496	40.95%
		Celegne Corporation 86 Morris Ave Summit, NJ 07901-3900	21.07%
		American Equity Investment Life 6000 Westown Parkway West Des Moines, IA 50266-7711	17.06%
Global Multi-Asset Income	IS	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Global Strategist	IS	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	93.50%
		Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	6.49%
High Yield	IS	MSIFT Global Multi-Asset Income Fund 522 Fifth Ave. New York, NY 10036-7601	66.43%
		Great-West Trust Company LLC 8515 E. Orchard Road Greenwood Village, CO 80111-5002	32.49%
Mid Cap Growth	IS	National Financial Services LLC 499 Washington Blvd Fl. 4 Jersey City, NJ 07310-2010	79.78%
		First Citizens Bank & Trust Co. 100 E Tryon Road Raleigh, NC 27603-3581	16.29%
Short Duration Income	IS	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	99.95%
Strategic Income	IS	Morgan Stanley Investment Management 485 Lexington Ave., Fl 14 New York, NY 10017-2643	100.00%
Ultra-Short Income	Institutional	Morgan Stanley Smith Barney LLC 1300 Thames St Wharf 6th Fl Baltimore, MD 21231-3496	99.65%

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the respective Fund on any matter requiring the approval of shareholders of such Fund.

PERFORMANCE INFORMATION

The average annual compounded rates of return for the Class I shares of the Funds for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	2.79%	5.09%	4.23%	7.32%	11/14/1984
Corporate Bond	2.95%	5.53%	4.80%	6.54%	08/31/1990
Global Multi-Asset Income	5.24%	N/A	N/A	2.74%	04/30/2015
Global Strategist	11.98%	6.23%	4.77%	7.39%	12/31/1992
High Yield	9.40%	7.65%	N/A	8.74%	02/07/2012
Mid Cap Growth	16.16%	8.75%	5.44%	11.81%	03/30/1990
Short Duration Income	2.29%	2.55%	0.27%	3.13%	03/31/1992
Strategic Income	7.64%	N/A	N/A	3.26%	12/30/2014

The average annual compounded rates of return for the Class A shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	2.43%	4.72%	3.93%	4.92%	11/07/1996
Corporate Bond	2.54%	5.22%	4.58%	4.66%	05/20/2002
Global Multi-Asset Income	4.89%	N/A	N/A	2.38%	04/30/2015
Global Strategist	11.64%	5.88%	4.46%	6.30%	11/01/1996
High Yield	9.04%	7.27%	N/A	8.38%	02/07/2012
Mid Cap Growth	15.85%	8.46%	5.17%	9.15%	01/31/1997
Short Duration Income	2.15%	2.27%	0.02%	0.02%	09/28/2007
Strategic Income	7.18%	N/A	N/A	2.89%	12/30/2014
Ultra-Short Income	0.92%	N/A	N/A	0.74%	04/28/2016

The average annual compounded rates of return, inclusive of a maximum sales charge of 4.25% (except with respect to the Short Duration Income Portfolio and 5.25% with respect to the Global Multi-Asset Income, Global Strategist and Mid Cap Growth Portfolios), for the Class A shares of the Funds for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	-1.93%	3.81%	3.47%	4.71%	11/07/1996
Corporate Bond	-1.84%	4.32%	4.13%	4.36%	05/20/2002
Global Multi-Asset Income	-0.64%	N/A	N/A	0.14%	04/30/2015
Global Strategist	5.76%	4.75%	3.90%	6.03%	11/01/1996
High Yield	4.40%	6.34%	N/A	7.56%	02/07/2012
Mid Cap Growth	9.78%	7.30%	4.60%	8.86%	01/31/1997
Short Duration Income*	2.15%	2.27%	0.02%	0.02%	09/28/2007
Strategic Income	2.62%	N/A	N/A	1.29%	12/30/2014
Ultra-Short Income*	0.92%	N/A	N/A	0.74%	04/28/2016
*	Class A shares of the Short Duration Income and Ultra-Short Income Portfolios do not have a sales charge.

The average annual compounded rates of return for the Class L shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	2.16%	4.48%	N/A	4.98%	04/27/2012
Corporate Bond	2.20%	4.88%	N/A	5.19%	06/16/2008

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Global Strategist	11.07%	5.35%	N/A	5.92%	04/27/2012
High Yield	8.75%	7.01%	N/A	8.11%	02/07/2012
Mid Cap Growth	15.07%	7.83%	N/A	8.05%	06/14/2012
Short Duration Income	1.90%	1.94%	N/A	1.99%	04/27/2012

The average annual compounded rates of return for the Class C shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund^	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	1.57%	N/A	N/A	5.17%	04/30/2015
Corporate Bond	1.81%	N/A	N/A	5.77%	04/30/2015
Global Multi-Asset Income	4.21%	N/A	N/A	1.63%	05/08/2015
Global Strategist	10.77%	N/A	N/A	2.70%	04/30/2015
High Yield	8.24%	N/A	N/A	4.78%	04/30/2015
Short Duration Income	1.34%	N/A	N/A	2.71%	04/30/2015
Strategic Income	6.46%	N/A	N/A	2.20%	04/30/2015
^	Performance information for Class C shares of the Mid Cap Growth Portfolio will be provided once the Class C shares have completed a full calendar year of operations.

The average annual compounded rates of return, inclusive of a maximum contingent deferred sales charge of 1.00%, for the Class C shares of the Funds for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund[a]	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	0.58%	N/A	N/A	5.17%	04/30/2015
Corporate Bond	0.81%	N/A	N/A	5.77%	04/30/2015
Global Multi-Asset Income	3.21%	N/A	N/A	1.63%	05/08/2015
Global Strategist	9.77%	N/A	N/A	2.70%	04/30/2015
High Yield	7.24%	N/A	N/A	4.78%	04/30/2015
Short Duration Income	0.34%	N/A	N/A	2.71%	04/30/2015
Strategic Income	5.46%	N/A	N/A	2.20%	04/30/2015
a	Class C shares have a 1.00% sales charge for shares redeemed within one year of purchase.

The average annual compounded rates of return for the Class IS shares of the Funds for the 1-, 5- and 10- year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Global Multi-Asset Income	5.40%	N/A	N/A	2.83%	04/30/2015
Global Strategist	12.08%	N/A	N/A	4.54%	05/29/2015
High Yield	9.43%	N/A	N/A	4.69%	03/28/2014
Mid Cap Growth	16.24%	N/A	N/A	4.39%	09/13/2013
Short Duration Income	2.46%	N/A	N/A	5.73%	01/11/2016
Strategic Income	7.80%	N/A	N/A	3.34%	12/30/2014

The average annual compounded rates of return for the Institutional Class and Class IR shares of the Ultra-Short Income Portfolio for the 1-year period ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	Inception to 09/30/17	Date of Inception of Class
Ultra-Short Income - Institutional Class	1.13%	0.96%	04/28/2016

Fund	1 Year Return 09/30/17	Inception to 09/30/17	Date of Inception of Class
Ultra-Short Income - Class IR	1.18%	1.01%	04/28/2016

The average annual compounded rates of return (after taxes on distributions) for the Class I shares of the Funds (except with respect to the Ultra-Short Income Portfolio) for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	1.38%	3.47%	2.53%	4.71%	11/14/1984
Corporate Bond	1.63%	4.20%	3.35%	4.38%	08/31/1990
Global Multi-Asset Income	4.68%	N/A	N/A	2.14%	04/30/2015
Global Strategist	11.76%	5.15%	3.84%	5.65%	12/31/1992
High Yield	6.27%	3.91%	N/A	5.16%	02/07/2012
Mid Cap Growth	5.17%	4.81%	3.42%	9.54%	03/30/1990
Short Duration Income	1.45%	1.83%	-0.68%	1.63%	03/31/1992
Strategic Income	6.65%	N/A	N/A	2.17%	12/30/2014
Ultra-Short Income†	0.68%	N/A	N/A	0.57%	04/28/2016
†	The returns for the Ultra-Short Income Portfolio reflect Institutional Class shares.

The average annual compounded rates of return (after taxes on distributions and redemptions) for the Class I shares of the Funds (except with respect to the Ultra-Short Income Portfolio) for the 1-, 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are as follows:

Fund	1 Year Return 09/30/17	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	1.55%	3.16%	2.50%	4.68%	11/14/1984
Corporate Bond	1.64%	3.64%	3.08%	4.25%	08/31/1990
Global Multi-Asset Income	3.12%	N/A	N/A	1.88%	04/30/2015
Global Strategist	7.06%	4.51%	3.42%	5.34%	12/31/1992
High Yield	5.24%	4.14%	N/A	5.13%	02/07/2012
Mid Cap Growth	14.96%	6.40%	4.10%	9.40%	03/30/1990
Short Duration Income	1.29%	1.63%	-0.18%	1.82%	03/31/1992
Strategic Income	4.30%	N/A	N/A	1.98%	12/30/2014
Ultra-Short Income†	0.64%	N/A	N/A	0.55%	04/28/2016
†	The returns for the Ultra-Short Income Portfolio reflect Institutional Class shares.

The aggregate compounded rates of return for the Class I shares of the Funds (except with respect to the Ultra-Short Income Portfolio) for the 5- and 10-year periods ended September 30, 2017 and for the period from inception through September 30, 2017 are set forth below. One year aggregate total return figures are reflected under the average annual total return figures provided above.

Fund	5 Years ended 09/30/17	10 Years ended 09/30/17	Inception to 09/30/17	Date of Inception of Class
Core Plus Fixed Income	28,16%	51.28%	921.25%	11/14/1984
Corporate Bond	30.86%	59.84%	455.38%	08/31/1990
Global Multi-Asset Income	N/A	N/A	6.75%	04/30/2015
Global Strategist	35.26%	59.31%	483.38%	12/31/1992
High Yield	44.54%	N/A	60.54%	02/07/2012
Mid Cap Growth	52.14%	69.91%	2052.87%	03/30/1990
Short Duration Income	13.44%	2.75%	119.44%	03/31/1992
Strategic Income	N/A	N/A	9.23%	12/30/2014
Ultra-Short Income†	N/A	N/A	1.36%	04/28/2016
†	The returns for the Ultra-Short Income Portfolio reflect Institutional Class shares.

The 30-day yield figures for each of the Fund’s Fixed Income and Asset Allocation Funds is set forth below:

Class I Fund	Period Ending 09/30/17
Core Plus Fixed Income	3.06%
Corporate Bond	2.51%
Global Multi-Asset Income	0.94%
Global Strategist	1.11%
High Yield	5.78%
Short Duration Income	1.78%
Strategic Income	2.62%

Class A Fund	Period Ending 09/30/17
Core Plus Fixed Income	2.59%
Corporate Bond	2.07%
Global Multi-Asset Income	0.55%
Global Strategist	0.74%
High Yield	5.19%
Short Duration Income	1.55%
Strategic Income	2.19%
Ultra-Short Income	1.04%

Class L Fund	Period Ending 09/30/17
Core Plus Fixed Income	2.47%
Corporate Bond	1.81%
Global Strategist	0.28%
High Yield	5.18%
Short Duration Income	1.31%

Class C Fund	Period Ending 09/30/17
Core Plus Fixed Income	1.96%
Corporate Bond	1.42%
Global Multi-Asset Income	-0.15%
Global Strategist	0.04%
High Yield	4.68%
Short Duration Income	0.81%
Strategic Income	1.54%

Class IR Fund	Period Ending 09/30/17
Ultra-Short Income	1.29%

Class IS Fund	Period Ending 09/30/17
Global Multi-Asset Income	0.98%
Global Strategist	1.15%
High Yield	5.84%
Short Duration Income	1.75%
Strategic Income	2.68%

Institutional Class Fund	Period Ending 09/30/17
Ultra-Short Income	1.24%

POTENTIAL CONFLICTS OF INTEREST

The Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Funds, the Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Adviser or any of its affiliates are referred to in this Statement of Additional Information collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Adviser and its affiliates might come into possession of material, non-public information that affects the Adviser’s ability to buy, sell or hold Fund investments. In addition, affiliates of the Adviser might own, and effect transactions in, securities of companies which the Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Adviser provide investment banking services or make a market in such securities, or in which the Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Adviser responsible for managing a Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to a Fund. In particular, arrangements with certain Other Accounts might provide for the Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Funds. The Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Other Accounts for which the Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Funds, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Funds. In addition, the Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Funds or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Funds and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Funds or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Fund and Other Accounts. The Adviser expects to conduct each Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among the Funds and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Funds and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Funds and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Funds and any Other Account. To the extent that the

Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Adviser is trading for more than one account at the same time. If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which a Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of the Funds from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Funds from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended September 30, 2017, including notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Funds’ Annual Reports to Shareholders. A copy of the Funds’ Annual Reports to Shareholders must accompany the delivery of this SAI.

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

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II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers. We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

■

Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■

General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

■

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1

 Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a

We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b

We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i

At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii

We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c

Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who

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is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d

We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e

We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f

We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g

In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h

We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i

We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j

We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k

We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2

Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4

Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6

Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7

Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8

Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10

Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a

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practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11

Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12

Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1

We generally support the following:

■

Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

■

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

■

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

■

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■

Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■

Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■

Management proposals to effect stock splits.

■

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■

Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2

We generally oppose the following (notwithstanding management support):

■

Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

■

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive,

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particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

■

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■

Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

1

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3

Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4

Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7

Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

1

We generally support the following:

■

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other

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performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■

Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2

We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3

In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4

Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5

We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8

Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder

A-6

value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1

The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2

The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3

Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1

If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2

If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3

If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

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C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

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APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Fund Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by the Morgan Stanley Funds Board on September 2015, September 27-28, 2016 and September 27-28, 2017.

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APPENDIX B — DESCRIPTION OF RATINGS

Standard & Poor’s Ratings Services

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

I. S&P’s Long-Term Issue Credit Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its financial obligations including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within five business days of the due date in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

II. S&P’s Short-Term Issue Credit Ratings

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Moody’s Investors, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

I. Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

II. Moody’s Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

I. Fitch’s Long-Term Issuer Credit Rating Scale

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

”Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue, 3rd Floor, Room 3G New York, NY 10036 on April 20, 2018

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INCOME SECURITIES INC.
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2018

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Income Securities Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on February 23, 2018 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue 3rd Floor, Room 3G, New York, NY 10036, on April 20, 2018 at 10:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ICB_29699_030918

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 20, 2018.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-29699

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

		FOR	AGAINST	ABSTAIN

1.

To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated January 22, 2018, between Morgan Stanley Income Securities Inc. (the “Acquired Fund”) and Morgan Stanley Institutional Fund Trust, on behalf of the Corporate Bond Portfolio (the “Acquiring Fund”), pursuant to which substantially all of the assets and the liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the “Reorganization”). As a result of this transaction, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund receiving Class I shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization.

		☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

    xxxxxxxxxxxxxx                     ICB 29699                   M    xxxxxxxx                       +

MORGAN STANLEY INCOME SECURITIES INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON 4/20/18 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cut-off date.

Vote by Internet:          www.proxyvote.com

Vote by Phone:                 1-800-454-8683

Vote by Mail:                              Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E40547-S68658

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 20, 2018. The following material is available at www.proxyvote.com: Proxy Statement

			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

The Board of Trustees recommends that you vote FOR the following proposal:				For	Against	Abstain

1.   To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated January 22, 2018, between Morgan Stanley Income Securities Inc. (the "Acquired Fund") and Morgan Stanley Institutional Fund Trust, on behalf of the Corporate Bond Portfolio (the "Acquiring Fund"), pursuant to which substantially all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Class I shares of the Acquiring Fund and pursuant to which the Acquired Fund will be dissolved (the "Reorganization"). As a result of this transaction, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund receiving Class I shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of common stock of the Acquired Fund held immediately prior to the Reorganization.

				☐	☐	☐

2. To act upon such matters as may properly come before the Meeting.

The Special Meeting of Shareholders of Morgan Stanley Income Securities Inc. will be held on April 20, 2018 at the principal executive office of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, to vote on the proposals set forth in the Notice of Special Meeting of Shareholders.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournments or postponements thereof. If no direction is made, this voting instruction form will be voted "FOR" the Proposal.

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

		Yes	No

HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date